                                                       Registration No. 33-14672
                                                                        811-5183

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 27

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 7

                                   VEL ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester MA 01653
                            Telephone: (508) 855-1000
               (Address of Depositor's Principal Executive Office)

                          Charles F. Cronin, Secretary
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

             / /  immediately upon filing pursuant to paragraph (b) of Rule 485

             /X/  on April 30, 2004 pursuant to paragraph (b) of Rule 485

             / /  60 days after filing pursuant to paragraph (a) (1) of Rule 485

             / /  on (date) pursuant to paragraph (a) (1) of Rule 485

             / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2003 was filed on or before March 30, 2004.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about Vari-Exceptional Life ("VEL"), an individual flexible premium variable life insurance policy issued by Allmerica Financial Life Insurance and Annuity Company on Policy Form No. 1018-87 ("VEL 87 Policies") and on Policy Form No. 1018-91 ("VEL 91 Policies"). The VEL 87 Policies and VEL 91 Policies differ in certain respects, as described in the referenced sections of this Prospectus. You can determine whether you own a VEL 87 Policy or a VEL 91 Policy by checking the Form Number on the lower left-hand corner of the cover page of the Policy.

The policies are funded through the VEL Account, a separate investment account of the Company that is referred to as the Separate Account, and a fixed-interest account that is referred to as the General Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
AIT Core Equity Fund
AIT Equity Index Fund
AIT Government Bond Fund
AIT Money Market Fund
AIT Select Capital Appreciation Fund
AIT Select Growth Fund
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Value Opportunity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS B)
AllianceBernstein Premier Growth Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Money Market Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
(CLASS 2)

FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small Cap Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio


A STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2004 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


                                DATED APRIL 30, 2004

                                TABLE OF CONTENTS

SUMMARY OF RISKS AND BENEFITS                                                                  4
   WHAT ARE THE POLICY'S BENEFITS?                                                             4
   WHAT ARE THE POLICY'S RISKS?                                                                4

SUMMARY OF RISKS AND BENEFITS: FEE TABLES                                                      6
   TRANSACTION FEES                                                                            6
   PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES                                         9
   ANNUAL FUND OPERATING EXPENSES                                                             11

THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS                                               12
   WHAT IS THE COMPANY?                                                                       12
   WHAT IS THE SEPARATE ACCOUNT?                                                              12
   WHAT ARE THE FUNDS?                                                                        12

THE POLICY                                                                                    16
   WHAT ARE THE DIFFERENCES BETWEEN THE VEL 87 POLICY AND THE VEL 91 POLICY?                  16
   HOW DO I COMMUNICATE WITH THE COMPANY?                                                     16
   HOW DO I APPLY FOR A POLICY?                                                               17
   CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?                         18
   IS A PAID-UP INSURANCE OPTION AVAILABLE?                                                   18
   WHAT IS THE MINIMUM MONTHLY FACTOR?                                                        19
   HOW DO I MAKE PAYMENTS?                                                                    19
   HOW DO I ALLOCATE MY NET PAYMENTS?                                                         20
   CAN I MAKE TRANSFERS?                                                                      20
   IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?                                      20
   ARE THERE RESTRICTIONS ON MARKET TIMERS?                                                   21
   IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?                   21
   CAN I MAKE FUTURE CHANGES UNDER MY POLICY?                                                 21
   HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?                                              22
   CAN I CONVERT MY POLICY INTO A FIXED POLICY?                                               22
   CAN I MAKE POLICY LOANS?                                                                   23
   CAN I SURRENDER THE POLICY?                                                                24
   CAN I MAKE PARTIAL WITHDRAWALS?                                                            24
   WHAT IS THE POLICY VALUE?                                                                  25

THE DEATH BENEFIT                                                                             27
   WHAT ARE THE SUM INSURED OPTIONS?                                                          27
   CAN I CHANGE THE SUM INSURED OPTION?                                                       28
   WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?                                               28

TERMINATION AND REINSTATEMENT                                                                 31
   WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?                                         31
   WHAT ARE THE REINSTATEMENT PROVISIONS OF THE VEL 87 POLICY?                                31
   WHAT ARE THE REINSTATEMENT PROVISIONS OF THE VEL 91 POLICY?                                32

CHARGES AND DEDUCTIONS                                                                        34
   WHAT CHARGES ARE DEDUCTED FROM PREMIUM PAYMENTS?                                           34
   WHAT IS THE MONTHLY DEDUCTION?                                                             34
   WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT?          36
   WHAT IS THE SURRENDER CHARGE?                                                              36
   WHAT IS THE SURRENDER CHARGE FOR VEL 87 POLICIES?                                          36
   WHAT IS THE SURRENDER CHARGE FOR VEL 91 POLICIES?                                          37
   WHAT CHARGES APPLY TO PARTIAL WITHDRAWALS?                                                 38

   WHAT ARE THE TRANSFER CHARGES?                                                             39
   WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?                                     39
   ARE THERE OTHER ADMINISTRATIVE CHARGES?                                                    39

FEDERAL TAX CONSIDERATIONS                                                                    40
   HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?                                        40
   HOW ARE THE POLICIES TAXED?                                                                40
   HOW ARE POLICY LOANS TAXED?                                                                41
   WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?                               42
   WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?                        42
   CAN I BE CONSIDERED THE OWNER OF THE ASSETS OF THE SEPARATE ACCOUNT FOR TAX PURPOSES?      42

OTHER INFORMATION                                                                             44
   ARE THERE OTHER IMPORTANT POLICY PROVISIONS?                                               44
   CAN THE COMPANY DELAY PAYMENTS TO ME?                                                      44
   DO I HAVE ANY VOTING RIGHTS?                                                               45
   WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?                                          45
   ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?                    46
   MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?                                           46
   WHAT IS MIXED AND SHARED FUNDING?                                                          46
   WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE ACCOUNT?         46

THE GENERAL ACCOUNT                                                                           47

GLOSSARY OF SPECIAL TERMS                                                                     48

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.

WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

     -  Life insurance coverage on the named Insured
     -  Policy Value
     -  Surrender rights and partial withdrawal rights
     -  Loan privileges

Other benefits available through the policy include:

     - WAIVER OF PREMIUM RIDER - This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

     - GUARANTEED INSURABILITY RIDER - This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

     - OTHER INSURED RIDER - This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

     - CHILDREN'S INSURANCE RIDER - This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

     - EXCHANGE OPTION RIDER - This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

     - LIVING BENEFITS RIDER - This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

WHAT ARE THE POLICY'S RISKS?

There are certain risks associated with the Policy:

     - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.

     - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

     - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

     - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

     - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

     - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES


                 CHARGE                               WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON                                NA                                  None
PREMIUMS (LOAD)

PREMIUM TAXES                                     When a premium payment is made        2.50% of each premium payment

SURRENDER CHARGE - DEFERRED ADMINISTRATIVE        Upon Surrender or a Decrease in       VEL 91 Policies: $8.50 per thousand
CHARGE(1)                                         Face Amount for up to 12 years from   dollars of the initial Face Amount
                                                  Date of of an Issue of the Policy     or of increase in Face Amount.
                                                  or from the date of increase in
                                                  Face Amount, respectively             VEL 87 Policies: $4.50 per thousand
                                                                                        dollars of the initial Face Amount
                                                                                        or of an increase in Face Amount.

SURRENDER CHARGE - DEFERRED SALES CHARGE(1)

   VEL 91                                         Upon Surrender or a Decrease in       VEL 91 Policies: Per $1,000 of Face
   Minimum and Maximum Charge                     Face Amount for up to 12 years from   Amount, the minimum charge is $7.86
                                                  Date of Issue of the Policy or from   for a Female Standard Smoker, Age 0
   Charge for a representative Policy owner       the date of increase in Face          and the maximum charge is $45.33
                                                  Amount, respectively.                 for a Male Standard Smoker, Age 80.

                                                                                        For a Male Standard Non-Smoker Age
                                                                                        45, the rate is $17.40 per $1,000
                                                                                        of Face Amount.

   VEL 87                                                                               VEL 87 Policies: Per $1,000 of Face
   Minimum and Maximum Charge                                                           Amount, the minimum charge is $7.68
                                                                                        for a Female Standard Smoker, Age 0
   Charge for a representative Policy owner                                             and the maximum charge is $38.25
                                                                                        for a Male Standard Smoker, Age 85.

                                                                                        For a Male Standard Smoker Age 45,
                                                                                        the rate is $23.61 per $1,000 of
                                                                                        Face Amount.

PARTIAL WITHDRAWAL CHARGE(2)                      Upon Partial Withdrawals in excess    5% of any withdrawals in excess of
                                                  of the Free 10% Withdrawal Amount     the Free 10% Withdrawal amount.

PARTIAL WITHDRAWAL TRANSACTION                    Upon any Partial Withdrawal           2% of the amount withdrawn, not to
FEE                                                                                     exceed $25

INCREASE IN FACE AMOUNT                           Upon increasing the Face Amount of    $40 administrative fee
                                                  the Policy

TRANSFER CHARGES                                  Upon the 13th transfer and each       Currently $10 per transfer,
                                                  subsequent transfers in a Policy      guaranteed not to exceed $25 per
                                                  Year.                                 transfer.

SPLIT OPTION RIDER/                               Upon adding the rider to the          $20.00 (one-time fee)
EXCHANGE OPTION RIDER                             contract

LIVING BENEFITS RIDER                             Upon exercising the rider             $150 (one-time fee) plus a present
   Minimum and maximum charge                                                           value at expected premiums
                                                                                        associated with the benefit
                                                                                        calculated from the point in time
                                                                                        the rider is exercised. Per $1,000
                                                                                        of Benefit: the minimum charge is
                                                                                        $2.58 and the maximum charge is
                                                                                        $850

   Charge for a representative Policy owner                                             Per $1,000 of original Face Amount:
                                                                                        a representative charge is $13.50
                                                                                        (for a Male Standard, Age 45).

CHANGING NET PAYMENT ALLOCATION                   Upon changing allocations of Net      Currently there is no charge. Any
                                                  Payments                              future charge is guaranteed not to
                                                                                        exceed $25.

CHANGING MONTHLY DEDUCTION ALLOCATION             Upon changing allocations             Currently there is no charge. Any
                                                                                        future charge is guaranteed not to
                                                                                        exceed $25.

PROVIDING A PROJECTION OF VALUES(3)               Upon requesting a projection of       Currently there is no charge. Any
                                                  values                                future charge is guaranteed not to
                                                                                        exceed $25.


(1) SURRENDER CHARGES - At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. The surrender charge is imposed if, during its duration, you request a full surrender or a decrease in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a dEFERRED ADMINISTRATIVE CHARGE, and (b) is a DEFERRED SALES CHARGE.

In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. If you surrender the Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual charge imposed will be less than the maximum.

VEL 91 POLICIES: The maximum surrender charge calculated upon issuance of the VEL 91 Policy or an increase in Face Amount is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge, and (b) is a deferred sales charge. The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering the Policy. The DEFERRED SALES CHARGE is equal to 30% of the Guideline Annual Premium. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds.

VEL 87 POLICIES: The maximum surrender charge calculated upon issuance of the VEL 87 Policy or an increase in Face Amount is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. If you surrender the VEL 87 Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum.

The DEFERRED ADMINISTRATIVE CHARGE is equal to $4.50 per thousand dollars of the initial Face Amount or an increase in Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering the

Policy. The DEFERRED SALES CHARGE is equal to 30% of the Guideline Annual Premium times a factor which is not greater than 1.0. As the factors used in calculating the deferred sales charge in (b) vary with the attained Age and Premium Class (smoker or non-smoker) of the Insured, the deferred sales charge may range between 10.25% and 30% of the Guideline Annual Premium.

The surrender charges shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) PARTIAL WITHDRAWALS - The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) PROVIDING A PROJECTION OF VALUES - You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

                                      * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. THE SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES ARE CHARGED ON A DAILY BASIS. ALL OF THE OTHER FEES ARE CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                  CHARGE                            WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE (1)

    Minimum and Maximum charge                              Monthly             Per $1,000 of original Face Amount,
                                                                                the minimum is $0.05 and the maximum
                                                                                is $83.33

    Charge for a representative Policy owner                                    Per $1,000 of original Face Amount: a
                                                                                representative charge is  $0.28 (for a
                                                                                Male Standard Non-Smoker Age 45)

MONTHLY ADMINISTRATIVE FEE                                  Monthly             $25.00 Year 1
                                                                                $5.00 Years 2 and later

MORTALITY AND EXPENSE RISK FEES                              Daily              Annual rate of 0.90%

MONTHLY CHARGES FOR OPTIONAL BENEFITS*                      Monthly             Varies depending upon the optional
                                                                                benefits selected, and by the
                                                                                individual characteristics of the
                                                                                Insureds

OTHER INSURED RIDER                                                             Per $1,000 of original Face Amount:
   Minimum and Maximum charge                               Monthly             the minimum is $0.05 (for Female
                                                                                Preferred Smoker Age 10) and the
                                                                                maximum is $83.33 (for a Male
                                                                                Sub-Standard Smoker Rated 300% Age
                                                                                94).

   Charge for a representative Policy owner                 Monthly             Per $1,000 of original Face Amount: a
                                                                                representative charge is $0.28 (for a
                                                                                Male Standard Non-Smoker Age 45)

WAIVER OF PREMIUM RIDER
   Minimum and Maximum charge                               Monthly             Per $1,000 of the monthly benefit, the
                                                                                minimum charge is $0.02 and the
                                                                                maximum charge is $109.75.

   Charge for a representative Policy owner                 Monthly             Per $1,000 of original Face Amount: a
                                                                                representative charge is $0.06 (for a
                                                                                Male Standard Non-Smoker, Age 45)

CHILDREN'S INSURANCE RIDER                                  Monthly             $0.40 per $1000 of benefit

GUARANTEED INSURABILITY RIDER
   Minimum and Maximum charge                               Monthly             Per $1,000 of original Face Amount:
                                                                                the minimum is $0.03 (for Female
                                                                                Preferred Smoker Age 6) and the
                                                                                maximum is $1.71 ( Male Standard
                                                                                Smoker, Age 65).
   Charge for a representative Policy owner                 Monthly
                                                                                Per $1,000 of original Face Amount: a
                                                                                representative charge is $0.38 (for a
                                                                                Male Standard Non-Smoker, Age 45)

Loan Interest (3)                                   Paid in arrears annually          8 % of the loan amount (3)
                                                        (accrues daily)

PAID-UP INSURANCE OPTION                                      N/A                                None


(1) COST OF INSURANCE - Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum monthly charge is $0.05 (for Female Preferred Smoker Age 10) and the maximum is $83.33 (for a Male Sub-Standard Smoker Rated 300% Age 94). Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: a representative charge is $0.28 (for a Male Standard Non-Smoker Age 45)

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS - The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

OTHER INSURED RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.05 (for Female Preferred Smoker Age 10) and the maximum is $83.33 (for a Male Sub-Standard Smoker Rated 300% Age 94).

WAIVER OF PREMIUM RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, the minimum is $0.04 (for Female Preferred Smoker Age 19) and the maximum is $0.35 (for a Male Standard Smoker Rated 250% Age 64).

GUARANTEED INSURABILITY RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum is $0.03 (for Female Preferred Smoker Age 6) and the maximum is $1.71 (for a Male Standard Smoker Age 65).

(3) POLICY LOANS - Outstanding Policy loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION - A preferred loan option is available under the Policy. After the tenth Policy anniversary the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                           ANNUAL FUND OPERATING EXPENSES


      TOTAL ANNUAL FUND OPERATING EXPENSES                    MINIMUM                           MAXIMUM
-----------------------------------------------------------------------------------------------------------------
Expenses that are deducted from Fund assets,           Annual charge of 0.29%          Annual charge of 1.30%(1)
including management fees, distribution and/or       of average daily net assets      of average daily net assets
service (12b-1) fees and other expenses.



(1) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fee after waiver, and, after giving effect to the advisory fee waiver, total portfolio operating expense for the AllianceBernstein Premier Growth Portfolio is 0.75% and 1.05%, respectively.


The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to this Fund. The limitations may be terminated at any time.

The table above shows the minimum and maximum expenses of the Funds during 2003. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.

                 THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

WHAT IS THE COMPANY?

Unless otherwise specified, any reference to the "Company" refers to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial").


First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of AFC, and First Allmerica became a direct subsidiary of Allmerica Financial. As of December 31, 2003, Allmerica Financial and its subsidiaries had over $19.0 billion in combined assets and over $27.3 billion of life insurance in force, and First Allmerica had over $4.8 billion in assets and over $6.2 billion of life insurance in force. Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


Allmerica Financial and First Allmerica are subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" refers to the VEL Account of the Company. The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.


A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALLMERICA INVESTMENT TRUST
ADVISER: ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective. The sub-advisers are UBS Global Asset Management (Americas), Inc. and Goldman Sachs Asset Management, L.P.

AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. The sub-adviser is Opus Investment Management, Inc.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements. The sub-adviser is Opus Investment Management, Inc.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The sub-adviser is T. Rowe Price Associates, Inc.


AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The sub-advisers are GE Asset Management Incorporated and Jennison Associates LLC.


AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The sub-adviser is Bank of Ireland Asset Management (U.S.) Limited.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the sub-adviser to be undervalued. The sub-adviser is Cramer Rosenthal McGlynn, LLC.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

ADVISER: ALLIANCE CAPITAL MANAGEMENT L.P.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

DELAWARE VIP TRUST
ADVISER: DELAWARE INTERNATIONAL ADVISERS LTD.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FIDELITY VIP ASSET MANAGER PORTFOLIO -- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income. The Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is FMR Co., Inc.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP MONEY MARKET PORTFOLIO -- seeks as high a level of current income as is consistent with preservation of capital and liquidity. The sub-advisers are FMR Co., Inc. and Fidelity Investments Money Management, Inc.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

ADVISER: FRANKLIN ADVISERS, INC.


FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large-cap companies are those with market cap values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL CAP FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small-cap companies are those with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.

JANUS ASPEN SERIES (SERVICE SHARES)

ADVISER: JANUS CAPITAL

JANUS ASPEN GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price Associates, Inc.


                                      * * *

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

     -  Effective date of the change in the investment policy OR

     -  Receipt of the notice of your right to transfer.

                                   THE POLICY

The Company is not currently issuing new VEL 87 or VEL 91 Policies. This Prospectus provides only a very brief overview of the more significant aspects of the Policies and of the Company's administrative procedures, for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company. Except as noted, the following information applies to both VEL 87 and VEL 91 Policies.

WHAT ARE THE DIFFERENCES BETWEEN THE VEL 87 POLICY AND THE VEL 91 POLICY?

"MATURITY DATE" VERSUS "FINAL PREMIUM PAYMENT DATE"
Under VEL 87 Policies, the "Maturity Date" is the Policy anniversary nearest the Insured's 95th birthday. It is the latest date to which insurance may remain in force. If the Insured is still living on the Maturity Date, the Company pays the Policy Value on the Maturity Date (less any outstanding Debt) to the Policyowner, and the VEL 87 Policy terminates.

Under VEL 91 Policies, the "Final Premium Payment Date" is also the Policy anniversary nearest the Insured's 95th birthday. However, a VEL 91 Policy does not terminate on the Final Premium Payment Date. The Policyowner may surrender a VEL 91 Policy on or after the Final Premium Payment Date without the assessment of any surrender charge. If the VEL 91 Policy is not surrendered, the Company will not assess any further Monthly Deductions for the cost of insurance and administrative charges, and the Death Benefit under the VEL 91 Policy will equal the Policy Value (less any outstanding Debt).

DEFERRED ADMINISTRATIVE SERVICE CHARGE
Under VEL 87 Policies, the component of the surrender charge which is attributable to administrative services is $4.50 per thousand dollars of Face Amount. Under VEL 91 Policies, this charge is $8.50 per thousand dollars of Face Amount.

MAXIMUM SURRENDER CHARGES
Under VEL 87 Policies, the maximum surrender charge is computed by multiplying the otherwise applicable surrender charge by a factor which varies with the Age and smoker/nonsmoker status of the Insured, as set forth in CHARGES AND DEDUCTIONS -- WHAT IS THE SURRENDER CHARGE FOR VEL 87 POLICIES? Under VEL 91 Policies, the maximum surrender charge may be reduced by a dollar amount per thousand dollars of the Face Amount of the VEL 91 Policy.

MINIMUM MONTHLY FACTOR GUARANTEE PERIODS
Under VEL 87 Policies, if the Policyowner pays premiums at least equal to the Minimum Monthly Factor, the VEL 87 Policy is guaranteed not to lapse during the 12 months following the issuance of the VEL 87 Policy or an increase in the Face Amount of the VEL 87 Policy. Under VEL 91 Policies, the 12-month period is currently extended to 48 months, with the guarantee that the period shall not be less than 36 months.

MINIMUM FACE AMOUNT FOLLOWING A DECREASE OR WITHDRAWAL
Under VEL 87 Policies, the minimum Face Amount following a requested decrease or withdrawal is $25,000. Under VEL 91 Policies, this amount is $50,000.

REINSTATEMENT PROVISIONS
If a VEL 87 Policy lapses and reinstatement is requested within one year of Date of Issue, the Policyowner is required to pay the Minimum Monthly factor multiplied by the number of months which elapsed since the date of default, plus the Minimum Monthly Factor for the next three months. If reinstatement occurred more than one year after the Date of Issue, the Policyowner must pay all unpaid first-year monthly administrative fees. Under VEL 91 Policies, the Policyowner is not required to pay these amounts. The period during which the charges are payable is suspended. Upon reinstatement, the charges resume from the date of default.

HOW DO I COMMUNICATE WITH THE COMPANY

You may contact us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS
Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS
Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments and surrender of the Policy, we require you to use Company-approved forms. You may obtain Company-approved forms by calling 1-800-533-7881.

TELEPHONE REQUESTS
You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's past procedures for issuing the Policies.

Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one minimum monthly payment for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

     -  45 days after the application for the Policy is signed, or
     - 10 days after you receive the Policy (or longer if required by state law), or
     - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus
(2)  the value of the amounts allocated to the Separate Account, plus
(3)  any fees or charges imposed on the amounts allocated to the Separate
     Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES
After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

     -  45 days after the application for the increase is signed, or
     - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or
     - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

IS A PAID-UP INSURANCE OPTION AVAILABLE?

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

     - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

     - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.
     -  The Policyowner may not make further premium payments.
     - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.
     -  Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

WHAT IS THE MINIMUM MONTHLY FACTOR?

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change (12 months for a VEL 87 Policy) which causes a change in the Minimum Monthly Factor:

     - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, AND
     -  Debt does not exceed Policy Value less surrender charges, THEN
     -  the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIOD FOR A VEL 91 POLICY (12 MONTH PERIODS FOR A VEL 87 POLICY), MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums that shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium that is needed in order to prevent a lapse of the Policy during a Policy year.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Separate Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY
Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3 1/2% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums by written or telephone request. An allocation change will be effective as of the date of receipt of the request in good order at the Principal Office.


INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience. You bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.


CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

     -  the minimum or maximum amount that may be transferred,
     - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,
     -  the minimum period of time between transfers, and
     -  the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account (e.g, you request a transfer of $100 and the Policy Value in Sub-account is $98), we will assume that you wish to transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

     - there has been at least a 90-day period since the last transfer from the General Account, and
     - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON MARKET TIMERS?

Yes. The Policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policyowners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not invest in the Policy.

In order to prevent "market timing" activities that may harm or disadvantage other Policyowners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. We reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policyowners. If any of these actions are taken, we will notify the market timer of the action as soon as practicable.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or
     - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?, under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

     -  Cancel your Policy under its right-to-examine provision
     -  Transfer your ownership to someone else - Change the beneficiary
     - Change the allocation of payments, with no tax consequences under current law
     -  Make transfers of Policy Value among the funds
     -  Adjust the death benefit by increasing or decreasing the Face Amount
     -  Add or remove certain optional insurance benefits

HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $40,000 ($25,000 for VEL 87). If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

     -  the Face Amount provided by the most recent increase; then
     -  the next most recent increases successively; and then
     -  the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

The loan amount normally will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances.

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT
As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED
Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS
Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value.

EFFECT OF POLICY LOANS
Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

CAN I SURRENDER THE POLICY?


Yes. You may surrender the Policy and receive its Surrender Value. You must use Company-approved forms to surrender the Policy. You may obtain Company-approved forms by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the Policy and completed surrender forms are received in good order at the Principal Office.


The Surrender Value is equal to the Policy Value MINUS any Debt and applicable surrencer charges. A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under certain circumstances; see OTHER INFORMATION - CAN THE COMPANY DELAY PAYMENTS TO ME?

CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000 ($25,000 for VEL 87). See THE DEATH BENEFIT.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of your accumulation in the General Account PLUS the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE
The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

     - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; PLUS

     - the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

                                THE DEATH BENEFIT

As long as the Policy remains in force, upon due proof of the Insured's death, the Company will pay the Death Proceeds to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION -- CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

Prior to the Final Premium Payment Date or Maturity Date, the Death Proceeds are equal to:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; PLUS
     - any additional insurance on the Insured's life that is provided by rider; MINUS
     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

WHAT ARE THE SUM INSURED OPTIONS?

The Policies provide two Sum Insured Options: Option 1 and Option 2, as described below. You may change the Option once per Policy year by Written Request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED
To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                       GUIDELINE MINIMUM SUM INSURED TABLE

       AGE OF INSURED                                                      PERCENTAGE OF
       ON DATE OF DEATH                                                    POLICY VALUE
       ----------------                                                    -------------
         40 and under                                                          250%
         45                                                                    215%
         50                                                                    185%
         55                                                                    150%
         60                                                                    130%
         65                                                                    120%
         70                                                                    115%
         75                                                                    105%
         80                                                                    105%
         85                                                                    105%
         90                                                                    105%
         95 and above                                                          100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the

Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid).

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- WHAT IS THE MONTHLY DEDUCTION?

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

     - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

     -  The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

     Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

     Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

           (1) upon the death of the payee, with no further payments due (Life Annuity), or
           (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or
           (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

     Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

     Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

     Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

           (1) in the same amount as the original amount; or
           (2) in an amount equal to 2/3 of the original amount; or
           (3) in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS
The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS
An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS
A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES
The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b)     the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

LIMITED GUARANTEE
Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months for a VEL 91 Policy (12 months for a VEL 87 Policy) after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase, or the Policy Change which causes a change in the Minimum Monthly Factor has been in force. The Policy Change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase for a VEL 91 Policy (12 months for a VEL 87 Policy), making payments equal to the Minimum Monthly Factor does not guarantee that the Policy will remain in force.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE VEL 87 POLICY?

A terminated VEL 87 Policy may be reinstated anytime within three years after the date of default and before the Maturity Date, if the VEL 87 Policy has not been surrendered and the Insured is alive. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

     -  a written application for reinstatement,
     - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and
     - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested less than 12 months either after the Date of Issue of the VEL 87 Policy or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in (a) or (b):

Under (a), the minimum amount payable is the sum of the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement.

Under (b), the minimum amount payable is the sum of:

     - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default; PLUS
     - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested 12 months or more after the Date of Issue of the VEL 87 Policy or an increase in the Face Amount, you must pay the amount shown in (b) above.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the VEL 87 Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the VEL 87 Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

     - the Net Premium paid to reinstate the VEL 87 Policy increased by interest from the date the payment was received at the Principal Office; PLUS
     - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement; MINUS
     -  the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE VEL 91 POLICY?

A terminated VEL 91 Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date if the VEL 91 Policy has not been surrendered and the Insured is alive. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company:

     -  a written application for reinstatement; AND
     - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules;, AND
     - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount of a VEL 91 Policy, you must pay the lesser of the amount shown in (a) or
(b).

Under (a), the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement.

Under (b), the minimum amount payable is the sum of:

     - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS
     - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the VEL 91 Policy or any increase in the Face Amount, you must pay the amount shown in (b) above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the VEL 91 Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the VEL 91 Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

     - the Net Premium paid to reinstate the VEL 91 Policy increased by interest from the date the payment was received at the Principal Office, PLUS
     - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS
     -  the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

WHAT CHARGES ARE DEDUCTED FROM PREMIUM PAYMENTS?

Currently, a deduction of 2 1/2% of premiums for state and local premium taxes is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium.

While the premium tax of 2 1/2% is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2 1/2% rate attributable to premiums for state and local premium taxes approximates the average expenses to the Company associated with the premium taxes. The 2% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The tax expense charge may be increased or decreased to reflect changing tax rates. The Company, however, does not expect to make a profit from this charge.


WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date under a VEL 91 Policy (Maturity Date under a VEL 87 Policy), a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase. See THE POLICY -- HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

The Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date of a VEL 91 Policy.

COST OF INSURANCE - This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date under a VEL 91 Policy or the Maturity Date under a VEL 87 Policy. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE
If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate for the initial Face Amount will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED
If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured which is required to comply with the Guideline rules. This charge will be calculated by:

(b) Multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

(b) the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1) OR the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.

COST OF INSURANCE RATES
Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as standard or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES
Prior to the Final Premium Payment Date (Maturity Date for a VEL 87 Policy), a monthly administrative charge will be deducted from the Policy Value. The charge is $25 per month for the first 12 monthly deductions, and $5 per month thereafter. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. Under VEL 91 Policies, the Monthly Administrative Charge is not assessed after the Final Premium Payment Date.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company.

MORTALITY AND EXPENSE RISK CHARGE
The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

FUND EXPENSES
Because the Sub-Accounts purchase shares of the Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and statements of additional information of the Funds contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

WHAT IS THE SURRENDER CHARGE?

The Policies provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agent's commissions, advertising and the printing of the Prospectus and sales literature.

WHAT IS THE SURRENDER CHARGE FOR VEL 87 POLICIES?

A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount if less than 12 years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $4.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium times a factor of not greater than 1.0. As the factors used in calculating the deferred sales charge in (b) vary with the Age and Premium Class (smoker versus non-smoker) of the Insured, the deferred sales charge may range between 10.25% and 30% of the Guideline Annual Premium. The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $4.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid.

INCREASES IN FACE AMOUNT
A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $4.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (a) $4.50 per thousand dollars of increase in Face Amount, plus (b) 30% of the Policy Value on the date of increase associated with the increase in Face Amount, plus (c) 30% of premiums paid which are associated with the increase in Face Amount.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount, and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

DECREASES IN FACT AMOUNT
A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of the Policy), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT IS THE SURRENDER CHARGE FOR VEL 91 POLICIES?

A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount if less than 12 years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount.

The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately. Any $25 monthly administrative charge not yet deducted will also be deducted at surrender.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid.

INCREASES IN FACE AMOUNT
A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (a) $8.50 per thousand dollars of an increase in the Face Amount, plus (b) 30% of the Policy Value on the date of the increase associated with the increase in the Face Amount, plus (c) 30% of premiums paid which are associated with the increase in the Face Amount.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Policy Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Face Amount and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

DECREASES IN FACE AMOUNT
A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO PARTIAL WITHDRAWALS?

After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000 for VEL 91 Policies ($25,000 for VEL 87 Policies).

A transaction charge that is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company, less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

     - first, the surrender charge for the most recent increase in Face Amount, THEN
     - the surrender charge for the next most recent increase successively, THEN
     -  the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts; or
     -  to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.

WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?
For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

ARE THERE OTHER ADMINISTRATIVE CHARGES?
The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws. It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE POLICIES TAXED?


The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. If a Policy qualifies as life insurance under Section 7702 of the Code, (1) the Death Proceeds are excludable from the gross income of the Beneficiary, and (2) any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. However, if a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. Also see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.


Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see What ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

     -  change beneficiaries,
     -  assign the Policy,
     -  revoke an assignment,
     -  pledge the Policy, or
     -  obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay test" of Section 7702A.. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE ASSETS OF THE SEPARATE ACCOUNT FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury

Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER
The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY
The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.

INCONTESTABILITY
The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE
The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX
If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT
The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?


The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.


An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and VeraVest Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Separate Account.

                               THE GENERAL ACCOUNT

This Prospectus describes flexible premium variable life insurance Policies, and is intended generally to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION
The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS
The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, at its sole discretion, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for the Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.

DELAY OF PAYMENTS
Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from the Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date for a VEL 91 Policy or the Maturity Date for a VEL 87 Policy, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the VEL 91 Policy.

DEBT: all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specifications pages of the Policy.

FINAL PREMIUM PAYMENT DATE: Under a VEL 91 Policy, the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date under a VEL 91 Policy is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy. The Net Death Benefit may be different before and after the Final Payment Date.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date or Maturity Date of the Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age. The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?

INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.

MATURITY DATE: Under a VEL 87 Policy, the Maturity Date is the Policy anniversary nearest the Insured's 95th birthday. The Maturity Date is the latest date to which insurance may remain in force under a VEL 87 Policy. If the Insured under a VEL 87 Policy is still living on the Maturity Date, the Company pays the Policy Value on the Maturity Date (less any outstanding Debt) to the Policyowner, and the VEL 87 Policy terminates.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following the Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change for a VEL 91 Policy (12 months for a VEL 87 Policy) which causes a change in the Minimum Monthly Factor:

- You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

-    Debt does not exceed Policy Value less surrender charges, then

-    the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS FOR A VEL 91 POLICY (12 MONTH PERIODS FOR A VEL 87 POLICY), MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of the Policy prior to the Maturity Date or Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under the Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to the Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SUM INSURED: the amount payable upon the death of the Insured, before the Maturity Date or Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

UNDERLYING FUNDS ("FUNDS"): the investment portfolios of the Allmerica Investment Trust ("Trust"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), Janus Aspen Series ("Janus"), and T. Rowe Price International Series, Inc. ("T. Rowe Price"), which are available under the Policies.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of the Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Underlying Fund may be affected materially.

WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

- THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE VEL II ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND THE VEL II ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-533-7881.


- IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 1-800-533-7881.


ALL CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8014, BOSTON MA 02266-8014

INFORMATION ABOUT THE VEL ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE VEL ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.

VEL Separate Account of Allmerica Financial Life Insurance and Annuity Company File No. 811-5183 (33-14672 and 33-90320)

                                   VEL ACCOUNT

                                       OF

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION

          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 30, 2004 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE VEL ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7881.

                              DATED APRIL 30, 2004

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                3

SERVICES                                                                       4

     SERVICE PROVIDERS                                                         4
     OTHER SERVICE ARRANGEMENTS                                                4

UNDERWRITERS AND DISTRIBUTION                                                  5

ADDITIONAL INFORMATION ABOUT SURRENDER CHARGES                                 6

     SURRENDER CHARGE UNDER VEL 87 POLICIES                                    6
     SURRENDER CHARGE UNDER VEL 91 POLICIES                                    7
     CHARGES ON PARTIAL WITHDRAWAL                                             8
     CALCULATION OF MAXIMUM SURRENDER CHARGES - VEL 87 POLICIES                9
     CALCULATION OF MAXIMUM SURRENDER CHARGES - VEL 91 POLICIES               12

PERFORMANCE INFORMATION                                                       17

     OTHER PERFORMANCE INFORMATION                                            17

FINANCIAL STATEMENTS                                                         F-1

                         GENERAL INFORMATION AND HISTORY

First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, First Allmerica was the immediate parent of Allmerica Financial and a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial (and thereby became an INDIRECT wholly-owned subsidiary of AFC). Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


Allmerica Financial and First Allmerica are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2003, Allmerica Financial and its subsidiaries had over $19.0 billion in combined assets and over $27.3 billion of life insurance in force, and First Allmerica had over $4.8 billion in assets and over $6.2 billion of life insurance in force. Allmerica Financial and First Allmerica are referred to collectively as the "Company."


The VEL Account of Allmerica Financial (the "Separate Account") was authorized by vote of the Board of Directors of the Company on April 2, 1987. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.

Several Sub-Accounts of the Separate Account are available under the VEL 87 policy and the VEL 91 policy. Each Sub-Account invests in a corresponding Underlying Fund of one of the following investment companies:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
AIT Core Equity Fund
AIT Equity Index Fund
AIT Government Bond Fund
AIT Money Market Fund
AIT Select Capital Appreciation Fund
AIT Select Growth Fund
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Value Opportunity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS B)
AllianceBernstein Premier Growth Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Money Market Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
(CLASS 2)
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small Cap Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Separate Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP is the Company's Independent Accountants. PricewaterhouseCoopers LLP is located at 125 High Street, Boston MA 02110.


MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS


We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION


VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of Allmerica Financial, acts as the principal underwriter and general distributor of the Policies. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VeraVest is located at 440 Lincoln Street, Worcester, MA 01653. The Policies were sold by agents of Allmerica Financial who were registered representatives of VeraVest or of other broker-dealers. The Policies are no longer being issued.

The Company pays commissions to registered representatives who sold the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will not exceed 5.3% of any additional premiums. However, we may pay higher amounts under certain circumstances. Certain registered representatives may receive additional first-year and renewal commissions.


The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on the Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.


The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by the VEL Account for the years 2001, 2002 and 2003 were $9,175,380.42, $8,092,503.88 and $3,899,427.61. No commissions were retained by VeraVest for sales of all contracts funded by the VEL Account (including contracts not described in the Prospectus) for the years 2001, 2002 and 2003.

                 ADDITIONAL INFORMATION ABOUT SURRENDER CHARGES

A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agent's commissions, advertising and the printing of the Prospectus and sales literature.

SURRENDER CHARGE UNDER VEL 87 POLICIES

A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount if less than 12 years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $4.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium times a factor of not greater than 1.0, as specified in below under CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. As the factors used in calculating the deferred sales charge in (b) vary with the Age and Premium Class (smoker versus non-smoker) of the Insured, the deferred sales charge may range between 10.25% and 30% of the Guideline Annual Premium. The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately. Any $25 monthly administrative charge not yet deducted will also be deducted at surrender.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $4.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid.

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $4.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0 as specified in CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES, below. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (a) $4.50 per thousand dollars of increase in Face Amount, plus (b) 30% of the Policy Value on the date of increase associated with the increase in Face Amount, plus (c) 30% of premiums paid which are associated with the increase in Face Amount.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount, and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES, below, for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of the Policy), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

SURRENDER CHARGE UNDER VEL 91 POLICIES

A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount if less than 12 years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount, as indicated in CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES, below.

The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately. Any $25 monthly administrative charge not yet deducted will also be deducted at surrender.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES, below.

A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES, below. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (a) $8.50 per thousand dollars of an increase in the Face Amount, plus (b) 30% of the Policy Value on the date of the increase associated with the increase in the Face Amount, plus (c) 30% of premiums paid which are associated with the increase in the Face Amount.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Policy Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Face Amount and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES below for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Policy year, partial withdrawals of Surrender Value may be made under VEL 87 Policies and VEL 91 Policies. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000 for VEL 91 Policies ($25,000 for VEL 87 Policies).

A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company, less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

     -    first, the surrender charge for the most recent increase in Face
          Amount,

     - second, the surrender charge for the next most recent increase successively,

     -    last, the surrender charge for the initial Face Amount.

CALCULATION OF MAXIMUM SURRENDER CHARGES - VEL 87 POLICIES

A separate surrender charge is calculated upon issuance of a VEL 87 Policy and upon each increase in Face Amount. The maximum Surrender Charge calculated upon issuance of the VEL 87 Policy is equal to $4.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium times a factor of not greater than 1.0, as indicated in the following Tables. The maximum surrender charge for an increase in Face Amount is $4.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0, as indicated below. The calculation may be summarized in the following formula:

 Maximum Surrender Charge = ($4.50 X FACE AMOUNT) + (0.3 X Guideline Annual Premium X Factor)
                            ---------------------
                                     1000

The maximum surrender charge remains level for the first 44 policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $4.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class as indicated in the table below.

            FACTORS USED IN CALCULATION OF MAXIMUM SURRENDER CHARGES

                               NON-SMOKER FACTORS

                    AGE   FACTOR   AGE   FACTOR   AGE    FACTOR
                    ---   ------   ---   ------   ---    ------
                    18    1.0000   39    0.8600   60     0.6500
                    19    1.0000   40    0.8500   61     0.6400
                    20    1.0000   41    0.8400   62     0.6300
                    21    1.0000   42    0.8300   63     0.6200
                    22    1.0000   43    0.8200   64     0.6100
                    23    1.0000   44    0.8100   65     0.6000
                    24    1.0000   45    0.8000   66     0.5900
                    25    1.0000   46    0.7900   67     0.5800
                    26    0.9900   47    0.7800   68     0.5700
                    27    0.9800   48    0.7700   69     0.5600
                    28    0.9700   49    0.7600   70     0.5500
                    29    0.9600   50    0.7500   71     0.5400
                    30    0.9500   51    0.7400   72     0.5300
                    31    0.9400   52    0.7300   73     0.5200
                    32    0.9300   53    0.7200   74     0.5100
                    33    0.9200   54    0.7100   75     0.5000
                    34    0.9100   55    0.7000   76     0.4900
                    35    0.9000   56    0.6900   77     0.4800
                    36    0.8900   57    0.6800   78     0.4700
                    37    0.8800   58    0.6700   79     0.4600
                    38    0.8700   59    0.6600   80     0.4500

                                 SMOKER FACTORS

                    AGE   FACTOR   AGE   FACTOR   AGE    FACTOR
                    ---   ------   ---   ------   ---    ------
                     0    0.8000   27    0.7833   54     0.5583
                     1    0.8000   28    0.7750   55     0.5500
                     2    0.8000   29    0.7667   56     0.5417
                     3    0.8000   30    0.7583   57     0.5333
                     4    0.8000   31    0.7500   58     0.5250
                     5    0.8000   32    0.7417   59     0.5167
                     6    0.8000   33    0.7333   60     0.5083
                     7    0.8000   34    0.7250   61     0.5000
                     8    0.8000   35    0.7167   62     0.4917
                     9    0.8000   36    0.7083   63     0.4833
                    10    0.8000   37    0.7000   64     0.4750
                    11    0.8000   38    0.6917   65     0.4667
                    12    0.8000   39    0.6833   66     0.4583
                    13    0.8000   40    0.6750   67     0.4500
                    14    0.8000   41    0.6667   68     0.4417
                    15    0.8000   42    0.6583   69     0.4333
                    16    0.8000   43    0.6500   70     0.4250
                    17    0.8000   44    0.6417   71     0.4167
                    18    0.8000   45    0.6333   72     0.4083
                    19    0.8000   46    0.6250   73     0.4000
                    20    0.8000   47    0.6167   74     0.3917
                    21    0.8000   48    0.6083   75     0.3833
                    22    0.8000   49    0.6000   76     0.3750
                    23    0.8000   50    0.5917   77     0.3667
                    24    0.8000   51    0.5833   78     0.3583
                    25    0.8000   52    0.5750   79     0.3500
                    26    0.7917   53    0.5667   80     0.3417

EXAMPLES

For the purposes of these examples, assume that a male, Age 45, non-smoker purchases a $100,000 VEL 87 Policy. In this example the Guideline Annual Premium equals $1,740.95, and the factor is 0.8000. The maximum surrender charge at issue is calculated as follows:

     (1)    Deferred Administrative Charge                                                $    450.00
            ($4.50/$1,000 of Face Amount)

     (2)    Deferred Sales Charge                                                         $    417.83
            (30% of Guideline Annual Premium X Factor as shown on Table)

               Maximum Surrender Charge                                                   $    867.83

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

     (1)    Deferred Administrative Charge                                                $    450.00
            ($4.50/$1,000 of Face Amount)

     (2)    Deferred Sales Charge                                                              Varies
            (30% of Premiums Paid associated with the initial Face Amount)
                                                                                   ------------------
                                                                                   Sum of (1) and (2)

The maximum surrender charge is $867.83. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the VEL 87 Policy in the 10th Policy month, having paid total premiums of $1,000. The actual surrender charge would be $750. If, instead of $1,000, total premiums of $1,392.76 or greater had been paid, the actual surrender charge would be $867.83.

EXAMPLE 2:

Assume the Policyowner surrenders the VEL 87 Policy in the 54th month, having paid total premiums of $1,000. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($8.6783 per month in this example). In this example the maximum surrender charge would be $781.05. The actual surrender charge would be $750. If instead of $1,000, total premiums of $1,103.50 or greater had been paid, the actual surrender charge would be $781.05.

EXAMPLE 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of a VEL 87 Policy is increased. Assume our sample Policyowner increases the Face Amount to $250,000 on the 24th monthly payment date at Age 47. In this example the Guideline Annual Premium for the increase is $2,781.62 and the factor is ..7800.

The maximum surrender charge for the increase is $1,325.90 as calculated below:

     (1)    Deferred Administrative Charge                                                    $      675.00
            ($4.50/$1,000 of Face Amount)

     (2)    Deferred Sales Charge                                                             $      650.90
            (30% of Guideline Annual Premium for the increase Factor)

               Maximum Surrender Charge                                                       $    1,325.90

            The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

     (1)    Deferred Administrative Charge                                                    $      675.00

     (2)    Deferred Sales Charge                                                                    Varies
            (30% of the Policy Value, on the effective date of the increase, associated with the increase)

     (3)    (30% of Premiums paid associated the increase)                                           Varies
                                                                                   ------------------------
                                                                                   Sum of (1), (2), and (3)

To calculate the actual surrender charge, premium and accumulated value must be allocated between the initial Face Amount and the increase. This is done as follows:

            (a) Premium is allocated to the initial Face Amount if it is received before an application for an increase.

            (b) Premium is associated with the base policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 38.5% of premium ($1,740.95/$4,522.57) is allocated to the initial Face Amount and 61.5% of premium ($2,781.62/$4,522.57) is allocated to the increase.

            (c) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example 61.5% ($2,781.62/$4,522.57) of the Policy
                    Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,000 of premium before the $2,000 after the effective date of the increase. Also, assume that the Policy Value of the VEL 87 Policy on the effective date of the increase is $900. The following values result when the VEL 87 Policy is surrendered in the 54th policy month.

            (a)     Related to the Initial Face Amount

                    (i) The maximum surrender charge began to decrease in the 44th policy month and now equals $781.05.

                    (ii) The actual surrender charge is the lesser of $781.05 and the following sum.

(1)         Deferred Administrative Charge                            $   450.00

(2)         30% of premium paid before the increase                   $   300.00

(3)         11.55% (.30 X .385) of premium paid after the increase    $   231.00

                                                                      $   981.00

The actual surrender charge for the initial Face Amount is thus $781.05.

            (a)     Related to the Increase in Face Amount

                    (i) The maximum surrender charge is $1,325.90, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

                    (ii) The actual surrender charge is the lesser of $1,325.90 and the following sum.

(1)         Deferred Administrative Charge                            $   675.00

(2)         18.45% (.30 X .615) of the $900 Policy Value on the
            effective date of the increase                            $   166.05

(3)         18.45% of the $2,000.00 of premium paid after the
            increase                                                  $   369.00

                                                                      $ 1,210.05

The surrender charge for the increase in Face Amount is $1,210.05. The total surrender charge on the VEL 87 Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $1,991.10 (the sum of $781.05 + $1,210.05).

EXAMPLE 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charges. In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the VEL 87 Policy in the 54th Policy month, the maximum surrender charge for the increase is $1,283.40 (the difference of $1,325.90 X $42.50) and the actual surrender charge for the increase is $1,167.55 (the difference of $1,210.05 X $42.50). The total surrender charge on the Policy is $1,948.60 (the sum of $781.05 + $1,167.55).

CALCULATION OF MAXIMUM SURRENDER CHARGES - VEL 91 POLICIES

A separate surrender charge is calculated upon issuance of the VEL 91 Policy and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the VEL 91 Policy is equal to $8.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium. The maximum surrender charge for an increase in Face Amount is $8.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

 Maximum Surrender Charge = ($8.50 X Face Amount) + (0.3 X Guideline Annual Premium X Factor)
                            ---------------------
                                     1000

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge at certain ages will not exceed a specified amount per $1,000 of initial Face Amount (or increase in the Face Amount) as shown on the following tables.

The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class (smoker) under a VEL 91 Policy, as indicated in the table below.

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

         AGE AT
        ISSUE OR     MALE       MALE      FEMALE    FEMALE     UNISEX    UNISEX
        INCREASE   NONSMOKER   SMOKER   NONSMOKER   SMOKER   NONSMOKER   SMOKER
        --------   ---------   ------   ---------   ------   ---------   -------
           0                     8.60                 7.86                  8.46
           1                     8.57                 7.86                  8.44
           2                     8.67                 7.95                  8.53
           3                     8.78                 8.05                  8.64
           4                     8.89                 8.15                  8.75
           5                     9.02                 8.25                  8.86
           6                     9.14                 8.35                  8.98
           7                     9.28                 8.45                  9.11
           8                     9.42                 8.56                  9.25
           9                     9.58                 8.68                  9.40
          10                     9.74                 8.80                  9.55
          11                     9.92                 8.93                  9.72
          12                    10.10                 9.06                  9.89
          13                    10.29                 9.20                 10.07
          14                    10.49                 9.34                 10.26
          15                      N/A                 9.50                 10.45
          16                      N/A                 9.65                   N/A
          17                      N/A                 9.82                   N/A
          18         10.04        N/A      9.37       9.99      9.91         N/A

          19         10.20        N/A      9.52      10.16     10.06         N/A
          20         10.36        N/A      9.67      10.34     10.22         N/A
          21         10.53        N/A      9.83      10.53     10.39         N/A
          22          N/A         N/A     10.00        N/A      N/A          N/A
          23          N/A         N/A     10.17        N/A      N/A          N/A
          24          N/A         N/A     10.35        N/A      N/A          N/A
         25-74        N/A         N/A      N/A         N/A      N/A          N/A
          75          N/A       46.14      N/A         N/A      N/A          N/A
          76          N/A       46.06      N/A         N/A      N/A          N/A
          77          N/A       45.91      N/A         N/A      N/A        45.84
          78         44.57      45.73      N/A         N/A     44.51       45.59
          79         44.28      45.52      N/A       44.01     44.20       45.31
          80         44.00      45.33     43.13      43.63     43.88       45.02

EXAMPLES

For the purposes of these examples, assume that a male, Age 45, non-smoker purchases a $100,000 VEL 91 Policy. In this example the Guideline Annual Premium equals $1,740.95. The maximum surrender charge at issue is calculated as follows:

     (1)    Deferred Administrative Charge                                               $     850.00
            ($8.50/$1,000 of Face Amount)

     (2)    Deferred Sales Charge                                                        $     522.29
            (30% of Guideline Annual Premium)

               Maximum Surrender Charge                                                  $   1,372.29

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

     (1)       Deferred Administrative Charge                                            $     850.00
               ($8.50/$1,000 of Face Amount)

     (2)       Deferred Sales Charge                                                           Varies
               (30% of Premiums Paid associated with the initial Face Amount)
                                                                                   ------------------
                                                                                   Sum of (1) and (2)

The maximum surrender charge is $1,372.29. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the VEL 91 Policy in the 10th Policy month, having paid total premiums of $1,500. The actual surrender charge would be $1,300. If, instead of $1,500, total premiums of $1,740.95 or greater had been paid, the actual surrender charge would be $1,372.29.

EXAMPLE 2:

Assume the Policyowner surrenders the VEL 91 Policy in the 54th Policy month, having paid total premiums of $1,500. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($13.7229 per month in this example). In this example the maximum surrender charge would be $1,235.06. The actual surrender charge is $1,235.06. If instead of $1,500, total premiums of less than $1,283.52 had been paid, the actual surrender charge would be less than $1,235.06.

EXAMPLE 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of the VEL 91 Policy is increased. Assume our sample Policyowner increases the Face Amount to $250,000 on the 24th Monthly Payment Date at Age 47. In this example the Guideline Annual Premium for the increase is $2,781.62.

The maximum surrender charge for the increase is $2,109.49 as calculated below:

     (1)    Deferred Administrative Charge                                                   $     1,275.00
            ($8.50/$1,000 of Face Amount)

     (2)    Deferred Sales Charge                                                            $       834.49
            (30% of Guideline Annual Premium for the increase X Factor)

               Maximum Surrender Charge                                                      $     2,109.49

The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

     (1)    Deferred Administrative Charge                                                   $     1,275.00

     (2)    Deferred Sales Charge                                                                    Varies
            (30% of the Policy Value, on the effective date of the increase, associated with the increase)

     (3)    (30% of Premiums paid associated the increase)                                           Varies
                                                                                   ------------------------
                                                                                   Sum of (1), (2), and (3)

To calculate the actual surrender charges, premium and accumulated value must be allocated between the initial Face Amount and the increase. This is done as follows:

            (a) Premium is allocated to the initial Face Amount if it is received before an application for an increase.

            (b) Premium is associated with the base Policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 38.5% of premium ($1,740.95/$4,522.57) is allocated to the initial Face Amount and 61.5% of premium ($2,781.62/$4,522.57) is allocated to the increase.

            (c) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example 61.5% ($2,781.62/$4,522.57) of the Policy
                    Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,500 of premium before the $2,000 after the effective date of the increase. Also, assume that the Policy Value of the VEL 91 Policy on the effective date of the increase is $1,300. The following values result when the VEL 91 Policy is surrendered in the 54th Policy month.

            (a)     Related to the Initial Face Amount

                    (i) The maximum surrender charge began to decrease in the 44th Policy month, and now equals $1,235.06

                    (ii) The actual surrender charge is the lesser of $1,234.06 and the following sum.

     (1)    Deferred Administrative Charge                                         $    850.00

     (2)    30% of premium paid before the increase                                $    450.00

     (3)    11.55% (.30 X .385) of premium paid after the increase                 $    231.00

                                                                                   $  1,531.00

The actual surrender charge for the initial Face Amount is thus $1,235.06.

            (a)     Related to the increase in Face Amount

1. The maximum surrender charge is $2,109.49, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

2. The actual surrender charge is the lesser of $2,109.49 and the following sum.

     (1)    Deferred Administrative Charge                                         $  1,275.00

     (2)    18.45% (.30 X .615) of the $1,300 Policy Value on the effective date
            of the increase                                                        $    369.00

     (3)    18.45% of the $2,000.00 of premium paid after the increase             $  1,883.85

The surrender charge for the increase in face amount is $1,883.85. The total surrender charge on the Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $3,118.91 (the sum of $1,235.06 + $1,883.85).

EXAMPLE 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charge(s). In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the Policy in the 54th Policy month, the maximum surrender charge for the increase is $2,066.99 (the difference of $2,109.49 -- $42.50) and the actual surrender charge for the increase is $1,841.35 (the difference of $1,883.85 -- $42.50).

The total surrender charge on the Policy is $3,076.41 (the sum of $1,235.06 + $1,841.35).

                             PERFORMANCE INFORMATION

The VEL 87 Policies were first offered to the public in 1987, and the VEL 91 Policies were first offered in 1991. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence and based on the periods that the Underlying Funds have been in existence. Table I is based on the INCEPTION DATES OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT and Table II shows Sub-Account performance based on the INCEPTION DATES OF THE UNDERLYING FUNDS.

The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense charge, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.

In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2002. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

     -    Standard & Poor's 500 Composite Stock Price Index (S&P 500)

     -    Dow Jones Industrial Average (DJIA)

     -    Shearson, Lehman Aggregate Bond Index

     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc. - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria

     -    The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

     - The advantages and disadvantages of investing in tax-deferred and taxable investments

     -    Customer profiles and hypothetical payment and investment scenarios

     -    Financial management and tax and retirement planning

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                     TABLE I
                    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS

                            ENDING DECEMBER 31, 2003

                       SINCE INCEPTION OF THE SUB-ACCOUNTS
     EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES FOR A VEL 87 OR
                                  VEL 91 POLICY

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                        SUB-                          10 YEARS
                                                      ACCOUNT     FOR YEAR            OR SINCE
                                                     INCEPTION      ENDED      5      INCEPTION
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO           DATE      12/31/03   YEARS    (IF LESS)
----------------------------------------------------------------------------------------------
AIT Core Equity Fund                                  11/19/87     26.53%    -1.90%     7.57%
AIT Equity Index Fund                                 10/25/90     26.68%    -1.74%     9.61%
AIT Government Bond Fund                              11/06/91      0.75%     4.73%     4.89%
AIT Money Market Fund                                 12/22/87     -0.11%     2.71%     3.49%
AIT Select Capital Appreciation Fund                  04/30/95     38.46%     6.75%    11.89%
AIT Select Growth Fund                                09/17/92     25.15%    -6.83%     6.20%
AIT Select International Equity Fund                  05/03/94     26.62%    -1.52%     4.46%
AIT Select Investment Grade Income Fund               12/02/87      2.38%     4.72%     5.35%
AIT Select Value Opportunity Fund                     05/06/93     37.18%     9.17%    10.62%
AllianceBernstein Premier Growth Portfolio            05/01/01     22.26%      N/A    -11.63%
Delaware VIP International Value Equity Series        05/18/93     42.15%     4.50%     6.99%
Fidelity VIP Asset Manager Portfolio                  05/11/94     16.91%     1.05%     6.71%
Fidelity VIP Equity-Income Portfolio                  11/16/87     29.16%     2.54%     9.86%
Fidelity VIP Growth Portfolio                         11/16/87     31.65%    -2.21%     8.62%
Fidelity VIP High Income Portfolio                    11/19/87     26.12%    -1.41%     3.10%
Fidelity VIP Money Market Portfolio                   12/10/87      0.09%     2.72%     3.53%
Fidelity VIP Overseas Portfolio                       11/19/87     42.08%    -0.13%     4.20%
FT VIP Franklin Large Cap Growth Securities Fund      05/01/01     25.80%      N/A     -6.39%
FT VIP Franklin Small Cap Fund                        05/01/01     36.01%      N/A     -4.06%
Janus Aspen Growth Portfolio                          05/01/01     30.31%      N/A    -10.39%
T. Rowe Price International Stock Portfolio           06/25/95     29.35%    -2.78%     2.36%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE II
                    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS

                            ENDING DECEMBER 31, 2003

                      SINCE INCEPTION OF UNDERLYING FUND(1)
     (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES FOR A VEL 87 OR
                                 VEL 91 POLICY)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                     UNDERLYING                       10 YEARS
                                                      PORTFOLIO   FOR YEAR            OR SINCE
                                                      INCEPTION    ENDED       5      INCEPTION
                                                        DATE      12/31/03   YEARS    (IF LESS)
-----------------------------------------------------------------------------------------------
AIT Core Equity Fund*                                 04/29/85     26.53%    -1.90%     7.57%
AIT Equity Index Fund*                                09/28/90     26.68%    -1.74%     9.61%
AIT Government Bond Fund*                             08/26/91      0.75%     4.73%     4.89%
AIT Money Market Fund*                                04/29/85     -0.11%     2.71%     3.49%
AIT Select Capital Appreciation Fund*                 04/28/95     38.46%     6.75%    11.89%
AIT Select Growth Fund*                               08/21/92     25.15%    -6.83%     6.20%
AIT Select International Equity Fund*                 05/02/94     26.62%    -1.52%     4.46%
AIT Select Investment Grade Income Fund*              04/29/85      2.38%     4.72%     5.35%
AIT Select Value Opportunity Fund*                    04/30/93     37.18%     9.17%    10.62%
AllianceBernstein Premier Growth Portfolio*           06/26/92     22.26%    -5.85%     9.09%
Delaware VIP International Value Equity Series        10/29/92     42.15%     4.50%     6.99%
Fidelity VIP Asset Manager Portfolio                  09/06/89     16.91%     1.05%     5.81%
Fidelity VIP Equity-Income Portfolio                  10/09/86     29.16%     2.54%     9.86%
Fidelity VIP Growth Portfolio                         10/09/86     31.65%    -2.21%     8.62%
Fidelity VIP High Income Portfolio                    09/19/85     26.12%    -1.41%     3.10%
Fidelity VIP Money Market Fund                        04/01/82      0.09%     2.72%     3.53%
Fidelity VIP Overseas Portfolio                       01/28/87     42.08%    -0.13%     4.20%
FT VIP Franklin Large Cap Growth Securities Fund*     05/01/96     25.80%     2.70%     7.99%
FT VIP Franklin Small Cap Fund*                       11/01/95     36.01%     5.83%     8.73%
Janus Aspen Growth Portfolio*                         09/13/93     30.31%    -2.62%     7.76%
T. Rowe Price International Stock Portfolio           03/31/94     29.35%    -2.78%     2.65%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.

* These funds include a charge for 12b-1 fees. For period beyond the inception dates of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                             INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the financial statements of the VEL Account of the Company as of December 31, 2003 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The consolidated financial statements give retroactive effect to the reorganization of First Allmerica Financial Life Insurance Company as a subsidiary of Allmerica Financial Life Insurance and Annuity Company on December 31, 2002, as described in Note 2 to the consolidated financial statements.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill in 2002 and derivative instruments in 2001.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 26, 2004, except
as to Note 10, which is as
of March 29, 2004

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Income

FOR THE YEARS ENDED DECEMBER 31,                                    2003        2002        2001
--------------------------------------------------------------------------------------------------
(IN MILLIONS)
REVENUES
  Premiums                                                        $   41.9   $     48.1   $   49.0
  Universal life and investment product policy fees                  319.3        409.8      391.6
  Net investment income                                              270.9        384.2      433.2
  Net realized investment losses                                      16.4       (137.7)     (86.6)
  Other income                                                       121.1         97.7       86.1
                                                                  --------   ----------   --------
    Total revenues                                                   769.6        802.1      873.3
                                                                  --------   ----------   --------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims, losses and loss adjustment expenses       265.2        485.6      414.3
  Policy acquisition expenses                                        145.1        655.9       77.5
  Gain from retirement of trust instruments supported by
    funding obligations                                               (5.7)      (102.6)         -
  Additional consideration received from sale of defined
    contribution business                                                -         (3.6)         -
  Gain (loss) from sale of universal life business                    (5.5)        31.3          -
  Restructuring costs                                                 29.0         14.8          -
  Losses (gains) on derivative instruments                            10.3        (40.3)      35.2
  Other operating expenses                                           332.3        378.2      321.2
                                                                  --------   ----------   --------
    Total benefits, losses and expenses                              770.7      1,419.3      848.2
                                                                  --------   ----------   --------
  (Loss) income before federal income taxes                           (1.1)      (617.2)      25.1
                                                                  --------   ----------   --------

FEDERAL INCOME TAX BENEFIT
  Current                                                              2.5        (28.5)      (1.5)
  Deferred                                                           (19.9)      (215.3)     (13.0)
                                                                  --------   ----------   --------
    Total federal income tax benefit                                 (17.4)      (243.8)     (14.5)
                                                                  --------   ----------   --------

Income (loss) before cumulative effect of change in accounting
  principle                                                           16.3       (373.4)      39.6
                                                                  --------   ----------   --------

Cumulative effect of change in accounting principle                      -         (1.6)      (3.2)
                                                                  --------   ----------   --------

Net income (loss)                                                 $   16.3   $   (375.0)  $   36.4
                                                                  ========   ==========   ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Consolidated Balance Sheets

DECEMBER 31,                                                         2003          2002
-------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of $3,912.6
      and $4,503.8)                                               $   4,080.1   $   4,685.1
    Equity securities at fair value (cost of $6.2 and $33.8)             10.3          36.0
    Mortgage loans                                                      122.3         175.1
    Policy loans                                                        268.0         361.4
    Other long-term investments                                          80.0         128.0
                                                                  -----------   -----------
      Total investments                                               4,560.7       5,385.6
                                                                  -----------   -----------
  Cash and cash equivalents                                             242.8         268.2
  Accrued investment income                                              76.2          89.6
  Premiums, accounts and notes receivable, net                            3.8           2.9
  Reinsurance receivable on paid and unpaid losses, benefits
    and unearned premiums                                             1,042.9       1,064.7
  Deferred policy acquisition costs                                     894.6       1,030.1
  Deferred federal income taxes                                         223.8         212.4
  Other assets                                                          157.4         280.9
  Separate account assets                                            11,835.4      12,343.4
                                                                  -----------   -----------
      Total assets                                                $  19,037.6   $  20,677.8
                                                                  ===========   ===========

LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                                        $   3,556.8   $   3,900.1
    Outstanding claims and losses                                       105.2         104.1
    Unearned premiums                                                     3.5           3.9
    Contractholder deposit funds and other policy liabilities           675.5         763.5
                                                                  -----------   -----------
      Total policy liabilities and accruals                           4,341.0       4,771.6
                                                                  -----------   -----------
  Expenses and taxes payable                                            453.9         623.2
  Reinsurance premiums payable                                           12.1         538.9
  Trust instruments supported by funding obligations                  1,200.3       1,202.8
  Separate account liabilities                                       11,835.4      12,343.4
                                                                  -----------   -----------
    Total liabilities                                                17,842.7      19,479.9
                                                                  -----------   -----------
  Commitments and contingencies (Notes 15 and 19)

SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized,
    2,526 Shares issued and outstanding                                   2.5           2.5
  Additional paid-in capital                                          1,075.0       1,075.0
  Accumulated other comprehensive loss                                  (23.5)        (29.2)
  Retained earnings                                                     140.9         149.6
                                                                  -----------   -----------
    Total shareholder's equity                                        1,194.9       1,197.9
                                                                  -----------   -----------
    Total liabilities and shareholder's equity                    $  19,037.6   $  20,677.8
                                                                  ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Consolidated Statements of Shareholder's Equity

FOR THE YEARS ENDED DECEMBER 31,                                  2003        2002          2001
--------------------------------------------------------------------------------------------------
(IN MILLIONS)
COMMON STOCK
  Balance at beginning and end of year                        $      2.5   $      2.5   $      2.5
                                                              ----------   ----------   ----------

ADDITIONAL PAID-IN CAPITAL (1)
  Balance at beginning of year                                   1,075.0        887.0        857.0
  Capital contribution                                                 -        188.0         30.0
                                                              ----------   ----------   ----------
  Balance at end of year                                         1,075.0      1,075.0        887.0
                                                              ----------   ----------   ----------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME (1)
  Net unrealized appreciation on investments and derivative
    instruments:
    Balance at beginning of year                                    14.8         21.0         (8.7)
    (Depreciation) appreciation during the period:
      Net (depreciation) appreciation on available-for-sale
        securities and derivative instruments                      (17.9)        (9.6)        45.7
      Benefit (provision) for deferred federal income taxes          6.2          3.4        (16.0)
                                                              ----------   ----------   ----------
                                                                   (11.7)        (6.2)        29.7
                                                              ----------   ----------   ----------
    Balance at end of year                                           3.1         14.8         21.0
                                                              ----------   ----------   ----------

    Minimum Pension Liability:
    Balance at beginning of year                                   (44.0)       (15.5)           -
    Increase during the period:
    Decrease (increase) in minimum pension liability                26.8        (43.8)       (23.9)
    (Provision) benefit for deferred federal income taxes           (9.4)        15.3          8.4
                                                              ----------   ----------   ----------
                                                                    17.4        (28.5)       (15.5)
                                                              ----------   ----------   ----------
    Balance at end of year                                         (26.6)       (44.0)       (15.5)
                                                              ----------   ----------   ----------
    Total accumulated other comprehensive (loss) income            (23.5)       (29.2)         5.5
                                                              ----------   ----------   ----------

RETAINED EARNINGS (1)
    Balance at beginning of year                                   149.6        524.6        488.2
    Dividend                                                       (25.0)           -            -
    Net income (loss)                                               16.3       (375.0)        36.4
                                                              ----------   ----------   ----------
    Balance at end of year                                         140.9        149.6        524.6
                                                              ----------   ----------   ----------

      Total shareholder's equity                              $  1,194.9   $  1,197.9   $  1,419.6
                                                              ==========   ==========   ==========

(1) CERTAIN 2001 BALANCES HAVE BEEN RESTATED DUE TO A CHANGE IN CORPORATE STRUCTURE ON DECEMBER 31, 2002 (SEE NOTE 2 - REORGANIZATION OF AFC CORPORATE STRUCTURE).

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Consolidated Statements of Comprehensive Income (Loss) (1)

FOR THE YEARS ENDED DECEMBER 31,                                    2003        2002        2001
--------------------------------------------------------------------------------------------------
(IN MILLIONS)
Net income (loss)                                                 $   16.3   $   (375.0)  $   36.4
                                                                  --------   ----------   --------
Other comprehensive (loss) income:
  Available-for-sale securities:
    Net (depreciation) appreciation during the period                (10.7)        48.9       44.3
    Benefit (provision) for deferred federal income taxes              3.7        (17.1)     (15.5)
                                                                  --------   ----------   --------
  Total available-for-sales securities                                (7.0)        31.8       28.8
                                                                  --------   ----------   --------
  Derivative instruments:
    Net (depreciation) appreciation during the period                 (7.2)       (58.5)       1.4
    Benefit (provision) for deferred federal income taxes              2.5         20.5       (0.5)
                                                                  --------   ----------   --------
  Total derivatives instruments                                       (4.7)       (38.0)       0.9
                                                                  --------   ----------   --------
                                                                     (11.7)        (6.2)      29.7
                                                                  --------   ----------   --------
  Minimum pension liability:
    Decrease (increase) in minimum pension liability                  26.8        (43.8)     (23.9)
    (Provision) benefit for deferred federal income taxes             (9.4)        15.3        8.4
                                                                  --------   ----------   --------
                                                                      17.4        (28.5)     (15.5)
                                                                  --------   ----------   --------
Other comprehensive income (loss)                                      5.7        (34.7)      14.2
                                                                  --------   ----------   --------
Comprehensive income (loss)                                       $   22.0   $   (409.7)  $   50.6
                                                                  ========   ==========   ========

(1) CERTAIN 2001 BALANCES HAVE BEEN RESTATED DUE TO A CHANGE IN CORPORATE STRUCTURE ON DECEMBER 31, 2002 (SEE NOTE 2 - REORGANIZATION OF AFC CORPORATE STRUCTURE).

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,                                     2003           2002           2001
-----------------------------------------------------------------------------------------------------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                               $      16.3    $    (375.0)   $      36.4
    Adjustments to reconcile net income (loss) to net cash
      (used in) provided by operating activities:
    Net realized investment (gains) losses                              (16.4)         137.7           86.6
    Losses (gains) on derivative instruments                              6.9          (40.3)          35.2
    Losses on foreign currency futures contracts                         10.2              -              -
    Impairment of capitalized technology                                  3.4           29.8              -
    Net amortization and depreciation                                    29.2           18.0           20.3
    Interest credited to contractholder deposit funds and trust
      instruments supported by funding obligations                       57.4           84.4          126.7
    Gain from retirement of trust instruments supported by
      funding obligations                                                (5.7)        (102.6)             -
    (Gain) loss from sale of universal life business                     (5.5)          31.3              -
    Deferred federal income taxes benefits                              (19.9)        (215.3)         (13.0)
    Change in deferred acquisition costs                                135.3          386.7         (171.9)
    Change in premiums and notes receivable, net of reinsurance
      premiums payable                                                 (500.4)           0.9           26.3
    Change in accrued investment income                                  13.4            7.4           (1.3)
    Change in policy liabilities and accruals, net                     (412.4)        (221.7)         417.7
    Change in reinsurance receivable                                     21.8           15.1           35.6
    Change in expenses and taxes payable                               (223.1)         189.7          (31.7)
    Other, net                                                           45.5           (3.3)         (42.4)
                                                                  -----------    -----------    -----------
      Net cash (used in) provided by operating activities              (844.0)         (57.2)         524.5
                                                                  -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities                             1,907.7        3,503.6        1,793.9
    Proceeds from disposals of equity securities                         70.5            0.5           42.0
    Proceeds from disposals of other investments                         64.3           60.4           38.8
    Proceeds from mortgages sold, matured or collected                   53.7           52.3          309.3
    Purchase of available-for-sale fixed maturities                  (1,236.6)      (1,997.6)      (2,994.5)
    Purchase of equity securities                                       (40.2)          (1.4)         (11.1)
    Purchase of other investments                                       (21.9)         (31.3)         (21.2)
    Capital expenditures                                                 (5.0)         (11.5)         (31.2)
    Net receipts (payments) related to margin deposits of
      derivative instruments                                             56.6          (72.0)         (27.4)
    Proceeds from disposal of company owned life insurance               64.9              -              -
    Other investing activities, net                                      94.8           16.8            7.1
                                                                  -----------    -----------    -----------
      Net cash provided by (used in) investing activities             1,008.8        1,519.8         (894.5)
                                                                  -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
    Deposits to contractholder deposit funds                                -          100.0          101.3
    Withdrawals from contractholder deposit funds                       (32.7)      (1,023.7)        (621.0)
    Deposits to trust instruments supported by funding
      obligations                                                           -          112.0        1,109.5
    Withdrawals from trust instruments supported by funding
      obligations                                                      (156.9)        (578.9)        (190.6)
    (Dividend) capital contribution                                      (0.6)          42.1              -
                                                                  -----------    -----------    -----------
      Net cash (used in) provided by financing activities              (190.2)      (1,348.5)         399.2
                                                                  -----------    -----------    -----------
Net change in cash and cash equivalents                                 (25.4)         114.1           29.2
Cash and cash equivalents, beginning of period                          268.2          154.1          124.9
                                                                  -----------    -----------    -----------
Cash and cash equivalents, end of period                          $     242.8    $     268.2    $     154.1
                                                                  ===========    ===========    ===========

SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments                                                 $         -    $      (0.7)   $      (0.9)
Income tax refunds                                                $      29.8    $       9.1    $       7.8

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of First Allmerica Financial Life Insurance Company ("FAFLIC") and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). In accordance with the change in reporting entity guidance contained in Accounting Principles Board Opinion No. 20, ACCOUNTING CHANGES ("APB Opinion No. 20"), the financial statements of the Company have been restated for all prior periods to show financial information for the new reporting entity for all periods presented (see Note 2 - Reorganization of AFC Corporate Structure).

Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFLIAC agreed with the Massachusetts Insurance Commissioner to maintain certain surplus levels indefinitely.

At December 31, 2003, the Allmerica Financial Services ("AFS") segment manages a block of existing variable annuity, variable universal life and traditional life insurance products, as well as certain group retirement products. During 2003, AFS managed this existing life insurance business and also operated our independent broker/dealer business, which was conducted through VeraVest Investment, Inc. ("VeraVest"). VeraVest distributed third party investment and insurance products. In the fourth quarter of 2003, we announced the cessation of retail sales through VeraVest (see Note 4 - Significant Transactions). In addition, prior to September 30, 2002, this segment actively manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequent to our announcement on September 27, 2002 that we planned to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products, we ceased all new sales of these products.

Through its Asset Management segment, prior to September 2002, FAFLIC offered Guaranteed Investment Contracts ("GICs"). GICs, also referred to as funding agreements, are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The Company's declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical for FAFLIC to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during 2003 and the fourth quarter of 2002 (see Note 4 - Significant Transactions).

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. CLOSED BLOCK
FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Insurance Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS
In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholders' equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

D. FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E. DERIVATIVES AND HEDGING ACTIVITIES
All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow, or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated, or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F. CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G. DEFERRED POLICY ACQUISITION COSTS
Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of deferred policy acquisition costs considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

H. REINSURANCE RECEIVABLES
The Company shares certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences loss or claims events, or unfavorable mortality or morbidity experience that are subject to a reinsurance contract, reinsurance recoverables are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual loss or claim, or the aggregate amount of all losses or claims in a particular line, book of business or an aggregate amount associated with a particular accident year. The valuation of losses or claims recoverable depends on whether the underlying loss or claim is a reported loss or claim, an incurred but not reported loss or a future policy benefit. For reported losses and claims, the Company values reinsurance recoverables at the time the underlying loss or claim is recognized, in accordance with contract terms. For incurred but not reported losses and future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the gross loss reserve and future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all losses and claims are settled.

I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE
Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss has been deemed to have occurred, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

J. GOODWILL
In accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), the Company ceased amortizing its goodwill beginning in 2002 and carries it at the January 1, 2002 amortized cost balance, net of impairments. The Company tests for the recoverability of goodwill annually or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of reporting units with goodwill exceed the fair value. The amount of the impairment loss that is recognized is determined based upon the excess of the carrying value of goodwill compared to the implied fair value of the goodwill, as determined with respect to all assets and liabilities of the reporting unit.

K. SEPARATE ACCOUNTS
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholders' equity or net investment income.

L. POLICY LIABILITIES AND ACCRUALS
Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum fund values in excess of contract values, also referred to as guaranteed minimum death benefits ("GMDB").

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on health insurance contracts for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

M. PREMIUM, FEE REVENUE AND RELATED EXPENSES
Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum fund values in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs.

N. FEDERAL INCOME TAXES
AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The AFC Board of Directors has delegated to management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC was calculated on a separate return basis and any current tax liability was paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries were not reimbursed to the subsidiary until such losses or credits could be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from policy acquisition expenses, loss and LAE reserves, policy reserves, tax credit carryforwards, employee benefit plans, net operating loss and capital loss carryforwards, and unrealized appreciation or depreciation on investments.

O. NEW ACCOUNTING PRONOUNCEMENTS
In February 2004, the Financial Accounting Standards Board's Emerging Issues Task Force reached a consensus regarding certain disclosure requirements in EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as the nature of the investment(s), cause of impairment, number of positions held, severity and duration of the impairment. The disclosures required by EITF No. 03-1 are effective for fiscal years ending after December 15, 2003. The Emerging Issues Task Force is discussing further the other issues addressed in EITF No. 03-1, including the meaning of other-than-temporary impairment and its application to investments accounted for under the cost method or the equity method, or as either available-for-sale or held-to-maturity under Statement No. 115.

In December 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132 - revised"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132 - revised requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement are effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments are effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132 - revised did not have a material effect on the Company's financial position or results of operations.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"). SOP 03-1 is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement is effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency. Based on the equity market level as of December 31, 2003, the Company estimates an additional $55 million to $62 million charge, net of taxes, in the first quarter of 2004, upon adoption of this statement.

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 149"). This statement amends financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under Statement of Financial Accounting Standards No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133") as a result of certain decisions made by the Derivatives Implementation Group. In addition, this statement also clarifies the definition of a derivative. This statement is effective, on a prospective basis, for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003, except for those implementation issues previously cleared by the FASB prior to June 30, 2003. The provisions related to previously cleared implementation issues shall continue to be applied in accordance with their respective effective dates. The adoption of Statement No. 149 did not have a material effect on the Company's financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51, which was subsequently revised by the December 2003 issuance of Interpretation No. 46, (collectively referred to as "FIN 46" or the "Interpretation"). FIN 46 provides guidance regarding the application of Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, specifically as it relates to the identification of entities for which control is achieved through a means other than voting rights ("variable interest entities") and the determination of which party is responsible for consolidating the variable interest entities (the "primary beneficiary"). In addition to mandating that the primary beneficiary consolidate the variable interest entity, FIN 46 also requires disclosures by companies that hold a significant variable interest, even if they are not the primary beneficiary. Certain financial statement disclosures were applicable immediately for those entities for which it was reasonably possible that the enterprise would, upon adoption of FIN 46, consolidate or be required to disclose information about any variable interest entities. Additionally, an enterprise with an interest in an entity to which FIN 46 had not been applied as of December 24, 2003, is required to apply this Interpretation no later than the end of the first reporting period that ends after March 15, 2004. Application of FIN 46 for special purpose entities was required no later than as of the end of the first reporting period that ends after December 15, 2003. The Company performed a review of potential variable interest entities and concluded that as of December 31, 2003, AFC was not the primary beneficiary of any material variable interest entities; and, therefore would not be required to consolidate those entities as a result of implementing FIN 46. However, the Company does hold a significant variable interest in a limited partnership. In 1997, the Company invested in the McDonald Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualify for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represents approximately 36% of the partnership, is not a controlling interest; it entitles the Company to tax credits to be applied against its federal income tax liability in addition to tax losses to offset taxable income. The Company's maximum exposure to loss on this investment is limited to its carrying value, which is $8.8 million at December 31, 2003.

In November 2002, the FASB issued Interpretation No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS - AN INTERPRETATION OF FASB STATEMENTS NO. 5, 57, AND 107 AND RESCISSION OF FASB INTERPRETATION NO. 34 ("FIN 45"). FIN 45 provides guidance regarding financial statement disclosure requirements for guarantors related to obligations under guarantees. FIN 45 also clarifies the requirements related to the recognition of a liability by the guarantor, at the inception of a guarantee, for these obligations under guarantees. This interpretation also incorporates, without change, the guidance in FASB Interpretation No. 34, DISCLOSURE OF INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS, which is being superseded. The initial recognition and measurement provisions of this interpretation are required to be applied only on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of reporting periods ending after December 15, 2002. The adoption of FIN 45 did not have a material effect on the Company's financial position or results of operations.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("Statement No. 146"). This statement requires that a liability for costs associated with an exit or disposal activity is recognized and measured initially at its fair value in the period the liability is incurred. This statement supersedes Emerging Issues Task Force Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (including Certain Costs Incurred in a Restructuring) ("EITF No. 94-3"). Additionally, the statement requires financial statement disclosures about the description of the exit or disposal activity, including for each major type of cost, the total amount expected to be incurred and a reconciliation of the beginning and ending liability balances. The provisions of this statement are effective for all exit and disposal activities initiated after December 31, 2002.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("Statement No. 144"). This statement addresses significant issues relating to the implementation of Statement of Financial Accounting Standards No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("Statement No. 121"), by developing a single accounting model, based on the framework established in Statement No. 121, for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired. In addition, Statement No. 144 supersedes the accounting and reporting provisions of Accounting Principles Board Opinion No. 30 ("APB No. 30"), REPORTING THE RESULTS OF OPERATIONS - REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS, for the disposal of a segment of a business and amends ARB No. 51, CONSOLIDATED FINANCIAL STATEMENTS, to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. The provisions of this statement are effective for fiscal years beginning after December 15, 2001. The adoption of Statement No. 144 did not have a material effect on the Company's financial statements.

In June 2001, the FASB issued Statement No. 142, which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement became effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. The Company adopted Statement No. 142 on January 1, 2002. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net of taxes, in earnings, to recognize the impairment of goodwill related to two of its non-insurance subsidiaries. The Company used a discounted cash flow model to value these subsidiaries.

In June 1998, the FASB issued Statement No. 133, which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement was effective for fiscal years beginning after June 15, 2000. The Company adopted Statement No. 133 on January 1, 2001. In accordance with the transition provisions of the statement, the Company recorded a $3.2 million charge, net of taxes, in earnings to recognize all derivative instruments at their fair values. This adjustment represents net losses that were previously deferred in other comprehensive income on derivative instruments that do not qualify for hedge accounting. The Company recorded an offsetting gain in other comprehensive income of $3.3 million, net of taxes, to recognize these derivative instruments.

P. RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to the current year presentation.

2. REORGANIZATION OF AFC CORPORATE STRUCTURE

On December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC, as well as the immediate parent of FAFLIC. Under the previous internal ownership structure, FAFLIC was the immediate parent of AFLIAC and a direct subsidiary of AFC. This transaction was recorded at cost.

In accordance with the change in reporting entity guidance contained within APB Opinion No. 20, the financial statements of the Company have been restated for all prior periods to show financial information for the new reporting entity for all periods presented.

A reconciliation of revenues and net income as previously reported and as restated are as follows:

DECEMBER 31,                                                             2001
--------------------------------------------------------------------------------
(IN MILLIONS)
Revenues:
    As previously reported                                             $  597.3
    Effect of change in reporting entity                                  276.0
                                                                       --------
      As restated                                                         873.3
                                                                       ========
Net Income:
    As previously reported                                                 73.9
    Effect of change in reporting entity                                  (37.5)
                                                                       --------
      As restated                                                      $   36.4
                                                                       ========

3.  DISCONTINUED OPERATIONS

During 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS
- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $17.5 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of $27.6 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $86.7 million at December 31, 2003 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2003 and 2002, the discontinued segment had assets of approximately $284.5 million and $290.4 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $350.5 million and $347.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $14.5 million, $23.3 million and $34.4 million for the years ended December 31, 2003, 2002 and 2001, respectively.

4. SIGNIFICANT TRANSACTIONS

In the fourth quarter of 2003, the Company ceased operations of its AFS segment retail broker/dealer operations (see Note 14 for a description of the Company's operating segments). These operations had distributed third-party investment and insurance products through VeraVest Investments, Inc. Results in 2003 include a pre-tax charge of $11.5 million for asset impairments in connection with this action. The Company also recognized a pre-tax restructuring charge of $21.9 million in 2003, in accordance with Statement No. 146. Approximately $12.1 million of this charge relates to severance and other employee related costs associated with the termination of 532 employees, and $9.8 million relates to contract termination fees and other costs. Of the 532 employees, 487 have been terminated as of December 31, 2003. All levels of employees, from staff to senior management, were affected by the decision. As of December 31, 2003, the Company has made payments of approximately $4.9 million related to this restructuring plan, of which $3.0 million relates to severance and other employee related costs and $1.9 million relates to contract termination fees and other costs. The Company currently anticipates an additional $3 million to $5 million of expenses will be recognized in 2004 related to this restructuring.

In 2003 and 2002, the Company retired $78.8 million and $548.9 million, respectively, of long-term funding agreement obligations at discounts. This resulted in pre-tax gains of $5.7 million and $102.6 million in 2003 and 2002, respectively, which are reported as gains from retirement of trust instruments supported by funding obligations in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $6.4 million and $14.1 million, were recorded as net realized investment losses in the Consolidated Statements of Income in 2003 and 2002, respectively. The net foreign currency transaction gains (losses) in 2003 and 2002, related to the retired foreign-denominated funding agreements of $3.6 million and $(12.2) million, respectively, were recorded as other income in the Consolidated Statements of Income.

Effective December 31, 2002, the Company effectively sold, through a 100% coinsurance agreement, substantially all of its fixed universal life insurance business. Under the agreement, the Company ceded approximately $660 million of universal life insurance reserves in exchange for the transfer of approximately $550 million of investment assets, with an amortized cost of approximately $525 million, subject to certain post-closing adjustments. At December 31, 2002, the Company recorded a pre-tax loss of $31.3 million. This loss consisted primarily of the aforementioned ceded reserves, asset transfers, a permanent impairment of the universal life DAC asset of $155.9 million and administrative expenses of approximately $10 million. This loss is reflected as a separate line item in the Consolidated Statements of Income. In 2003, the Company transferred cash and other investment assets of approximately $100 million and $450 million, respectively, for the settlement of the net payable associated with this transaction. In addition, the Company recorded incremental pre-tax income of $5.5 million during 2003 related to the settlement of post-closing items.

In the fourth quarter of 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of its AFS segment, which has been accounted for under the guidance of EITF No. 94-3. Approximately $11.7 million of this charge relates to severance and other employee and agent related costs resulting from the elimination of 476 positions, of which 411 employees have been terminated as of December 31, 2003 and 63 vacant positions have been eliminated. All levels of employees, from staff to senior management, were affected by the restructuring. Additionally, the Company terminated all life insurance and annuity agent contracts effective December 31, 2002. In addition, approximately $3.3 million of this charge relates to other restructuring costs, consisting of lease and contract cancellations and the present value of idle leased space. As of December 31, 2003, the Company has made payments of approximately $13.6 million related to this restructuring plan, of which approximately $11.2 million relates to severance and other employee related costs. During 2003, the Company eliminated an additional 158 positions related to this restructuring, of which 151 employees have been terminated as of December 31, 2003. The Company recorded a pre-tax charge of $7.0 million during 2003, in accordance with Statement No. 146, consisting of $6.7 million of employee related costs and $0.3 million related to contract cancellations. As of December 31, 2003, the Company has made payments of approximately $4.5 million related to this restructuring plan, of which approximately $4.2 million relates to severance and other employee related costs. The plan is substantially complete.

5. INVESTMENTS

A. FIXED MATURITIES AND EQUITY SECURITIES
The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                          GROSS        GROSS
                                                           AMORTIZED    UNREALIZED   UNREALIZED     FAIR
DECEMBER 31,                                               COST (1)       GAINS        LOSSES       VALUE
------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
U.S. Treasury securities and U.S. government and agency
securities                                                 $    401.9   $      7.2   $      4.0   $    405.1
States and political subdivisions                                18.3          0.3          0.7         17.9
Foreign governments                                               8.5          0.3            -          8.8
Corporate fixed maturities                                    2,796.7        167.5         23.2      2,941.0
Mortgage-backed securities                                      687.2         21.9          1.8        707.3
                                                           -------------------------------------------------
Total fixed maturities                                     $  3,912.6   $    197.2   $     29.7   $  4,080.1
                                                           =================================================
Equity securities                                          $      6.2   $      4.2   $      0.1   $     10.3
                                                           =================================================

                                                                          GROSS        GROSS
                                                           AMORTIZED    UNREALIZED   UNREALIZED     FAIR
DECEMBER 31,                                               COST (1)       GAINS        LOSSES       VALUE
------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2002
U.S. Treasury securities and U.S. government and agency
securities                                                 $    296.7   $     11.4   $        -   $    308.1
States and political subdivisions                                 3.5          0.1            -          3.6
Foreign governments                                              10.1          0.6          0.1         10.6
Corporate fixed maturities                                    3,305.6        196.5         75.7      3,426.4
Mortgage-backed securities                                      887.9         48.6          0.1        936.4
                                                           -------------------------------------------------
Total fixed maturities                                     $  4,503.8   $    257.2   $     75.9   $  4,685.1
                                                           -------------------------------------------------
Equity securities                                          $     33.8   $      2.5   $      0.3   $     36.0
                                                           =================================================

 (1) AMORTIZED COST FOR FIXED MATURITIES AND COST FOR EQUITY SECURITIES.

The Company participates in a security lending program for the purpose of enhancing income. Securities on loan to various counterparties were fully collateralized by cash and had a fair value of $301.0 million and $46.1 million, at December 31, 2003 and 2002, respectively. The fair value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the fair value of the loaned securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. During 2003, the New York Department of Insurance allowed AFLIAC to release assets on deposit due to the decrease in outstanding liabilities relating to the sale of the universal life insurance business in December 2002. At December 31, 2003, the amortized cost and fair value of assets on deposit in New York were $42.6 million and $46.4 million, respectively. At December 31, 2002, the amortized cost and fair value of the assets on deposit were $180.1 million and $189.9 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $36.9 million were on deposit with various state and governmental authorities at December 31, 2003 and 2002. Fair values related to these securities were $38.9 million and $39.6 million at December 31, 2003 and 2002, respectively.

The Company enters into various derivative and other arrangements that may require fixed maturities to be held as collateral. At December 31, 2003 and 2002, fixed maturities held as collateral had a fair value of $126.4 million and $16.0 million, respectively.

At December 31, 2003, there were contractual investment commitments of $1.9 million.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                  2003
                                                         -----------------------
                                                         AMORTIZED      FAIR
  DECEMBER 31,                                             COST         VALUE
--------------------------------------------------------------------------------
  (IN MILLIONS)
  Due in one year or less                                $    246.6   $    250.7
  Due after one year through five years                     1,675.0      1,761.4
  Due after five years through ten years                    1,060.7      1,106.0
  Due after ten years                                         930.3        962.0
                                                         ----------   ----------
  Total                                                  $  3,912.6   $  4,080.1
                                                         ==========   ==========

B. MORTGAGE LOANS AND REAL ESTATE
The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2003 and 2002. The carrying values of mortgage loans, net of applicable reserves, were $122.3 million and $175.1 million at December 31, 2003 and 2002, respectively. Reserves for mortgage loans were $1.3 million and $1.9 million at December 31, 2003 and 2002, respectively. During 2001, the Company received proceeds of $293.1 million as a result of the sale of $278.5 million of its mortgage loan portfolio. Of this, proceeds of $98.8 million resulted from the sale of $96.3 million of mortgage loans to the Company's affiliate, for consideration of $96.4 million fixed maturity securities and $2.4 million in cash.

At December 31, 2003, the Company held one real estate investment with a carrying value of $4.3 million that was acquired through the foreclosure of a mortgage loan. This foreclosure represents the only non-cash mortgage activity in 2003. No real estate was held at December 31, 2002 in the Company's investment portfolio. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans in 2002.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2003.

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,                                                 2003        2002
-------------------------------------------------------------------------------
(IN MILLIONS)
Property type:
    Office building                                        $   66.6    $   95.1
    Industrial / warehouse                                     26.6        34.1
    Retail                                                     23.6        40.4
    Residential                                                 6.6         6.9
    Other                                                       0.2         0.5
    Valuation Allowances                                       (1.3)       (1.9)
                                                           --------------------
Total                                                      $  122.3    $  175.1
                                                           ====================
Geographic region:
    New England                                            $   39.4    $   40.6
    Pacific                                                    26.0        28.4
    East North Central                                         20.6        25.9
    South Atlantic                                             18.3        39.7
    West South Central                                          6.1        18.6
    Middle Atlantic                                             4.9         9.9
    Other                                                       8.3        13.9
    Valuation Allowances                                       (1.3)       (1.9)
                                                           --------------------
Total                                                      $  122.3    $  175.1
                                                           ====================

At December 31, 2003, scheduled mortgage loan maturities were as follows: 2004 - $42.4 million; 2005 - $4.5 million; 2006 - $10.8 million; 2007 - $6.6 million;
2008 - $0.6 million and $57.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2003, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

Mortgage loans investment valuation allowances of $1.3 million and $1.9 million at December 31, 2003 and 2002, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2003 and 2002. There was no interest income received in 2003 and 2002 related to impaired loans.

C. DERIVATIVE INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency, equity market and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, the British Pound, and the Euro. The Company uses foreign currency exchange swaps, futures, and options to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Additionally, in prior years, the Company had floating rate funding agreements that were matched with fixed rate securities, which exposed the Company's cash flows to changes in interest rates. The Company used derivative financial instruments, primarily foreign currency exchange swaps, interest rate swaps, and futures contracts, with indices that correlated to balance sheet instruments, to modify its indicated net interest sensitivity to levels deemed to be appropriate. Prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate risk on anticipated sales of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of deposit and purchase of the underlying asset to back the liability. Finally, the Company is exposed to changes in the equity markets due to increases in GMDB reserves that result from declines in the equity markets. The Company uses exchange traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements.

The operations of the Company are subject to risks resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income, while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company's investment assets are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, the Company has developed investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and the exposure to individual markets, borrowers, industries, and sectors.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties held collateral, in the form of cash, bonds and US Treasury notes, of $71.6 million and $23.7 million at December 31, 2003 and 2002, respectively.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. FAIR VALUE HEDGES
The Company enters into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. The Company recognized net losses of $0.2 million for the year ended December 31, 2003 and net gains of $0.3 million for both the years ended December 31, 2002 and 2001, reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. These losses and gains represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E. CASH FLOW HEDGES
The Company may enter into various types of derivatives to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company may manage the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount.

The Company also may use U.S. Treasury Note futures to hedge against interest rate fluctuations associated with the reinvestment of fixed maturities by purchasing long and selling short futures contracts on margin. The Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. Additionally, prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of the sale of the GIC until receipt of the deposit and purchase of the underlying asset to back the liability.

Further, the Company also enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures and options contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also enters into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures, options, and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company recognized a net loss of $9.1 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. For the year ended December 31, 2002, the Company recognized a net gain of $37.7 million, representing the total ineffectiveness on all cash flow hedges, of which $37.6 million related to ineffective swap contracts which were reported in (gains) losses on derivative instruments in the Consolidated Statements of Income and $0.1 million related to ineffectiveness of futures and options contracts and were reported in other income in the Consolidated Statements of Income. Additionally, for the year ended December 31, 2001, the Company recognized a net loss of $37.6 million, representing the total ineffectiveness on all cash flow hedges, which were reported in (gains) losses on derivative instruments in the Consolidated Statements of Income. The Company did not hold any ineffective futures or options contracts during 2001. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

The net loss in 2001 included a total loss of $35.8 million, related to ineffective hedges of floating rate funding agreements with put features allowing the policyholder to cancel the contract prior to maturity. During the fourth quarter of 2001, the Company reviewed the trend in put activity since inception of the funding agreement business in order to determine the ongoing effectiveness of the hedging relationship. Based upon the historical trend in put activity, as well as the uncertainty about possible future events, the Company determined that it was probable that some of the future variable cash flows of the funding agreements would not occur, and therefore the hedges were ineffective. The Company analyzed the future payments under each outstanding funding agreement, and determined the amount of payments that were probable of occurring versus those that were probable of not occurring. The total accumulated losses deferred in other comprehensive income related to the payments that were probable of not occurring, which totaled $35.8 million, was reclassified to earnings during the fourth quarter of 2001 and reflected in losses (gains) on derivative instruments in the Consolidated Statements of Income. During 2002, all of the Company's floating rate funding agreements with put features were terminated; therefore, the total accumulated losses of $35.8 million were reclassified from losses (gains) on derivative instruments to net realized investment losses in the Consolidated Statements of Income.

As of December 31, 2003, $40.1 million of the deferred net gains on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that are expected to occur over the next twelve months and will necessitate reclassifying to earnings these derivatives gains (losses) include: the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities; the possible repurchase of other funding agreements; and the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is 12 months.

F. TRADING ACTIVITIES
During the fourth quarter of 2003, the Company began using exchange traded equity futures contracts to economically hedge any increased GMDB reserves which could arise from declines in the equity markets. The hedge is designed to reduce the volatility in statutory capital levels from the effects of future equity market movements. The GMDB hedges do not qualify for hedge accounting under Statement No. 133. Additionally, the Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices. Finally, the Company also entered into insurance portfolio-linked and other swap contracts for investment purposes. These products were not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore did not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agreed to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Under the other swap contracts entered into for investment purposes, the Company agreed to exchange the differences between fixed and floating interest amounts calculated on an agreed upon notional principal amounts.

During the years ended December 31, 2003, 2002, and 2001, respectively, the Company recognized net gains of $3.9 million and $10.9 million, and a net loss of $1.4 million on all trading derivatives. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which is recorded in other income in the Consolidated Statements of Income. Additionally, the net gain in 2003 included $8.4 million in losses recorded within (gains) losses on derivative instruments in the Consolidated Statements of Income related to the GMDB hedges. Further, the 2003 net gain also includes a $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported in (gains) losses on derivative instruments in the Consolidated Statements of Income. The net gain of $10.9 million in 2002 and the net loss of $1.4 million in 2001 represent the total ineffectiveness on equity-linked swap contracts and the embedded derivative on the equity-linked trust instruments supported by funding obligations. These amounts were reported in (gains) losses on derivative instruments and other income in the Consolidated Statements of Income.

As of December 31, 2001, the Company no longer held insurance portfolio-linked swap contracts, although final payment related to this contract was recorded in 2002, in accordance with contract terms. Net realized investment gains related to insurance portfolio-linked contracts were $2.1 million for the year ended December 31, 2002, while net realized investment losses related to these contracts were $4.3 million for the year ended December 31, 2001.

As of December 31, 2002, the Company no longer held any other swap contracts for investment purposes. The net decrease in net investment income related to these contracts was $0.4 million and $0.7 million for the years ended December 31, 2002 and 2001, respectively.

G. VARIABLE INTEREST ENTITY
At December 31, 2002, the Company held a $36.9 million par value investment in the Allmerica CBO I, Ltd., which was formed in 1998 as a collateralized bond obligation, to issue secured notes to various investors and use the proceeds to purchase high yield fixed income securities. The note holders own beneficial interests in the cash flows of the high yield securities. The Company sold its investment in Allmerica CBO I during 2003.

H. UNREALIZED GAINS AND LOSSES
Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                              EQUITY
                                                                            SECURITIES
                                                                FIXED       AND OTHER
FOR THE YEARS ENDED DECEMBER 31,                              MATURITIES     (1),(2)       TOTAL
-------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
Net appreciation, beginning of year                           $      8.6    $      6.2    $  14.8
                                                              -----------------------------------
    Net depreciation on available-for-sale
      securities and derivative instruments                        (21.0)         (0.7)     (21.7)
    Net appreciation from the effect on deferred
      policy acquisition costs and on policy liabilities             3.8             -        3.8
    Benefit for deferred federal income taxes                        6.0           0.2        6.2
                                                              -----------------------------------
                                                                   (11.2)         (0.5)     (11.7)
                                                              -----------------------------------
Net (depreciation) appreciation, end of year                        (2.6)         (5.7)       3.1
                                                              -----------------------------------

2002
Net appreciation (depreciation), beginning of year            $     21.3    $     (0.3)   $  21.0
                                                              -----------------------------------
    Net appreciation on available-for-sale
      Securities and derivative instruments                         19.7          10.0       29.7
    Net depreciation from the effect on deferred
      policy acquisition costs and on policy liabilities           (39.3)            -      (39.3)
    Benefit (provision) for deferred federal income taxes            6.9          (3.5)       3.4
                                                              -----------------------------------
                                                                   (12.7)          6.5       (6.2)
                                                              -----------------------------------
Net appreciation, end of year                                 $      8.6    $      6.2    $  14.8
                                                              -----------------------------------

2001
Net (depreciation) appreciation, beginning of year            $    (22.1)   $     13.4    $  (8.7)
                                                              -----------------------------------
    Net appreciation (depreciation) on available-for-sale
      Securities and derivative instruments                         86.5         (21.1)      65.4
    Net depreciation from the effect on deferred
      policy acquisition costs and on policy liabilities           (19.7)            -      (19.7)
    (Provision) benefit for deferred federal income taxes          (23.4)          7.4      (16.0)
                                                              -----------------------------------
                                                                    43.4         (13.7)      29.7
                                                              -----------------------------------
Net appreciation (depreciation), end of year                  $     21.3    $     (0.3)   $  21.0
                                                              -----------------------------------

  (1) INCLUDES NET DEPRECIATION ON DERIVATIVE INSTRUMENTS OF $7.2 MILLION AND $58.5 MILLION AND NET APPRECIATION ON DERIVATIVE INSTRUMENTS OF $1.4 MILLION IN 2003, 2002 AND 2001, RESPECTIVELY.
  (2) INCLUDES NET (DEPRECIATION) APPRECIATION ON OTHER INVESTMENTS OF $(4.2) MILLION, $0.6 MILLION, AND $0.8 MILLION IN 2003, 2002 AND 2001, RESPECTIVELY.

I. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION
The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position at December 31, 2003 and 2002:

FOR THE YEARS ENDED DECEMBER 31,                          2003                    2002
-----------------------------------------------------------------------------------------------
                                                    GROSS                   GROSS
                                                  UNREALIZED    FAIR      UNREALIZED    FAIR
                                                    LOSSES      VALUE       LOSSES      VALUE
-----------------------------------------------------------------------------------------------
(IN MILLIONS)
Investment grade fixed maturities (1):
0-6 months                                        $      6.8   $  458.3   $      7.2   $  139.5
7-12 months                                             10.8      239.0          0.6        7.2
Greater than 12 months                                   3.7       74.5         14.5      122.9
                                                  ---------------------------------------------
Total investment grade fixed maturities                 21.3      771.8         22.3      269.6

Below investment grade fixed maturities (2):
0-6 months                                               0.7       20.4          9.6       70.5
7-12 months                                              2.5        8.2         12.6       98.8
Greater than 12 months                                   5.2       29.0         31.4      114.0
                                                  ---------------------------------------------
Total below investment grade fixed maturities            8.4       57.6         53.6      283.3
Equity securities                                        0.1        1.3          0.3        1.1
                                                  ---------------------------------------------
Total fixed maturities and equity securities      $     29.8   $  830.7   $     76.2   $  554.0
                                                  =============================================

(1) INCLUDES GROSS UNREALIZED LOSSES FOR INVESTMENT GRADE FIXED MATURITY OBLIGATIONS OF THE U.S. TREASURY, U.S. GOVERNMENT AND AGENCY SECURITIES, STATES, AND POLITICAL SUBDIVISIONS OF $4.7 MILLION AT DECEMBER 31, 2003. THERE WERE NO GROSS UNREALIZED LOSSES FOR INVESTMENT GRADE FIXED MATURITY OBLIGATIONS OF THESE CATEGORIES AT DECEMBER 31, 2002.

(2) AT DECEMBER 31, 2003 AND 2002, SUBSTANTIALLY ALL BELOW INVESTMENT GRADE SECURITIES WITH AN UNREALIZED LOSS HAD BEEN RATED BY THE NAIC, STANDARD & POOR'S, OR MOODY'S.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the length of time and the extent to which the fair value has been less than amortized cost; the financial condition and near-term prospects of the issuer; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; any specific events which may influence the operations of the issuer; general market conditions; and, the financial condition and prospects of the issuer's market and industry. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities are temporary.

J. OTHER
At December 31, 2003, the Company had no concentration of investments in a single investee exceeding 10% of shareholder's equity except for investments with Federal National Mortgage Association with a fair value of $309.7 million and Federal Home Loan Mortgage Corporation with a fair value of $134.7 million. At December 31, 2002, the Company had no concentration of investments in a single investee exceeding 10% of shareholders' equity except for investments with Federal National Mortgage Association with a fair value of $246.5 million and Federal Home Loan Mortgage Corporation with a fair value of $154.0 million.

6. INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME
The components of net investment income were as follows:

  FOR THE YEARS ENDED DECEMBER 31,               2003        2002        2001
-------------------------------------------------------------------------------
  (IN MILLIONS)
  Fixed maturities                             $  235.1    $  364.0    $  389.7
  Equity securities                                 0.5         0.9         1.4
  Mortgage loans                                   12.5        16.4        42.0
  Policy loans                                     18.8        24.8        27.1
  Derivatives                                      (5.9)      (37.7)      (48.0)
  Other long-term investments                      13.5        19.6        20.8
  Short-term investments                            1.8         6.3        12.4
                                               --------------------------------
      Gross investment income                     276.3       394.3       445.4
  Less investment expenses                         (5.4)      (10.1)      (12.2)
                                               --------------------------------
      Net investment income                    $  270.9    $  384.2    $  433.2
                                               ================================

The Company had fixed maturities with a carrying value of $22.5 million and $32.3 million on non-accrual status at December 31, 2003 and 2002, respectively. The Company had no mortgage loans on non-accrual status at December 31, 2003, however the Company had mortgage loans with a carrying value of $7.4 million on non-accrual status at December 31, 2002. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $5.7 million, $15.7 million, and $7.3 million in 2003, 2002, and 2001, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2003 and 2002.

There were no mortgage loans which were non-income producing at December 31, 2003 and 2002. However, the Company had non-income producing fixed maturities with a carrying value of $13.0 million and $5.8 million at December 31, 2003 and 2002, respectively.

Included in other long-term investments is income from limited partnerships of $4.2 million, $5.3 million, and $9.1 million in 2003, 2002, and 2001, respectively.

B. NET REALIZED INVESTMENT GAINS AND LOSSES
Realized gains (losses) on investments were as follows:

  FOR THE YEARS ENDED DECEMBER 31,               2003        2002        2001
-------------------------------------------------------------------------------
  (IN MILLIONS)
  Fixed maturities                             $   18.1    $  (73.0)   $  (88.0)
  Equity securities                                 2.7       (11.3)       28.1
  Mortgage loans                                    0.8         0.8        14.6
  Derivatives                                      (4.3)      (53.1)      (32.9)
  Other long-term investments                      (0.9)       (1.1)       (8.4)
                                               --------------------------------
  Net realized investment gains (losses)       $   16.4    $ (137.7)   $  (86.6)
                                               ================================

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                             PROCEEDS FROM
                                               VOLUNTARY      GROSS      GROSS
  FOR THE YEARS ENDED DECEMBER 31,               SALES        GAINS      LOSSES
--------------------------------------------------------------------------------
  (IN MILLIONS)
  2003
  Fixed maturities                           $     1,074.6   $   69.8   $    9.0
  Equity securities                                   36.9        1.4          -

  2002
  Fixed maturities                           $     2,312.8   $  118.8   $   29.9
  Equity securities                                    0.5        0.1          -

  2001
  Fixed maturities                           $     1,044.4   $   46.3   $   26.8
  Equity securities                                   39.3       29.7          -

The Company recognized losses of $43.9 million, $176.3 million, and $115.0 million in 2003, 2002, and 2001, respectively, related to other-than-temporary impairments of fixed maturities and other securities. In addition, the Company transferred approximately, $550 million of investment assets, with an amortized cost of approximately $525 million, to settle net payables related to the sale of the Company's universal life business. Of this amount, approximately $100 million was cash; the remaining balance was settled through the transfer of fixed maturities and policy loans.

C. OTHER COMPREHENSIVE INCOME RECONCILIATION
The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                      2003       2002        2001
----------------------------------------------------------------------------------------------------
(IN MILLIONS)
Unrealized (depreciation) appreciation on
available-for-sale securities:

Unrealized holding gains (losses) arising during period,
(net of taxes (benefit) of $3.2, $(12.8) and $(8.4)
in 2003, 2002 and 2001)                                             $    5.9   $  (23.7)   $   (15.6)

Less: reclassification adjustment for gains (losses)
included in net income (net of taxes (benefit) of
$7.0, $(29.9) and $(23.9) million in 2003, 2002 and 2001)               12.9      (55.5)       (44.4)
                                                                    --------------------------------
Total available-for-sale securities                                     (7.0)      31.8         28.8
                                                                    --------------------------------

Unrealized (depreciation) appreciation on derivative instruments:

Unrealized holding gains (losses) arising during period,
(net of taxes (benefit) of $10.7 million, $4.7 million and
($63.4 million) in 2003,2002 and 2001)                                  19.9        8.9       (117.7)

Less: reclassification adjustment for gains (losses) included in net income (net of taxes (benefit) of $13.2, $25.2 million
and $(63.9) million in 2003, 2002 and 2001)                             24.6       46.9       (118.6)
                                                                    --------------------------------
Total derivative instruments                                            (4.7)     (38.0)         0.9
                                                                    --------------------------------
Net unrealized (depreciation) appreciation on available-for-sale
securities                                                          $  (11.7)  $   (6.2)   $    29.7
                                                                    ================================

7. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS
For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

EQUITY SECURITIES
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS
Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS
The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

DERIVATIVE INSTRUMENTS
Fair values are estimated using independent pricing sources.

COMPANY OWNED LIFE INSURANCE
Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)
Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS
Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                  2003                      2002
                                                         -------------------------------------------------
                                                            CARRYING      FAIR      CARRYING       FAIR
DECEMBER 31,                                                 VALUE       VALUE        VALUE       VALUE
----------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
    Cash and cash equivalents                            $    242.8   $    242.8   $    268.2   $    268.2
    Fixed maturities                                        4,080.1      4,080.1      4,685.1      4,685.1
    Equity securities                                          10.3         10.3         36.0         36.0
    Mortgage loans                                            122.3        128.1        175.1        186.0
    Policy loans                                              268.0        268.0        361.4        361.4
    Derivatives                                                36.5         36.5         44.7         44.7
    Company owned life insurance                                  -            -         67.2         67.2
                                                         -------------------------------------------------
                                                         $  4,760.0   $  4,765.8   $  5,637.7   $  5,648.6
                                                         =================================================

Financial Liabilities
    Guaranteed investment contracts                      $    207.5   $    217.0   $    207.2   $    220.4
    Derivatives                                                27.2         27.2         24.6         24.6
    Supplemental contracts without life contingencies          73.7         73.7         60.0         60.0
    Dividend accumulations                                     87.1         87.1         87.6         87.6
    Other individual contract deposit funds                    51.1         51.1         58.3         58.3
    Other group contract deposit funds                        162.2        165.3        164.6        173.5
    Individual annuity contracts - general account          1,193.7      1,150.3      1,493.0      1,434.6
    Trust instruments supported by funding obligations      1,200.3      1,210.8      1,202.8      1,224.5
                                                         -------------------------------------------------
                                                         $  3,002.8   $  2,982.5   $  3,298.1   $  3,283.5
                                                         =================================================

8. CLOSED BLOCK
Summarized financial information of the Closed Block as of December 31, 2003 and 2002 and for the periods ended December 31, 2003, 2002 and 2001 is as follows:

DECEMBER 31,                                                     2003       2002
----------------------------------------------------------------------------------
(IN MILLIONS)
Assets
    Fixed maturities, at fair value (amortized cost of
      $496.2 and $517.4)                                       $  523.4   $  542.4
    Mortgage loans                                                 40.7       46.6
    Policy loans                                                  156.1      167.4
    Cash and cash equivalents                                       9.4        0.3
    Accrued investment income                                      12.3       13.1
    Deferred policy acquisition costs                               6.1        8.2
    Deferred federal income taxes                                   7.6        5.4
    Other assets                                                    4.9        4.7
                                                               -------------------
Total assets                                                   $  760.5   $  788.1
                                                               -------------------
Liabilities
    Policy liabilities and accruals                               749.9      767.5
    Policyholder dividends                                         62.8       57.1
    Other liabilities                                               2.6       23.8
                                                               -------------------
Total liabilities                                              $  815.3   $  848.4
                                                               -------------------

Excess of Closed Block liabilities over assets designated
  to the Closed Block                                          $   54.8   $   60.3
Amounts included in accumulated other comprehensive income:
Net unrealized investment losses, net of deferred federal
  income tax benefits of $5.5 million and $5.2 million            (10.2)      (9.6)
                                                               -------------------
Maximum future earnings to be recognized from Closed Block
  assets and liabilities                                       $   44.6   $   50.7
                                                               ===================

FOR THE YEARS ENDED DECEMBER 31,                                2003      2002       2001
-------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
  Premiums and other income                                    $  40.8   $  46.2    $  47.2
  Net investment income                                           46.4      51.3       54.1
  Realized investment losses                                       2.3      (8.3)      (2.2)
                                                               ----------------------------
Total revenues                                                    89.5      89.2       99.1
                                                               ----------------------------
Benefits and expenses
  Policy benefits                                                 80.7      79.4       83.1
  Policy acquisition expenses                                      2.2       2.2        0.6
  Other operating expenses                                         0.2       0.7          -
                                                               ----------------------------
Total benefits and expenses                                       83.1      82.3       83.7
                                                               ----------------------------
Contribution from the Closed Block                             $   6.4   $   6.9    $  15.4
                                                               ----------------------------

FOR THE YEARS ENDED DECEMBER 31,                                  2003          2002          2001
-----------------------------------------------------------------------------------------------------
(IN MILLIONS)
Cash flows
    Cash flows from operating activities:
    Contribution from the Closed Block                         $      6.4    $      6.9    $     15.4
    Adjustment for net realized investment (gains) losses            (2.3)          8.3           2.2
    Change in:
      Deferred policy acquisition costs                               2.1           2.2           0.6
      Policy liabilities and accruals                               (15.0)        (31.2)        (12.3)
      Expenses and taxes payable                                    (21.2)          9.6          (0.2)
      Other, net                                                     (0.8)         (1.3)          2.4
                                                               --------------------------------------
    Net cash (used in) provided by operating activities             (30.8)         (5.5)          8.1
    Cash flows from investing activities:
      Sales, maturities and repayments of investments               136.2         176.1         136.8
      Purchases of investments                                     (107.6)       (194.2)       (147.2)
      Policy loans and other, net                                    11.3          14.7           9.6
                                                               --------------------------------------
    Net cash provided by (used in) investing activities              39.9          (3.4)         (0.8)
                                                               --------------------------------------
Net increase (decrease) in cash and cash equivalents                  9.1          (8.9)          7.3
Cash and cash equivalents, beginning of year                          0.3           9.2           1.9
                                                               --------------------------------------
Cash and cash equivalents, end of year                         $      9.4    $      0.3    $      9.2
                                                               --------------------------------------

There were no reserves on mortgage loans at December 31, 2003 and 2002.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9. GOODWILL

On January 1, 2002, the Company adopted Statement No. 142. Upon implementation, the Company recorded an impairment charge of $1.6 million, net of taxes, and ceased its amortization of goodwill. Amortization expense in 2001 was $0.3 million, net of taxes. In accordance with Statement No. 142, the following table provides income (loss) before the cumulative effect of a change in accounting principle, net income (loss), and related per share amounts as of December 31, 2003, 2002 and 2001 as reported and adjusted as if the Company had ceased amortizing goodwill effective January 1, 2001.

DECEMBER 31,                                                      2003          2002          2001
----------------------------------------------------------------------------------------------------
(IN MILLIONS)
Reported income (loss) before cumulative effect of change
in accounting principle                                        $     16.3   $   (373.4)   $     39.6
    Goodwill amortization                                               -            -           0.3
                                                               ----------   ----------    ----------
    Adjusted income (loss) before cumulative effect of
      change in accounting principle                           $     16.3   $   (373.4)   $     39.9
                                                               ==========   ==========    ==========

    Reported net income (loss)                                 $     16.3   $   (375.0)   $     36.4
    Goodwill amortization                                               -            -           0.3
                                                               ----------   ----------    ----------
    Adjusted net income (loss)                                 $     16.3   $   (375.0)   $     36.7
                                                               ==========   ==========    ==========

In accordance with the provisions of Statement No. 142, the Company performed its annual review of its goodwill for impairment in the fourth quarter of 2003. Based on this review, the Company recorded, during the fourth quarter of 2003, a pre-tax charge of $2.1 million, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. This charge, which relates to the Allmerica Financial Services segment (see Note 14 - Segment Information), was reflected in other operating expenses in the Consolidated Statements of Income. The Company used a discounted cash flow model to value this subsidiary. Subsequent to the Company's annual impairment review, on December 31, 2003, the Company sold this subsidiary. The remaining $0.9 million of goodwill was expensed as a component of the loss on sale.

10. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax benefit in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,                                  2003          2002          2001
-----------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax benefit
    Current                                                    $      2.5    $    (28.5)   $     (1.5)
    Deferred                                                        (19.9)       (215.3)        (13.0)
                                                               --------------------------------------
Total                                                          $    (17.4)   $   (243.8)   $    (14.5)
                                                               ======================================

The federal income tax (benefit) expense attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                  2003          2002          2001
-----------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax (benefit) expense                  $     (0.4)   $   (216.0)   $      8.8
    Dividend received deduction                                      (7.9)         (7.2)         (8.9)
    Changes in other tax estimates                                   (7.4)          1.1          (1.4)
    Tax credits                                                      (4.5)        (10.8)        (10.8)
    Restricted stock                                                  2.1             -             -
    Sale of subsidiary                                                1.5             -             -
    Prior years' federal income tax settlement                       (1.3)        (11.6)            -
    Other, net                                                        0.5           0.7          (2.2)
                                                               --------------------------------------
Federal income tax benefit                                     $    (17.4)   $   (243.8)   $    (14.5)
                                                               ======================================

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31,                                               2003         2002
-------------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax (asset) liabilities
    Insurance reserves                                   $  (208.5)   $  (235.8)
    Deferred acquisition costs                               247.2        286.9
    Tax credit carryforwards                                 (58.8)       (61.8)
    Employee benefit plans                                   (59.6)       (72.4)
    Loss carryforwards                                       (95.7)       (82.1)
    Discontinued operations                                  (18.6)       (22.4)
    Software capitalization                                    7.8          6.7
    Investments, net                                         (27.6)       (19.0)
    Restructuring reserve                                     (7.4)        (3.8)
    Other, net                                                (2.6)        (8.7)
                                                         ----------------------
Deferred tax asset, net                                  $  (223.8)   $  (212.4)
                                                         ======================

Gross deferred income tax assets totaled approximately $592.4 million and $817.2 million at December 31, 2003 and 2002, respectively. Gross deferred income tax liabilities totaled approximately $368.6 million and $604.8 million at December 31, 2003 and 2002, respectively.

The Company believes, based on objective evidence, the deferred tax assets will be realized. At December 31, 2003, there are available alternative minimum tax credit carryforwards and general business credit carryforwards of $2.6 million and $52.6 million, respectively. The alternative minimum tax credit carryforwards have no expiration date and the general business credit carryforwards will expire beginning in 2018. At December 31, 2003, the Company has net operating loss carryforwards of $180.2 million which begin to expire in 2016. The Company also has capital loss carryforwards of $93.3 million which expire in 2008.

In the first quarter of 2004, the Company has reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that will result in a tax benefit of approximately $30 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1997. Certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

11. PENSION PLANS

AFC provides retirement benefits to substantially all of its employees under defined benefit pension plans. These plans are based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, compensation increases, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

ASSUMPTIONS
The Company utilizes a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations are as follows:

DECEMBER 31,                                          2003      2002      2001
-------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                         5.875%    6.250%    6.875%
Expected return on plan assets                         8.50%     8.50%     9.50%
Rate of compensation increase                          4.00%     4.00%     4.00%
Cash balance allocation                                5.00%     3.00%     5.00%
Cash balance interest crediting rate                   5.00%     6.00%     7.00%

The Company utilizes a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

DECEMBER 31,                                          2003      2002      2001
-------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                         6.250%    6.875%    7.250%
Expected return on plan assets                         8.50%     9.50%     9.50%
Rate of compensation increase                          4.00%     4.00%     4.00%
Cash balance allocation                                5.00%     3.00%     5.00%
Cash balance interest crediting rate                   6.00%     7.00%     7.00%

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean returns downward to reflect this expectation. Also, the Company decreased its fixed income mean return from historical levels based on its expectation of modest increases in interest rates, slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2002, resulting in an expected rate of return on plan assets for 2003 of 8.50%.

PLAN ASSETS
The Company utilizes a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as manage expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company has determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds. The target allocations and actual invested asset allocations for 2003 and 2002 for the Company's plan assets are as follows:

                                                     TARGET
                                                     LEVELS
DECEMBER 31,                                          2003      2002      2001
-------------------------------------------------------------------------------
(IN MILLIONS)
Equity securities:
  Domestic                                               47%    43.35%    46.09%
  International                                          20%    20.19%    15.36%
  AFC Common Stock                                        5%     7.41%     2.44%
                                                     --------------------------
Total equity securities                                  72%    70.95%    63.89%
  Fixed maturities                                       26%    28.73%    34.37%
  Money market funds                                      2%     0.32%     1.74%
                                                     --------------------------
Total fixed maturities and money market funds            28%    29.05%    36.11%
                                                     --------------------------
Total assets                                            100%   100.00%   100.00%
                                                     ==========================

During the fourth quarter of 2003, a portion of the plan assets were transferred from separate investment accounts of FAFLIC to non-affiliated commingled pools. At December 31, 2003, approximately 66% of plan assets were invested in these commingled pools. Prior to 2003, plan assets were invested primarily in various separate accounts and the general account of FAFLIC. Equity securities include 796,462 shares of AFC common stock at December 31, 2003 and 2002 with a market value of $24.5 million and $8.0 million, respectively.

OBLIGATIONS AND FUNDED STATUS
The following table is a reconciliation of the beginning and ending balances of the benefit obligation and the fair value of plan assets. At December 31, 2003 and 2002, the projected benefit obligations exceeded the plans' assets. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. At December 31, 2003 and 2002, the Company had $40.9 million and $67.6 million in accumulated other comprehensive income related to its minimum pension liability. As such, during 2003, the Company recorded a decrease in the minimum pension liability of $26.8 million, while in 2002, the Company recorded an increase of $43.8 million. These changes in the liability are primarily the result of fluctuations in the market value of assets held by the plan due to general shifts in the equity market, as well as the $25.0 million Company contribution to the qualified plan in 2003.

DECEMBER 31,                                               2003         2002
-------------------------------------------------------------------------------
(IN MILLIONS)
Accumulated benefit obligation                           $   512.3    $   512.9
                                                         ----------------------
Change in benefit obligation:
Projected benefit obligations, beginning of year         $   525.4    $   483.2
Service cost - benefits earned during the year                11.8         11.1
Interest cost                                                 30.4         32.6
Actuarial (gains) losses                                     (14.0)        28.6
Benefits paid                                                (31.1)       (30.1)
                                                         ----------------------
Projected benefit obligations, end of year                   522.5        525.4
                                                         ----------------------

Change in plan assets:
Fair value of plan assets, beginning of year                 269.0        364.3
Actual return on plan assets                                  64.5        (68.8)
Company contribution                                          28.3          3.6
Benefits paid                                                (31.1)       (30.1)
                                                         ----------------------
Fair value of plan assets, end of year                       330.7        269.0
                                                         ----------------------
Funded status of the fund                                   (191.8)      (256.4)
Unrecognized transition obligation                           (12.8)       (15.0)
Unamortized prior service cost                                (8.3)        (3.5)
Unrecognized net actuarial gains                              24.6         26.3
                                                         ----------------------
Net pension liability                                    $  (188.3)   $  (248.6)
                                                         ----------------------

As a result of the Company's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $3.3 million and $4.7 million in 2003 and 2002, respectively, which reflects fair value, net of applicable amortization. In addition to the net pension liability, the Company has also recorded intangible assets related to its non-qualified plans of $0.6 million and $3.8 million as of December 31, 2003 and 2002, respectively.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,                       2003        2002        2001
-------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost - benefits earned during the year       $   11.8    $   11.1    $   14.7
Interest cost                                            30.4        32.6        30.9
Expected return on plan assets                          (22.4)      (33.4)      (39.6)
Recognized net actuarial loss (gain)                     28.9        11.3        (0.4)
Amortization of transition asset                         (2.2)       (2.2)       (2.2)
Amortization of prior service cost                       (3.0)       (2.6)       (3.1)
Curtailment loss and special termination benefits         0.7         5.4           -
                                                     --------------------------------
  Net periodic pension cost benefit                  $   44.2    $   22.2    $    0.3
                                                     ================================

The curtailment loss in 2003 of $0.7 million is the result of the AFS VeraVest restructuring effort in the fourth quarter of 2003 (see Note 4 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for those home office participants terminated as a result of the AFS VeraVest restructuring. The curtailment loss and special termination benefits in 2002 of $4.3 million and $1.1 million, respectively, relate to the 2002 AFS restructuring (see Note 4 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for agents terminated pursuant to the aforementioned 2002 AFS restructuring, while special termination benefit costs reflect acceleration of retirement criteria under the plan for transition group participants terminated due to the restructuring.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net pension cost over five years.

CONTRIBUTIONS
The Company is required to contribute $2.7 million to its qualified pension plan in 2004 in order to fund its minimum obligation in accordance with ERISA. At this time, no additional contributions are expected to be made to the qualified plan. In addition, the Company expects to contribute $3.2 million to its non-qualified pension plans to fund 2004 benefit payments.

OTHER
In addition to the defined benefit plans, AFC provides a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2003, 2002 and 2001, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.4 million, $5.0 million, and $5.7 million in 2003, 2002 and 2001, respectively. The Company allocated approximately $3.4 million, $3.2 million and $3.6 million of the 401(k) expense to its affiliated companies in 2003, 2002 and 2001 respectively. In addition to this plan, the Company also has a defined contribution plan for substantially all of its former AFS agents. The Company recognized expenses in 2003, 2002 and 2001 of $1.1 million, $3.1 million, and $3.3 million, respectively, related to this plan. The decrease in expense in 2003 is due to the termination of all agent contracts as of December 31, 2002 pursuant to the AFS restructuring (see Note 4 - Significant Transactions). As a result, there will be no future agent or employer contributions to this plan.

12. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The Company ceased its distribution of proprietary life and annuity products in 2002 (see Note 14 - Segment Information) and terminated all life insurance and annuity agent contracts as of December 31, 2002. The population of agents receiving postretirement benefits was frozen as of this date. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The Company has elected to defer accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act"). The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. Authoritative guidance on the accounting for the federal subsidy is pending and that guidance, when issued, could require the Company to modify previously reported information.

OBLIGATION AND FUNDED STATUS
The plans funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,                                                         2003        2002
---------------------------------------------------------------------------------------
(IN MILLIONS)
Change in benefit obligation:
Accumulated postretirement benefit obligation, beginning of year   $   75.9    $   77.2
Service cost                                                            1.4         2.2
Interest cost                                                           4.9         5.0
Actuarial losses                                                       10.7         4.7
Plan amendments                                                        (9.6)          -
Benefits paid                                                          (4.4)       (4.2)
Curtailment gain and special termination benefits                         -        (9.0)
                                                                   --------------------
  Accumulated postretirment benefit obligation, end of year            78.9        75.9
                                                                   --------------------
Fair value of plan assets, end of year                                    -           -
                                                                   --------------------
Funded status of plan                                                 (78.9)      (75.9)
Unamortized prior service cost                                        (10.5)       (2.8)
Unrecognized net actuarial losses (gains)                               4.5        (6.0)
                                                                   --------------------
  Accumulated postretirement benefit costs                         $  (84.9)   $  (84.7)
                                                                   --------------------

Plan amendments in 2003 resulted in a benefit of $9.6 million and reflect a net increase in certain home office retiree contributions, deductibles and copayments, thereby lowering plan costs.

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS
The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,                       2003        2002        2001
-------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost                                         $    1.4    $    2.2    $    2.3
Interest cost                                             4.9         5.0         4.9
Recognized net actuarial loss (gain)                      0.2        (0.3)       (0.4)
Amortization of prior service cost                       (1.9)       (2.2)       (2.2)
Curtailment loss and special termination benefits           -        (6.8)          -
                                                     --------------------------------
  Net periodic pension cost (benefit)                $    4.6    $   (2.1)   $    4.6
                                                     ================================

The company allocated approximately $2.9 million, $(1.3) million and $2.9 million of the net periodic postretirment cost (benefit) to its affiliated companies in 2003, 2002 and 2001 respectively.

As a result of the AFS restructuring in 2002 (see Note 4 - Significant Transactions), the Company recognized a curtailment gain and special termination benefit costs related to its postretirement benefit plans. The curtailment gain resulted from the effect of agent terminations related to those not fully eligible for benefits, while the special termination benefit costs reflect acceleration of retirement criteria for selected terminated employees.

As a result of the Company's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $1.7 million and $2.4 million in 2003 and 2002, respectively, which reflects fair value, net of applicable amortization.

ASSUMPTIONS
The Company utilizes a December 31 measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs are as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                 2003      2002
------------------------------------------------------------------------------------------------
Postretirement benefit obligations discount rate                                 5.875%    6.250%
Postretirement benefit cost discount rate                                        6.250%    6.875%

Assumed health care cost trend rates are as follows:

DECEMBER 31,                                                                     2003      2002
------------------------------------------------------------------------------------------------
Health care cost trend rate assumed for next year                                   10%        9%
Rate to which the cost trend is assumed to decline (ultimate trend rate)             5%        5%
Year the rate reaches the ultimate trend rate                                     2012      2010

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                                 2003      2002
------------------------------------------------------------------------------------------------
(IN MILLIONS)
Effect on total service and interest cost during 2003                           $  0.3    $ (0.3)
Effect on accumulated postretirement benefit obligation at December 31, 2003    $  3.2    $ (2.8)

13. DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts laws affect the dividend paying ability of AFLIAC and FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFC agreed with the Massachusetts Insurance Commissioner to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level, which was $151.5 million at December 31, 2003. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $553.4 million at December 31, 2003 for AFLIAC. The Company Action Level is the first level in which the Massachusetts Insurance Commissioner would mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that AFLIAC would not require additional capital contributions from AFC. In the fourth quarter of 2003, with permission from the Massachusetts Insurance Commissioner, AFLIAC declared and paid a $25 million dividend to its parent, AFC. No dividends were declared by AFLIAC or FAFLIC to their parent during

2002 or 2001, and neither company can pay dividends to their parent without prior approval from the Massachusetts Insurance Commissioner.

14. SEGMENT INFORMATION

The Company offers financial products and services and conducts business principally in three operating segments. These segments are Property and Casualty (formerly "Risk Management"), AFS, and Asset Management (formerly "Allmerica Asset Management"). Prior to 2003, AFS and Asset Management comprised the Asset Accumulation group. In accordance with Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

The Property and Casualty segment includes the Company's discontinued operations (see Note 3 - Discontinued Operations).

At December 31, 2003, our AFS segment manages a block of existing variable annuity, variable universal life and traditional life insurance products, as well as certain group retirement products. During 2003, AFS managed this existing life insurance business and also operated our independent broker/dealer business, which was conducted through VeraVest. VeraVest distributed third party investment and insurance products. In the fourth quarter of 2003, the Company announced the cessation of retail sales through VeraVest (see Note 4 - Significant Transactions). In addition, prior to September 30, 2002, this segment actively manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequent to our announcement on September 27, 2002 that the Company planned to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products, the Company ceased all new sales of these products.

Through its Asset Management segment, prior to September 2002, FAFLIC offered GICs. GICs, also referred to as funding agreements, are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The Company's declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical for FAFLIC to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during 2003 and the fourth quarter of 2002 (see Note 4
- Significant Transactions). This segment continues to provide investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients through its subsidiary, Opus Investment Management, Inc., a Registered Investment Advisor. Additionally, this segment includes AMGRO, Inc., the Company's property and casualty insurance premium financing business.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities (mandatorily redeemable preferred securities of a subsidiary trust holding solely junior subordinated debentures of the Company) and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax basis. Segment income excludes certain items, which are included in net income, such as federal income taxes and net realized investment gains and losses, including certain gains or losses on derivative instruments, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Also, segment income excludes net gains and losses on disposals of businesses, discontinued operations, restructuring and reorganization costs, extraordinary items, the cumulative effect of accounting changes and certain other items. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income (loss) enhances understanding of the Company's results of operations by highlighting net income (loss) attributable to the normal operations of the business. However, segment income (loss) should not be construed as a substitute for net income (loss) determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,                                2003        2002         2001
------------------------------------------------------------------------------------------------
(IN MILLIONS)
Segment revenues:
    Allmerica Financial Services                              $   690.7   $   840.1    $   816.4
    Asset Management                                               62.5        99.7        143.5
                                                              ----------------------------------
        Total segment revenues                                    753.2       939.8        959.9
                                                              ----------------------------------
Adjustments to segment revenues:
    Net realized investment gains (losses)                         16.4      (137.7)       (86.6)
                                                              ----------------------------------
        Total revenues                                        $   769.6   $   802.1    $   873.3
                                                              ==================================

FOR THE YEARS ENDED DECEMBER 31,                                2003        2002         2001
------------------------------------------------------------------------------------------------
(IN MILLIONS)
Segment (loss) income before federal income taxes:
    Allmerica Financial Services                              $    30.9   $  (594.5)   $   147.5
    Asset Management                                                4.4        13.8         15.9
                                                              ----------------------------------
        Subtotal                                                   35.3      (580.7)       163.4
                                                              ----------------------------------
    Corporate                                                     (21.6)      (23.0)       (23.7)
                                                              ----------------------------------
        Segment income (loss) before federal income taxes          13.7      (603.7)       139.7
                                                              ----------------------------------
    Adjustments to segment income:
        Net realized investment gains (losses), net of
          amortization                                              9.9      (112.8)       (87.1)
        Gain from retirement of trust instruments supported
          by funding obligations                                    5.7       102.6            -
        Gain (loss) from sale of universal life business            5.5       (31.3)           -
        Sales practice litigation                                     -         2.5          7.7
        Restructuring costs                                       (29.0)      (14.8)           -
        Gains (losses) on derivative instruments                   (6.9)       40.3        (35.2)
                                                              ----------------------------------
    (Loss) income before federal income taxes                 $    (1.1)  $  (617.2)   $    25.1
                                                              ==================================

DECEMBER 31,                                  2003          2002         2003           2002
------------------------------------------------------------------------------------------------
(IN MILLIONS)                                IDENTIFIABLE ASSETS      DEFERRED ACQUISITION COSTS
    Property and Casualty (1)             $     270.3   $     276.2   $       2.6    $       2.9
    Allmerica Financial Services             17,367.9      18,951.9         892.0        1,027.2
    Asset Management                          1,399.4       1,449.7             -              -
                                          ------------------------------------------------------
        Total                             $  19,037.6   $  20,677.8   $     894.6    $   1,030.1
                                          ======================================================

(1) CONSISTS OF ASSETS RELATED TO THE COMPANY'S DISCONTINUED OPERATIONS OF $270.3 MILLION AND $276.2 MILLION AT DECEMBER 31, 2003 AND 2002, RESPECTIVELY.

15. LEASE COMMITMENTS

Rental expenses for operating leases amounted to $9.7 million, $11.3 million and $11.4 million in 2003, 2002 and 2001, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2003, future minimum rental payments under non-cancelable operating leases were approximately $22.0 million, payable as follows: 2004-$9.8 million; 2005-$6.0 million; 2006-$3.6 million; and $1.0 million thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments may not be less than the amounts shown for 2004.

16. REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of its universal life insurance business (see Note 4 - Significant Transactions). Reinsurance recoverables related to this agreement were $625.3 million and $648.4 million at December 31, 2003 and 2002, respectively. This balance represents approximately 60.1% and 64.6% of the Company's reinsurance recoverables at December 31, 2003 and 2002, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                     2003        2002        2001
---------------------------------------------------------------------------------------------------
(IN MILLIONS)
Life and accident and health insurance premiums:
    Direct                                                         $   81.2    $   84.2    $   86.5
    Assumed                                                             0.5         0.6         0.7
    Ceded                                                             (39.8)      (36.7)      (38.2)
                                                                   --------------------------------
Net premiums                                                       $   41.9    $   48.1    $   49.0
                                                                   ================================
Life and accident and health insurance and other individual
policy benefits, claims, losses and loss adjustment expenses:
    Direct                                                         $  347.5    $  551.9    $  460.1
    Assumed                                                            (1.5)       (4.0)        0.3
    Ceded                                                             (80.8)      (62.3)      (46.1)
                                                                   --------------------------------
Net policy benefits, claims, losses and loss adjustment expenses   $  265.2    $  485.6    $  414.3
                                                                   ================================

17. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,                                      2003          2002          2001
---------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Balance at beginning of year                                       $  1,030.1    $  1,588.4    $  1,424.3
    Acquisition expenses deferred                                        10.3         269.2         275.2
    Amortized to expense during the year                               (141.1)       (496.9)        (77.5)
    Impairment of DAC asset related to annuity business                  (4.0)       (159.0)            -
    Amortization related to sale of universal life insurance
      business                                                              -        (155.9)            -
    Adjustment to equity during the year                                 (0.7)        (15.7)         (2.0)
    Adjustment for commission buyout program                                -             -         (31.6)
                                                                   --------------------------------------
Balance at end of year                                             $    894.6    $  1,030.1    $  1,588.4
                                                                   ======================================

Prior to September 30, 2002, the Company manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequently, the Company ceased all new sales of proprietary variable annuities and life insurance products.

During 2003 and 2002, the Company determined that the DAC asset related to certain distribution channels for our annuity business exceeded the present value of total expected gross profits. Therefore, the Company recognized permanent impairments of the DAC asset of $4.5 million and $159.0 million, respectively, related to these items. Additionally, in 2002, the Company recognized approximately $203 million of additional amortization related to the impact of the equity market on future gross profits of its life insurance and annuity products and approximately $200 million of additional amortization related to the changes in several actuarial estimates related to our life insurance and annuity products. Also, in 2002, the Company recognized a permanent impairment related to the universal life DAC asset of $155.9 million due to the sale of that business.

During 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

18. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $437.3 million, $434.8 million and $463.5 million at December 31, 2003, 2002 and 2001, respectively. Reinsurance recoverables related to this business were $322.4 million, $329.3 million and $343.0 million in 2003, 2002 and 2001, respectively. The decreases in 2002 and 2001 were primarily attributable to the continued run-off of the group accident and health business.

19. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS
Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION
On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums of $2.5 million each. Plaintiffs, who AFLIAC identified as engaging in frequent transfers of significant sums between sub-accounts that in its opinion constituted "market timing", were subject to restrictions upon such trading that AFLIAC imposed in 2002. Plaintiffs allege that such restrictions constitute a breach of the terms of the annuity contracts and seek unspecified damages, including lost profits and prejudgment interest. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. The court ordered limited discovery regarding the plaintiffs' attempts to trade following dissemination of the trading restrictions. The Company has filed a motion for reconsideration and clarification of the court's partial summary judgment opinion. Other than the limited discovery ordered by the court, no discovery in the case has ensued to date, and it is too early in the proceedings for the Company to assess the amount of potential damages if AFLIAC should ultimately be unsuccessful in defending this lawsuit. The outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period.

In 1997, a lawsuit on behalf of a putative class was instituted against the Company alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. Subsequently, the Company has recognized pre-tax benefits of $2.5 million and $7.7 million in 2002 and 2001, respectively, resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers. The Company has $2.4 million in reserves at December 31, 2003 related to this lawsuit.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business and is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies. In the Company's opinion, based on the advice of legal counsel, the ultimate resolutions of such proceedings will not have a material effect on the Company's consolidated financial statements, although they could have a material effect on the results of operations for a particular quarter or annual period.

20. RELATED PARTY TRANSACTIONS

AFLIAC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions. Amounts charged by AFLIAC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $160.0 million, $350.6 million and $339.5 million in 2003, 2002 and 2001 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $20.5 million and $95.4 million at December 31, 2003 and 2002, respectively.

In accordance with the above agreement, AFLIAC has allocated a decrease of $46.2 million on the minimum pension liability as of December 31, 2003 and allocated a $76.0 million and $40.9 million minimum pension liability increase to its affiliates as of December 31, 2002 and December 31, 2001 respectively.

In December 2003, the Company paid a dividend of $25.0 million to its parent, AFC, consisting of $24.8 million of securities and $0.2 million of cash.

In December 2002, the Company's parent, AFC declared a $20.0 million contribution of capital consisting of $19.9 million of fixed maturity securities and $0.1 million of cash that was paid in the first quarter of 2003.

In June 2002, the Company's parent, AFC, declared a $158.0 million contribution of capital consisting of $93.2 million of fixed maturity securities and $64.8 million of cash that was paid in the third quarter of 2002.

In March 2002, the Company's parent, AFC, declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

In December 2001, AFC declared a $30.0 million contribution of capital consisting of approximately $23.3 million of fixed maturity securities and $6.7 million of cash paid in February 2002.

21. STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001, the Company adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by state authorities. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount total capital and surplus would have been had the accounting principles been applied retroactively for all prior periods. The adjustment reflected by the life and health insurance subsidiaries included an increase in surplus of $49.7 million related to the establishment of deferred tax assets and the change in valuation of pension liabilities. Reductions in surplus totaled $4.7 million and resulted from the change in valuations of post-employment benefits and non-admitted assets.

Statutory net income and surplus are as follows:

                                                 2003       2002         2001
-------------------------------------------------------------------------------
(IN MILLIONS)
Statutory Net Income (Combined)
    Life and Health Companies                  $    9.0   $  (296.0)   $  (44.9)
Statutory Shareholder's Surplus (Combined)
    Life and Health Companies                  $  495.6   $   427.1    $  377.9

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the VEL Account of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
March 26, 2004

VEL ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

                                                                                   AIT               AIT              AIT
                                                                                   CORE             EQUITY         GOVERNMENT
                                                                                  EQUITY            INDEX             BOND
                                                                                  SERVICE          SERVICE          SERVICE
                                                                                  SHARES          SHARES (b)         SHARES
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $  28,041,359    $  22,778,020    $   3,809,080
                                                                               -------------    -------------    -------------
   Total assets ...........................................................       28,041,359       22,778,020        3,809,080

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
   Net assets .............................................................    $  28,041,359    $  22,778,020    $   3,809,080
                                                                               =============    =============    =============

Net asset distribution by category:
  Vari-Exceptional Life (VEL '87 & '91) ...................................    $  26,760,041    $  20,040,721    $   3,589,797
  Vari-Exceptional Life Plus ..............................................        1,281,318        2,737,299          219,283
                                                                               -------------    -------------    -------------
                                                                               $  28,041,359    $  22,778,020    $   3,809,080
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ....................    $  37,976,312    $  21,616,956    $   3,779,722
Underlying Fund shares held ...............................................       17,883,520        9,285,781        3,450,254

Units outstanding and net asset value per unit:
 VEL '87 and VEL '91 Series:
   Units outstanding, December 31, 2003 ...................................        5,282,256        5,068,370        1,918,819
   Net asset value per unit, December 31, 2003 ............................    $    5.066025    $    3.954076    $    1.870836

 Vari-Exceptional Life Plus Series:
   Units outstanding, December 31, 2003 ...................................          246,191          673,842          114,091
   Net asset value per unit, December 31, 2003 ............................    $    5.204567    $    4.062227    $    1.922005

                                                                                                     AIT
                                                                                    AIT            SELECT
                                                                                   MONEY           CAPITAL
                                                                                  MARKET         APPRECIATION
                                                                                  SERVICE          SERVICE
                                                                                   SHARES          SHARES
                                                                               -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $   8,743,236    $   6,347,538
                                                                               -------------    -------------
   Total assets ...........................................................        8,743,236        6,347,538

LIABILITIES:                                                                               -                -
                                                                               -------------    -------------
   Net assets .............................................................    $   8,743,236    $   6,347,538
                                                                               =============    =============

Net asset distribution by category:
  Vari-Exceptional Life (VEL '87 & '91) ...................................    $   7,918,040    $   5,356,537
  Vari-Exceptional Life Plus ..............................................          825,196          991,001
                                                                               -------------    -------------
                                                                               $   8,743,236    $   6,347,538
                                                                               =============    =============

Investments in shares of the Underlying Funds, at cost ....................    $   8,743,236    $   5,204,399
Underlying Fund shares held ...............................................        8,743,236        2,987,077

Units outstanding and net asset value per unit:
 VEL '87 and VEL '91 Series:
   Units outstanding, December 31, 2003 ...................................        4,121,511        2,021,404
   Net asset value per unit, December 31, 2003 ............................    $    1.921150    $    2.649909

 Vari-Exceptional Life Plus Series:
   Units outstanding, December 31, 2003 ...................................          418,111          364,022
   Net asset value per unit, December 31, 2003 ............................    $    1.973630    $    2.722367

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

December 31, 2003

                                                                                                                      AIT
                                                                                                    AIT              SELECT
                                                                                    AIT            SELECT          INVESTMENT
                                                                                  SELECT        INTERNATIONAL        GRADE
                                                                                  GROWTH           EQUITY            INCOME
                                                                                  SERVICE          SERVICE          SERVICE
                                                                                 SHARES (b)       SHARES (b)       SHARES (b)
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $  20,173,823    $   7,827,982    $   9,077,174
                                                                               -------------    -------------    -------------
   Total  assets ..........................................................       20,173,823        7,827,982        9,077,174

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
   Net assets .............................................................    $  20,173,823    $   7,827,982    $   9,077,174
                                                                               =============    =============    =============

Net asset distribution by category:
  Vari-Exceptional Life (VEL '87 & '91) ...................................    $  17,349,789    $   6,393,273    $   8,324,030
  Vari-Exceptional Life Plus ..............................................        2,824,034        1,434,709          753,144
                                                                               -------------    -------------    -------------
                                                                               $  20,173,823    $   7,827,982    $   9,077,174
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ....................    $  20,433,208    $   7,324,185    $   8,991,695
Underlying Fund shares held ...............................................       14,029,084        7,064,966        8,111,863

Units outstanding and net asset value per unit:
 VEL '87 and VEL '91 Series:
   Units outstanding, December 31, 2003 ...................................        8,972,216        4,193,206        2,808,660
   Net asset value per unit, December 31, 2003 ............................    $    1.933724    $    1.524674    $    2.963701

 Vari-Exceptional Life Plus Series:
   Units outstanding, December 31, 2003 ...................................        1,421,577          915,966          247,353
   Net asset value per unit, December 31, 2003 ............................    $    1.986550    $    1.566334    $    3.044815

                                                                                    AIT
                                                                                   SELECT         ALLIANCE-        DELAWARE
                                                                                   VALUE          BERNSTEIN          VIP
                                                                                OPPORTUNITY        PREMIER       INTERNATIONAL
                                                                                  SERVICE          GROWTH            VALUE
                                                                                  SHARES         CLASS B (a)        EQUITY
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $  10,177,158    $   1,305,159    $   4,429,620
                                                                               -------------    -------------    -------------
   Total assets ...........................................................       10,177,158        1,305,159        4,429,620

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
   Net assets .............................................................    $  10,177,158    $   1,305,159    $   4,429,620
                                                                               =============    =============    =============

Net asset distribution by category:
  Vari-Exceptional Life (VEL '87 & '91) ...................................    $   8,503,350    $   1,305,159    $   3,788,524
  Vari-Exceptional Life Plus ..............................................        1,673,808                -          641,096
                                                                               -------------    -------------    -------------
                                                                               $  10,177,158    $   1,305,159    $   4,429,620
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ....................    $   8,369,845    $   1,237,514    $   3,782,089
Underlying Fund shares held ...............................................        4,964,468           61,189          282,862

Units outstanding and net asset value per unit:
 VEL '87 and VEL '91 Series:
   Units outstanding, December 31, 2003 ...................................        2,675,209        1,815,254        1,692,877
   Net asset value per unit, December 31, 2003 ............................    $    3.178574    $    0.718995    $    2.237921

 Vari-Exceptional Life Plus Series:
   Units outstanding, December 31, 2003 ...................................          512,579                -          278,847
   Net asset value per unit, December 31, 2003 ............................    $    3.265464    $           -    $    2.299096

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

December 31, 2003

                                                                                  FIDELITY         FIDELITY
                                                                                    VIP              VIP           FIDELITY
                                                                                   ASSET           EQUITY-           VIP
                                                                                 MANAGER (a)       INCOME           GROWTH
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $   1,322,315    $  46,385,704    $  46,688,045
                                                                               -------------    -------------    -------------
   Total assets ...........................................................        1,322,315       46,385,704       46,688,045

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
   Net assets .............................................................    $   1,322,315    $  46,385,704    $  46,688,045
                                                                               =============    =============    =============

Net asset distribution by category:
  Vari-Exceptional Life (VEL '87 & '91) ...................................    $   1,069,474    $  43,483,397    $  43,534,907
  Vari-Exceptional Life Plus ..............................................          252,841        2,902,307        3,153,138
                                                                               -------------    -------------    -------------
                                                                               $   1,322,315    $  46,385,704    $  46,688,045
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ....................    $   1,333,884    $  35,464,205    $  44,769,148
Underlying Fund shares held ...............................................           91,447        2,001,108        1,504,125

Units outstanding and net asset value per unit:
 VEL '87 and VEL '91 Series:
   Units outstanding, December 31, 2003 ...................................          571,829        7,543,873        7,139,337
   Net asset value per unit, December 31, 2003 ............................    $    1.870269    $    5.764068    $    6.097892

 Vari-Exceptional Life Plus Series:
   Units outstanding, December 31, 2003 ...................................          131,589          490,114          503,323
   Net asset value per unit, December 31, 2003 ............................    $    1.921443    $    5.921698    $    6.264642

                                                                                 FIDELITY         FIDELITY         FIDELITY
                                                                                   VIP              VIP              VIP
                                                                                   HIGH             INDEX            MONEY
                                                                                  INCOME           500 (a)          MARKET
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $   7,135,521    $     331,753    $   1,559,516
                                                                               -------------    -------------    -------------
   Total assets ...........................................................        7,135,521          331,753        1,559,516

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
   Net assets .............................................................    $   7,135,521    $     331,753    $   1,559,516
                                                                               =============    =============    =============

Net asset distribution by category:
  Vari-Exceptional Life (VEL '87 & '91) ...................................    $   6,482,947    $           -    $   1,559,516
  Vari-Exceptional Life Plus ..............................................          652,574          331,753                -
                                                                               -------------    -------------    -------------
                                                                               $   7,135,521    $     331,753    $   1,559,516
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ....................    $   6,759,986    $     319,030    $   1,559,516
Underlying Fund shares held ...............................................        1,026,694            2,630        1,559,516

Units outstanding and net asset value per unit:
 VEL '87 and VEL '91 Series:
   Units outstanding, December 31, 2003 ...................................        2,379,107                -          801,630
   Net asset value per unit, December 31, 2003 ............................    $    2.724949    $           -    $    1.945431

 Vari-Exceptional Life Plus Series:
   Units outstanding, December 31, 2003 ...................................          233,102          386,324                -
   Net asset value per unit, December 31, 2003 ............................    $    2.799520    $    0.858741    $           -

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

December 31, 2003

                                                                                                   FT VIP
                                                                                                   FRANKLIN         FT VIP
                                                                                                  LARGE CAP        FRANKLIN
                                                                                  FIDELITY          GROWTH           SMALL
                                                                                    VIP           SECURITIES          CAP
                                                                                  OVERSEAS         CLASS 2          CLASS 2
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $  11,399,571    $     512,472    $   2,224,322
                                                                               -------------    -------------    -------------
   Total assets ...........................................................       11,399,571          512,472        2,224,322

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
   Net assets .............................................................    $  11,399,571    $     512,472    $   2,224,322
                                                                               =============    =============    =============

Net asset distribution by category:
  Vari-Exceptional Life (VEL '87 & '91) ...................................    $  10,658,947    $     407,273    $   1,781,207
  Vari-Exceptional Life Plus ..............................................          740,624          105,199          443,115
                                                                               -------------    -------------    -------------
                                                                               $  11,399,571    $     512,472    $   2,224,322
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ....................    $  12,137,472    $     463,142    $   1,902,865
Underlying Fund shares held ...............................................          731,210           36,949          127,615

Units outstanding and net asset value per unit:
 VEL '87 and VEL '91 Series:
   Units outstanding, December 31, 2003 ...................................        3,965,002          485,690        1,989,524
   Net asset value per unit, December 31, 2003 ............................    $    2.688258    $    0.838547    $    0.895293

 Vari-Exceptional Life Plus Series:
   Units outstanding, December 31, 2003 ...................................          268,166          124,109          489,647
   Net asset value per unit, December 31, 2003 ............................    $    2.761811    $    0.847636    $    0.904968

                                                                                                    JANUS
                                                                                  INVESCO           ASPEN          T. ROWE
                                                                                    VIF             GROWTH          PRICE
                                                                                  HEALTH           SERVICE       INTERNATIONAL
                                                                                 SCIENCES           SHARES          STOCK
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $      80,403    $   1,398,205    $   3,464,235
                                                                               -------------    -------------    -------------
   Total assets ...........................................................           80,403        1,398,205        3,464,235

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
   Net assets .............................................................    $      80,403    $   1,398,205    $   3,464,235
                                                                               =============    =============    =============

Net asset distribution by category:
  Vari-Exceptional Life (VEL '87 & '91) ...................................    $           -    $   1,147,689    $   3,018,545
  Vari-Exceptional Life Plus ..............................................           80,403          250,516          445,690
                                                                               -------------    -------------    -------------
                                                                               $      80,403    $   1,398,205    $   3,464,235
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ....................    $      74,208    $   1,289,516    $   3,468,484
Underlying Fund shares held ...............................................            4,576           73,435          290,136

Units outstanding and net asset value per unit:
 VEL '87 and VEL '91 Series:
   Units outstanding, December 31, 2003 ...................................                -        1,537,876        2,474,992
   Net asset value per unit, December 31, 2003 ............................    $           -    $    0.746282    $    1.219618

 Vari-Exceptional Life Plus Series:
   Units outstanding, December 31, 2003 ...................................           82,187          332,099          355,699
   Net asset value per unit, December 31, 2003 ............................    $    0.978295    $    0.754341    $    1.252998

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

                                                                                    AIT              AIT              AIT
                                                                                   CORE             EQUITY         GOVERNMENT
                                                                                  EQUITY            INDEX             BOND
                                                                                  SERVICE          SERVICE          SERVICE
                                                                                  SHARES          SHARES (b)         SHARES
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ................................................................    $     233,415    $     258,558    $     165,128
                                                                               -------------    -------------    -------------

EXPENSES:
 Mortality and expense risk fees ..........................................          237,390          169,631           37,547
                                                                               -------------    -------------    -------------
  Net investment income (loss) ............................................           (3,975)          88,927          127,581
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                -                -                -
 Net realized gain (loss) from sales of investments .......................       (3,713,319)        (431,002)          77,049
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ................................................       (3,713,319)        (431,002)          77,049
 Net unrealized gain (loss) ...............................................       10,026,534        5,371,022         (168,243)
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) .................................        6,313,215        4,940,020          (91,194)
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ...................    $   6,309,240    $   5,028,947    $      36,387
                                                                               =============    =============    =============

                                                                                                     AIT
                                                                                    AIT             SELECT           AIT
                                                                                   MONEY           CAPITAL          SELECT
                                                                                   MARKET        APPRECIATION       GROWTH
                                                                                  SERVICE          SERVICE          SERVICE
                                                                                   SHARES           SHARES         SHARES (b)
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ................................................................    $      84,694    $           -    $       7,825
                                                                               -------------    -------------    -------------

EXPENSES:
 Mortality and expense risk fees ..........................................           91,957           45,588          139,615
                                                                               -------------    -------------    -------------
  Net investment income (loss) ............................................           (7,263)         (45,588)        (131,790)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................              855                -                -
 Net realized gain (loss) from sales of investments .......................                -          (14,993)        (922,872)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ................................................              855          (14,993)        (922,872)
 Net unrealized gain (loss) ...............................................                -        1,824,123        5,133,877
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) .................................              855        1,809,130        4,211,005
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ...................    $      (6,408)   $   1,763,542    $   4,079,215
                                                                               =============    =============    =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

For the Year Ended December 31, 2003

                                                                                                    AIT
                                                                                    AIT            SELECT             AIT
                                                                                   SELECT         INVESTMENT         SELECT
                                                                               INTERNATIONAL        GRADE            VALUE
                                                                                  EQUITY           INCOME         OPPORTUNITY
                                                                                  SERVICE          SERVICE          SERVICE
                                                                                 SHARES (b)       SHARES (b)         SHARES
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ................................................................    $      56,116    $     415,505    $      10,795
                                                                               -------------    -------------    -------------

EXPENSES:
 Mortality and expense risk fees ..........................................           57,073           80,064           76,793
                                                                               -------------    -------------    -------------
  Net investment income (loss) ............................................             (957)         335,441          (65,998)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                -                -           26,212
 Net realized gain (loss) from sales of investments .......................         (602,293)          66,431          (71,981)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ................................................         (602,293)          66,431          (45,769)
 Net unrealized gain (loss) ...............................................        2,352,995         (179,336)       3,044,116
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) .................................        1,750,702         (112,905)       2,998,347
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ...................    $   1,749,745    $     222,536    $   2,932,349
                                                                               =============    =============    =============

                                                                                 ALLIANCE-         DELAWARE
                                                                                 BERNSTEIN           VIP           FIDELITY
                                                                                  PREMIER       INTERNATIONAL        VIP
                                                                                  GROWTH            VALUE           ASSET
                                                                                CLASS B (a)        EQUITY         MANAGER (a)
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ................................................................    $           -    $      82,336    $      45,036
                                                                               -------------    -------------    -------------

EXPENSES:
 Mortality and expense risk fees ..........................................           10,198           29,570           11,051
                                                                               -------------    -------------    -------------
  Net investment income (loss) ............................................          (10,198)          52,766           33,985
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                -           79,714                -
 Net realized gain (loss) from sales of investments .......................          (29,207)         (82,047)         (66,578)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ................................................          (29,207)          (2,333)         (66,578)
 Net unrealized gain (loss) ...............................................          259,707        1,230,036          240,530
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) .................................          230,500        1,227,703          173,952
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ...................    $     220,302    $   1,280,469    $     207,937
                                                                               =============    =============    =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

For the Year Ended December 31, 2003

                                                                                  FIDELITY                          FIDELITY
                                                                                    VIP            FIDELITY           VIP
                                                                                  EQUITY-            VIP              HIGH
                                                                                  INCOME           GROWTH            INCOME
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ................................................................    $     835,425    $     126,807    $     448,246
                                                                               -------------    -------------    -------------

EXPENSES:
 Mortality and expense risk fees ..........................................          377,239          380,846           56,060
                                                                               -------------    -------------    -------------
  Net investment income (loss) ............................................          458,186         (254,039)         392,186
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                -                -                -
 Net realized gain (loss) from sales of investments .......................          648,648       (1,856,847)        (403,449)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ................................................          648,648       (1,856,847)        (403,449)
 Net unrealized gain (loss) ...............................................        9,936,111       14,003,532        1,503,120
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) .................................       10,584,759       12,146,685        1,099,671
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ...................    $  11,042,945    $  11,892,646    $   1,491,857
                                                                               =============    =============    =============

                                                                                  FIDELITY        FIDELITY
                                                                                    VIP              VIP           FIDELITY
                                                                                   INDEX            MONEY            VIP
                                                                                  500 (a)           MARKET         OVERSEAS
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ................................................................    $       1,674    $      18,310    $      83,671
                                                                               -------------    -------------    -------------

EXPENSES:
 Mortality and expense risk fees ..........................................              651           16,565           84,553
                                                                               -------------    -------------    -------------
  Net investment income (loss) ............................................            1,023            1,745             (882)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                -                -                -
 Net realized gain (loss) from sales of investments .......................           (3,079)               -         (873,630)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ................................................           (3,079)               -         (873,630)
 Net unrealized gain (loss) ...............................................           35,548                -        4,388,178
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) .................................           32,469                -        3,514,548
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ...................    $      33,492    $       1,745    $   3,513,666
                                                                               =============    =============    =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

For the Year Ended December 31, 2003

                                                                                   FT VIP
                                                                                  FRANKLIN         FT VIP
                                                                                 LARGE CAP        FRANKLIN          INVESCO
                                                                                   GROWTH          SMALL              VIF
                                                                                 SECURITIES         CAP             HEALTH
                                                                                   CLASS 2         CLASS 2         SCIENCES
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ................................................................    $       2,687    $           -    $           -
                                                                               -------------    -------------    -------------

EXPENSES:
 Mortality and expense risk fees ..........................................            3,194           15,006              392
                                                                               -------------    -------------    -------------
  Net investment income (loss) ............................................             (507)         (15,006)            (392)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                -                -                -
 Net realized gain (loss) from sales of investments .......................           (6,189)           1,300               63
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ................................................           (6,189)           1,300               63
 Net unrealized gain (loss) ...............................................           97,841          594,434           20,002
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) .................................           91,652          595,734           20,065
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ...................    $      91,145    $     580,728    $      19,673
                                                                               =============    =============    =============

                                                                                   JANUS
                                                                                   ASPEN           T. ROWE
                                                                                  GROWTH            PRICE
                                                                                  SERVICE       INTERNATIONAL
                                                                                   SHARES           STOCK
                                                                               -------------    -------------
INVESTMENT INCOME:
 Dividends ................................................................    $           -    $      37,529
                                                                               -------------    -------------

EXPENSES:
 Mortality and expense risk fees ..........................................           10,443           27,087
                                                                               -------------    -------------
  Net investment income (loss) ............................................          (10,443)          10,442
                                                                               -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                -            2,887
 Net realized gain (loss) from sales of investments .......................          (40,618)        (249,396)
                                                                               -------------    -------------
  Net realized gain (loss) ................................................          (40,618)        (246,509)
 Net unrealized gain (loss) ...............................................          388,559        1,064,431
                                                                               -------------    -------------
  Net realized and unrealized gain (loss) .................................          347,941          817,922
                                                                               -------------    -------------
  Net increase (decrease) in net assets from operations ...................    $     337,498    $     828,364
                                                                               =============    =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                 AIT
                                                                                  AIT                           EQUITY
                                                                              CORE EQUITY                       INDEX
                                                                             EQUITY SERVICE                    SERVICE
                                                                                SHARES                        SHARES (b)
                                                                              YEAR ENDED                      YEAR ENDED
                                                                              DECEMBER 31,                   DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                          2003           2002            2003             2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (3,975)  $     (22,692)  $      88,927   $      65,575
  Net realized gain (loss) ........................................     (3,713,319)     (3,658,082)       (431,002)        501,106
  Net unrealized gain (loss) ......................................     10,026,534      (6,229,947)      5,371,022      (6,211,905)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........      6,309,240      (9,910,721)      5,028,947      (5,645,224)
                                                                     -------------   -------------   -------------   -------------
 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................      1,825,625       2,287,552       1,304,992       1,329,166
  Terminations ....................................................     (4,322,550)     (1,442,612)     (3,313,019)     (1,456,370)
  Insurance and other charges .....................................     (1,882,631)     (2,145,447)     (1,305,692)     (1,108,241)
  Transfers between sub-accounts (including fixed account), net ...     (1,248,903)     (3,636,897)      5,406,412      (2,056,263)
  Other transfers from (to) the General Account ...................       (165,847)       (511,391)        (60,198)       (102,046)
  Net increase (decrease) in investment by Sponsor ................              -               -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..     (5,794,306)     (5,448,795)      2,032,495      (3,393,754)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        514,934     (15,359,516)      7,061,442      (9,038,978)

NET ASSETS:
 Beginning of year ................................................     27,526,425      42,885,941      15,716,578      24,755,556
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $  28,041,359   $  27,526,425   $  22,778,020   $  15,716,578
                                                                     =============   =============   =============   =============

                                                                                  AIT
                                                                              GOVERNMENT
                                                                                 BOND
                                                                                SERVICE
                                                                                SHARES
                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     127,581   $     121,441
  Net realized gain (loss) ........................................         77,049          27,251
  Net unrealized gain (loss) ......................................       (168,243)        147,403
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........         36,387         296,095
                                                                     -------------   -------------
 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................        280,384         267,685
  Terminations ....................................................     (1,232,996)       (406,580)
  Insurance and other charges .....................................       (414,294)       (334,871)
  Transfers between sub-accounts (including fixed account), net ...        529,190       1,889,834
  Other transfers from (to) the General Account ...................       (301,407)        (23,826)
  Net increase (decrease) in investment by Sponsor ................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..     (1,139,123)      1,392,242
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................     (1,102,736)      1,688,337

NET ASSETS:
 Beginning of year ................................................      4,911,816       3,223,479
                                                                     -------------   -------------
 End of year ......................................................  $   3,809,080   $   4,911,816
                                                                     =============   =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

                                                                                                                 AIT
                                                                                                                SELECT
                                                                                  AIT                          CAPITAL
                                                                              MONEY MARKET                   APPRECIATION
                                                                                SERVICE                        SERVICE
                                                                                 SHARES                         SHARES
                                                                               YEAR ENDED                     YEAR ENDED
                                                                              DECEMBER 31,                   DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (7,263)  $      90,999   $     (45,588)  $     (49,936)
  Net realized gain (loss) ........................................            855               -         (14,993)        (56,048)
  Net unrealized gain (loss) ......................................              -               -       1,824,123      (1,444,413)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........         (6,408)         90,999       1,763,542      (1,550,397)
                                                                     -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................      1,016,298       1,350,485         391,553         441,392
  Terminations ....................................................     (6,617,094)     (2,752,569)       (776,528)       (383,560)
  Insurance and other charges .....................................     (1,249,771)     (1,604,751)       (341,503)       (340,687)
  Transfers between sub-accounts (including fixed account), net ...      1,611,112       4,406,972         189,991          96,667
  Other transfers from (to) the General Account ...................        373,977        (345,084)          1,418         (30,514)
  Net increase (decrease) in investment by Sponsor ................              -               -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..     (4,865,478)      1,055,053        (535,069)       (216,702)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................     (4,871,886)      1,146,052       1,228,473      (1,767,099)

NET ASSETS:
 Beginning of year ................................................     13,615,122      12,469,070       5,119,065       6,886,164
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   8,743,236   $  13,615,122   $   6,347,538   $   5,119,065
                                                                     =============   =============   =============   =============

                                                                                 AIT
                                                                                SELECT
                                                                                GROWTH
                                                                               SERVICE
                                                                              SHARES (b)
                                                                             YEAR ENDED
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $    (131,790)  $     (78,089)
  Net realized gain (loss) ........................................       (922,872)     (1,066,613)
  Net unrealized gain (loss) ......................................      5,133,877      (2,674,369)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........      4,079,215      (3,819,071)
                                                                     -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................      1,378,557         920,348
  Terminations ....................................................     (2,420,527)       (587,803)
  Insurance and other charges .....................................     (1,190,349)       (700,797)
  Transfers between sub-accounts (including fixed account), net ...      9,709,907      (1,164,112)
  Other transfers from (to) the General Account ...................       (109,155)       (100,814)
  Net increase (decrease) in investment by Sponsor ................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..      7,368,433      (1,633,178)
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................     11,447,648      (5,452,249)

NET ASSETS:
 Beginning of year ................................................      8,726,175      14,178,424
                                                                     -------------   -------------
 End of year ......................................................  $  20,173,823   $   8,726,175
                                                                     =============   =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

                                                                                                                 AIT
                                                                                  AIT                           SELECT
                                                                                 SELECT                       INVESTMENT
                                                                             INTERNATIONAL                      GRADE
                                                                                EQUITY                          INCOME
                                                                                SERVICE                        SERVICE
                                                                               SHARES (b)                     SHARES (b)
                                                                               YEAR ENDED                     YEAR ENDED
                                                                               DECEMBER 31,                  DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003             2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $        (957)  $      55,731   $     335,441   $     409,499
  Net realized gain (loss) ........................................       (602,293)     (1,287,352)         66,431          45,018
  Net unrealized gain (loss) ......................................      2,352,995        (357,590)       (179,336)        181,377
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........      1,749,745      (1,589,211)        222,536         635,894
                                                                     -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................        377,542         529,608         633,957         640,345
  Terminations ....................................................     (1,034,988)       (349,206)     (1,469,521)       (431,580)
  Insurance and other charges .....................................       (367,115)       (372,210)       (695,710)       (689,819)
  Transfers between sub-accounts (including fixed account), net ...        751,288        (416,118)      1,244,371          59,354
  Other transfers from (to) the General Account ...................        (37,482)        (63,944)        (27,953)       (254,345)
  Net increase (decrease) in investment by Sponsor ................              -               -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..       (310,755)       (671,870)       (314,856)       (676,045)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................      1,438,990      (2,261,081)        (92,320)        (40,151)

NET ASSETS:
 Beginning of year ................................................      6,388,992       8,650,073       9,169,494       9,209,645
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   7,827,982   $   6,388,992   $   9,077,174   $   9,169,494
                                                                     =============   =============   =============   =============

                                                                                 AIT
                                                                               SELECT
                                                                                VALUE
                                                                             OPPORTUNITY
                                                                               SERVICE
                                                                               SHARES
                                                                             YEAR ENDED
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     (65,998)  $     (22,799)
  Net realized gain (loss) ........................................        (45,769)        923,242
  Net unrealized gain (loss) ......................................      3,044,116      (2,950,321)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........      2,932,349      (2,049,878)
                                                                     -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................        510,966         675,284
  Terminations ....................................................     (1,518,380)       (495,615)
  Insurance and other charges .....................................       (493,414)       (536,326)
  Transfers between sub-accounts (including fixed account), net ...       (477,579)      1,249,258
  Other transfers from (to) the General Account ...................        (69,225)        (99,359)
  Net increase (decrease) in investment by Sponsor ................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..     (2,047,632)        793,242
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................        884,717      (1,256,636)

NET ASSETS:
 Beginning of year ................................................      9,292,441      10,549,077
                                                                     -------------   -------------
 End of year ......................................................  $  10,177,158   $   9,292,441
                                                                     =============   =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

                                                                               ALLIANCE-                        DELAWARE
                                                                               BERNSTEIN                          VIP
                                                                                PREMIER                      INTERNATIONAL
                                                                                GROWTH                           VALUE
                                                                              CLASS B (a)                        EQUITY
                                                                              YEAR ENDED                      YEAR ENDED
                                                                              DECEMBER 31,                    DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     (10,198)  $      (5,308)  $      52,766   $     268,513
  Net realized gain (loss) ........................................        (29,207)        (16,051)         (2,333)        (88,457)
  Net unrealized gain (loss) ......................................        259,707        (187,590)      1,230,036        (594,646)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        220,302        (208,949)      1,280,469        (414,590)
                                                                     -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................         46,557          28,917         267,584         278,473
  Terminations ....................................................       (198,690)        (32,063)       (379,720)       (197,678)
  Insurance and other charges .....................................        (43,199)        (23,207)       (214,398)       (221,741)
  Transfers between sub-accounts (including fixed account), net ...        548,612         594,478         341,781        (444,539)
  Other transfers from (to) the General Account ...................         (6,987)         (9,874)        (45,887)        (70,232)
  Net increase (decrease) in investment by Sponsor ................              -               -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..        346,293         558,251         (30,640)       (655,717)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        566,595         349,302       1,249,829      (1,070,307)

NET ASSETS:
 Beginning of year ................................................        738,564         389,262       3,179,791       4,250,098
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   1,305,159   $     738,564   $   4,429,620   $   3,179,791
                                                                     =============   =============   =============   =============

                                                                               FIDELITY
                                                                                 VIP
                                                                                ASSET
                                                                             MANAGER (a)
                                                                             YEAR ENDED
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                         2003             2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      33,985   $      52,462
  Net realized gain (loss) ........................................        (66,578)       (165,730)
  Net unrealized gain (loss) ......................................        240,530         (68,593)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........        207,937        (181,861)
                                                                     -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................         79,083          93,497
  Terminations ....................................................       (401,209)        (76,846)
  Insurance and other charges .....................................        (95,656)        (91,456)
  Transfers between sub-accounts (including fixed account), net ...        336,190        (197,755)
  Other transfers from (to) the General Account ...................        (10,678)       (152,174)
  Net increase (decrease) in investment by Sponsor ................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..        (92,270)       (424,734)
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................        115,667        (606,595)

NET ASSETS:
 Beginning of year ................................................      1,206,648       1,813,243
                                                                     -------------   -------------
 End of year ......................................................  $   1,322,315   $   1,206,648
                                                                     =============   =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

                                                                                FIDELITY
                                                                                   VIP                         FIDELITY
                                                                                 EQUITY-                         VIP
                                                                                 INCOME                         GROWTH
                                                                               YEAR ENDED                     YEAR ENDED
                                                                               DECEMBER 31,                   DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003             2002           2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     458,186   $     474,196   $    (254,039)  $    (346,692)
  Net realized gain (loss) ........................................        648,648       1,693,815      (1,856,847)     (1,280,741)
  Net unrealized gain (loss) ......................................      9,936,111     (12,466,164)     14,003,532     (19,898,637)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........     11,042,945     (10,298,153)     11,892,646     (21,526,070)
                                                                     -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................      2,323,593       2,818,644       2,798,026       3,544,424
  Terminations ....................................................     (7,399,687)     (2,651,779)     (6,852,948)     (2,944,658)
  Insurance and other charges .....................................     (2,685,244)     (2,915,124)     (2,905,095)     (3,264,233)
  Transfers between sub-accounts (including fixed account), net ...       (668,093)     (1,342,263)     (1,361,383)     (4,181,683)
  Other transfers from (to) the General Account ...................       (317,729)       (579,602)       (295,671)       (621,859)
  Net increase (decrease) in investment by Sponsor ................              -               -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..     (8,747,160)     (4,670,124)     (8,617,071)     (7,468,009)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................      2,295,785     (14,968,277)      3,275,575     (28,994,079)

NET ASSETS:
 Beginning of year ................................................     44,089,919      59,058,196      43,412,470      72,406,549
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $  46,385,704   $  44,089,919   $  46,688,045   $  43,412,470
                                                                     =============   =============   =============   =============

                                                                               FIDELITY
                                                                                  VIP
                                                                                 HIGH
                                                                                INCOME
                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     392,186   $     628,805
  Net realized gain (loss) ........................................       (403,449)     (1,340,467)
  Net unrealized gain (loss) ......................................      1,503,120         857,448
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........      1,491,857         145,786
                                                                     -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................        495,012         550,470
  Terminations ....................................................       (914,488)       (281,282)
  Insurance and other charges .....................................       (491,205)       (465,556)
  Transfers between sub-accounts (including fixed account), net ...        695,771        (638,846)
  Other transfers from (to) the General Account ...................         30,570         (99,147)
  Net increase (decrease) in investment by Sponsor ................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..       (184,340)       (934,361)
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................      1,307,517        (788,575)

NET ASSETS:
 Beginning of year ................................................      5,828,004       6,616,579
                                                                     -------------   -------------
 End of year ......................................................  $   7,135,521   $   5,828,004
                                                                     =============   =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

                                                                               FIDELITY                       FIDELITY
                                                                                  VIP                            VIP
                                                                                 INDEX                          MONEY
                                                                                500 (a)                         MARKET
                                                                              YEAR ENDED                     YEAR ENDED
                                                                              DECEMBER 31,                   DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $       1,023   $         599   $       1,745   $      14,564
  Net realized gain (loss) ........................................         (3,079)         (4,737)              -               -
  Net unrealized gain (loss) ......................................         35,548         (19,794)              -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........         33,492         (23,932)          1,745          14,564
                                                                     -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................         27,148          25,720         262,040         269,271
  Terminations ....................................................         (8,192)         (4,038)       (337,473)       (296,468)
  Insurance and other charges .....................................        (12,061)        (13,079)       (309,095)       (317,669)
  Transfers between sub-accounts (including fixed account), net ...        188,967          29,576         119,986         336,020
  Other transfers from (to) the General Account ...................         (4,162)            390           4,646         (22,395)
  Net increase (decrease) in investment by Sponsor ................              -               -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..        191,700          38,569        (259,896)        (31,241)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        225,192          14,637        (258,151)        (16,677)

NET ASSETS:
 Beginning of year ................................................        106,561          91,924       1,817,667       1,834,344
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $     331,753   $     106,561   $   1,559,516   $   1,817,667
                                                                     =============   =============   =============   =============

                                                                                FIDELITY
                                                                                  VIP
                                                                                OVERSEAS
                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                                                     -----------------------------
                                                                          2003           2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $        (882)  $      (5,306)
  Net realized gain (loss) ........................................       (873,630)     (1,529,220)
  Net unrealized gain (loss) ......................................      4,388,178      (1,121,163)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........      3,513,666      (2,655,689)
                                                                     -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................        732,446         921,538
  Terminations ....................................................     (1,442,310)       (616,256)
  Insurance and other charges .....................................       (658,741)       (736,863)
  Transfers between sub-accounts (including fixed account), net ...          1,275      (1,050,244)
  Other transfers from (to) the General Account ...................        (53,334)       (107,556)
  Net increase (decrease) in investment by Sponsor ................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..     (1,420,664)     (1,589,381)
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................      2,093,002      (4,245,070)

NET ASSETS:
 Beginning of year ................................................      9,306,569      13,551,639
                                                                     -------------   -------------
 End of year ......................................................  $  11,399,571   $   9,306,569
                                                                     =============   =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

                                                                                FT VIP
                                                                               FRANKLIN                        FT VIP
                                                                               LARGE CAP                      FRANKLIN
                                                                                GROWTH                         SMALL
                                                                               SECURITIES                       CAP
                                                                                CLASS 2                       CLASS 2
                                                                              YEAR ENDED                     YEAR ENDED
                                                                              DECEMBER 31,                   DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002             2003           2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $        (507)  $         (19)  $     (15,006)  $      (7,324)
  Net realized gain (loss) ........................................         (6,189)         (9,772)          1,300         (34,524)
  Net unrealized gain (loss) ......................................         97,841         (55,073)        594,434        (321,288)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........         91,145         (64,864)        580,728        (363,136)
                                                                     -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................         30,028          21,871         104,436          98,015
  Terminations ....................................................        (61,172)         (7,765)       (299,942)        (51,261)
  Insurance and other charges .....................................        (20,816)        (11,109)        (86,534)        (52,497)
  Transfers between sub-accounts (including fixed account), net ...        201,767         132,822         465,787       1,004,583
  Other transfers from (to) the General Account ...................          1,872          (1,230)        (18,715)        (17,778)
  Net increase (decrease) in investment by Sponsor ................         (1,641)              -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..        150,038         134,589         165,032         981,062
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        241,183          69,725         745,760         617,926

NET ASSETS:
 Beginning of year ................................................        271,289         201,564       1,478,562         860,636
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $     512,472   $     271,289   $   2,224,322   $   1,478,562
                                                                     =============   =============   =============   =============

                                                                               INVESCO
                                                                                 VIF
                                                                                HEALTH
                                                                               SCIENCES
                                                                              YEAR ENDED
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $        (392)  $        (298)
  Net realized gain (loss) ........................................             63          (2,244)
  Net unrealized gain (loss) ......................................         20,002         (14,322)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........         19,673         (16,864)
                                                                     -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................         20,769          17,120
  Terminations ....................................................        (13,560)           (983)
  Insurance and other charges .....................................         (3,216)         (2,507)
  Transfers between sub-accounts (including fixed account), net ...          1,604          (2,612)
  Other transfers from (to) the General Account ...................            822            (162)
  Net increase (decrease) in investment by Sponsor ................         (1,908)              -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..          4,511          10,856
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................         24,184          (6,008)

NET ASSETS:
 Beginning of year ................................................         56,219          62,227
                                                                     -------------   -------------
 End of year ......................................................  $      80,403   $      56,219
                                                                     =============   =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

                                                                                JANUS
                                                                             ASPEN GROWTH                    T. ROWE PRICE
                                                                                SERVICE                      INTERNATIONAL
                                                                                SHARES                          STOCK
                                                                              YEAR ENDED                      YEAR ENDED
                                                                              DECEMBER 31,                   DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002             2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     (10,443)  $      (8,222)  $      10,442   $       5,274
  Net realized gain (loss) ........................................        (40,618)        (26,276)       (246,509)       (483,816)
  Net unrealized gain (loss) ......................................        388,559        (243,598)      1,064,431        (218,253)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        337,498        (278,096)        828,364        (696,795)
                                                                     -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums ....................................................         70,842          52,240         186,552         252,159
  Terminations ....................................................       (195,360)        (25,319)       (645,367)       (168,874)
  Insurance and other charges .....................................        (49,638)        (32,585)       (173,825)       (179,815)
  Transfers between sub-accounts (including fixed account), net ...         96,941         732,657         (34,862)        519,060
  Other transfers from (to) the General Account ...................          6,949         (11,694)         (5,729)        (57,789)
  Net increase (decrease) in investment by Sponsor ................              -          (1,240)              -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ..        (70,266)        714,059        (673,231)        364,741
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        267,232         435,963         155,133        (332,054)

NET ASSETS:
 Beginning of year ................................................      1,130,973         695,010       3,309,102       3,641,156
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   1,398,205   $   1,130,973   $   3,464,235   $   3,309,102
                                                                     =============   =============   =============   =============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The VEL Account (the "Separate Account"), which funds the Vari-Exceptional Life (VEL '87 & '91) and the Vari-Exceptional Life Plus insurance policies, is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on April 2, 1987 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by AFLIAC. AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). During 2002 AFC ceased all new sales of proprietary variable annuities and life insurance products. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC. AFLIAC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Twenty-eight Sub-Accounts offered by the Separate Account had activity during the year. Five were merged. Twenty-three Sub-Accounts are currently offered. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
-----------

Allmerica Investment Trust (Service Shares) ("AIT")

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
("AllianceBernstein Class B")

Delaware VIP Trust

Fidelity Variable Insurance Products Fund ("Fidelity VIP")

Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP")

INVESCO Variable Investment Funds, Inc. ("INVESCO VIF")

Janus Aspen Series (Service Shares)

T. Rowe Price International Series, Inc.

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act. The Sub-Accounts in the AIT Fund Group are managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), a wholly owned subsidiary of AFLIAC.

     On May 1, 2003 the following fund groups were renamed:

OLD NAME                                             NEW NAME
--------                                             --------
Alliance Variable Product Series Fund, Inc.          AllianceBernstein Variable Products Series Fund, Inc.
Fidelity Variable Insurance Products Fund II         Fidelity Variable Insurance Products Fund

     On May 1, 2003 the following Underlying Funds were renamed:

OLD NAME                                             NEW NAME
--------                                             --------
Alliance Premier Growth Class B                      AllianceBernstein Premier Growth Class B
Fidelity VIP II Asset Manager                        Fidelity VIP Asset Manager
Fidelity VIP II Index 500                            Fidelity VIP Index 500

     Pursuant to separate Agreements and Plans of Reorganization approved by the Board of Trustees on January 7, 2003 and then approved by shareholders on March 27, 2003, the following Underlying Funds were merged after the close of business on the effective date shown, at no cost to the policyholder, with the effect of this transaction being reflected in the Transfers Between Sub-Accounts line of the Statement of Changes in Net Assets:

VEL ACCOUNT

NOTE 1 - ORGANIZATION (Continued)

CLOSED FUND                                    SURVIVING FUND                                      DATE
-----------                                    --------------                                      ----
AIT Select Aggressive Growth Service Shares    AIT Select Growth Service Shares                    April 17, 2003
AIT Select Emerging Markets Service Shares     AIT Select International Equity Service Shares      April 30, 2003
AIT Select Growth & Income Service Shares      AIT Equity Index Service Shares                     April 25, 2003
AIT Select Strategic Growth Service Shares     AIT Select Growth Service Shares                    April 17, 2003
AIT Select Strategic Income Service Shares     AIT Select Investment Grade Income Service Shares   April 22, 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. AFLIAC will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

     Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

     STATEMENTS OF CHANGES IN NET ASSETS - Policy owners may allocate their Policy Values to variable investment options in the Separate Account and to the Fixed Account, which is a part of AFLIAC's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including the Fixed Account), net, are amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from(to) the General Account include policy loan activity and death claims.

VEL ACCOUNT

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     As of each Monthly Payment Date, commencing with the date of issue, AFLIAC makes a Monthly Deduction from Policy Value comprised of the following charges: a charge for the cost of insurance protection under the Policies; a charge for any optional insurance benefits added by rider, and a monthly administrative charge as compensation for expenses incurred in administration of the Policies, first year underwriting, and other start up expenses associated with the Policies. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also includes a $40 administrative charge for the increase. The policyowner may allocate the Monthly Deduction to one Sub-Account. In the absence of allocation instructions, or if the Sub-Account chosen doesn't have sufficient funds to cover the Monthly Deduction, AFLIAC makes a pro-rata allocation among the Sub-Accounts in the Policy. No Monthly Deductions are made after the Final Premium Payment date under Vari-Exceptional Life '91 and Vari-Exceptional Life Plus Policies (Maturity Date under Vari-Exceptional Life '87 policies.)

     AFLIAC assesses each Sub-Account with a Mortality and Expense Risk Charge as compensation for AFLIAC assuming mortality and expense risks for variable interests in the Policies. The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amount realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks isn't sufficient to cover mortality experience and expenses, AFLIAC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to AFLIAC. This charge may be increased or decreased, subject to state and federal law; but, it may not exceed the maximum limitations.

     Details about the Monthly Deduction and charges to the Sub-Accounts appear in the table below.

                                                                                CURRENT MORTALITY    MAXIMUM ALLOWED
                                   MONTHLY CHARGES          MONTHLY             AND EXPENSE RISK      MORTALITY AND
               COST OF INSURANCE    FOR OPTIONAL        ADMINISTRATIVE           CHARGE (ANNUAL     EXPENSE RISK CHARGE
                   CHARGE (a)       BENEFITS (a)           CHARGE (a)               RATE) (b)        (ANNUAL RATE) (b)
VEL ('87)      Varies by Policy    Varies by Policy    $25 for months 1-12;           0.90%                 0.90%
                                                          $5 thereafter

VEL ('91)      Varies by Policy    Varies by Policy    $25 for months 1-12;           0.90%                 0.90%
                                                          $5 thereafter

VEL PLUS       Varies by Policy    Varies by Policy            $5                     0.50%                 0.90%

(a) Charged to Policy Value.
(b) Charged to Daily Net assets in each Sub-Account.

     A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the Face Amount if less than a certain number of years have lapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

     Some states and municipalities impose premium taxes on Policies, which currently range up to 5%.

     The disclosures above include charges currently assessed to the Policy owner. There are certain other charges, which may be assessed in future periods, at the discretion of AFLIAC, in accordance with the Policy terms. For further details see the prospectus.

VEL ACCOUNT

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (Continued)

     During the year ended December 31, 2003, management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.35% based on individual portfolios and average daily net assets. On March 27, 2002, shareholders of the AIT funds approved a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act. Each AIT Fund pays a fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets.

     VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter and general distributor of the Separate Account. On October 27, 2003 AFC announced the cessation of retail sales through VeraVest, which terminated all contracts with its registered representatives by December 19, 2003. However, based on a registered representative's vesting schedule, AFLIAC may pay commissions for certain types of transactions.

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

          The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2003 were as follows:

                    INVESTMENT PORTFOLIO                            PURCHASES            SALES
                    --------------------                            ---------            -----
AIT Core Equity Service Shares                                   $       460,686    $     6,258,967
AIT Equity Index Service Shares (b)                                    6,526,659          4,405,237
AIT Government Bond Service Shares                                     1,329,004          2,340,546
AIT Money Market Service Shares                                       10,735,785         15,607,671
AIT Select Capital Appreciation Service Shares                           652,160          1,232,817
AIT Select Growth Service Shares (b)                                  11,430,168          4,193,525
AIT Select International Equity Service Shares (b)                     6,189,826          6,501,538
AIT Select Investment Grade Income Service Shares (b)                  2,379,462          2,358,877
AIT Select Value Opportunity Service Shares                              638,301          2,725,719
AllianceBernstein Premier Growth Class B (a)                             900,431            564,336
Delaware VIP International Value Equity                                  904,393            802,553
Fidelity VIP Asset Manager (a)                                           595,910            654,195
Fidelity VIP Equity-Income                                             1,378,595          9,667,569
Fidelity VIP Growth                                                      535,222          9,406,332
Fidelity VIP High Income                                               6,494,870          6,287,024
Fidelity VIP Index 500 (a)                                               219,818             27,095
Fidelity VIP Money Market                                                600,821            858,972
Fidelity VIP Overseas                                                    877,544          2,299,090
FT VIP Franklin Large Cap Growth Securities Class 2                      252,175            102,644
FT VIP Franklin Small Cap Class 2                                        669,697            519,671
INVESCO VIF Health Sciences                                               46,584             42,465
Janus Aspen Growth Service Shares                                        274,182            354,891
T. Rowe Price International Stock                                        408,206          1,068,108

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS

   A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2003 is as follows:

                                                                                   AT DECEMBER 31
                                                                                   --------------
                                                                                UNIT (4)      UNIT (4)
                                                                    UNITS        VALUE          VALUE        NET ASSETS
                                                                    (000S)       LOWEST        HIGHEST         (000S)
                                                                    ------       ------        -------         ------
AIT CORE EQUITY SERVICE SHARES
2003                                                                  5,528   $   5.066025   $   5.204567   $     28,041
2002                                                                  6,867       4.003944       4.096926         27,526
2001                                                                  8,119       5.278006       5.378824         42,886
AIT EQUITY INDEX SERVICE SHARES (e)
2003                                                                  5,742       3.954076       4.062227         22,778
2002                                                                  5,021       3.121370       3.193860         15,717
2001                                                                  6,102       4.049432       4.126758         24,756
AIT GOVERNMENT BOND SERVICE SHARES
2003                                                                  2,033       1.870836       1.922005          3,809
2002                                                                  2,639       1.856836       1.899957          4,912
2001                                                                  1,878       1.714614       1.747385          3,223
AIT MONEY MARKET SERVICE SHARES
2003                                                                  4,540       1.921150       1.973630          8,743
2002                                                                  7,068       1.923261       1.967912         13,615
2001                                                                  6,523       1.908952       1.945420         12,469
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2003                                                                  2,385       2.649909       2.722367          6,348
2002                                                                  2,665       1.913914       1.958357          5,119
2001                                                                  2,788       2.463370       2.510422          6,886
AIT SELECT GROWTH SERVICE SHARES (e)
2003                                                                 10,394       1.933724       1.986550         20,174
2002                                                                  5,634       1.545186       1.581041          8,726
2001                                                                  6,573       2.153604       2.194699         14,178
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (e)
2003                                                                  5,109       1.524674       1.566334          7,828
2002                                                                  5,287       1.204146       1.232087          6,389
2001                                                                  5,726       1.506956       1.535727          8,650
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (e)
2003                                                                  3,056       2.963701       3.044815          9,077
2002                                                                  3,162       2.894859       2.962136          9,169
2001                                                                  3,405       2.701374       2.753042          9,210

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                               INVESTMENT (1)    EXPENSE (2)
                                                                 INCOME            RATIO
                                                                  RATIO            LOWEST
                                                                  -----            ------
AIT CORE EQUITY SERVICE SHARES
2003                                                                   0.87%          0.50%
2002                                                                   0.82           0.50
2001                                                                   0.72           0.50
AIT EQUITY INDEX SERVICE SHARES (e)
2003                                                                   1.30           0.50
2002                                                                   1.19           0.50
2001                                                                   0.98           0.50
AIT GOVERNMENT BOND SERVICE SHARES
2003                                                                   3.83           0.50
2002                                                                   4.06           0.50
2001                                                                   4.91           0.50
AIT MONEY MARKET SERVICE SHARES
2003                                                                   0.80           0.50
2002                                                                   1.64           0.50
2001                                                                   4.08           0.50
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2003                                                                    N/A           0.50
2002                                                                    N/A           0.50
2001                                                                    N/A           0.50
AIT SELECT GROWTH SERVICE SHARES (e)
2003                                                                   0.05           0.50
2002                                                                   0.17           0.50
2001                                                                    N/A           0.50
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (e)
2003                                                                   0.82           0.50
2002                                                                   1.59           0.50
2001                                                                   1.57           0.50
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (e)
2003                                                                   4.54           0.50
2002                                                                   5.32           0.50
2001                                                                   5.82           0.50

                                                                  EXPENSE (2)    TOTAL (3)(4)   TOTAL (3)(4)
                                                                     RATIO          RETURN        RETURN
                                                                    HIGHEST         LOWEST        HIGHEST
                                                                    -------         ------        -------
AIT CORE EQUITY SERVICE SHARES
2003                                                                   0.90%         26.53%         27.04%
2002                                                                   0.90         -24.14         -23.83
2001                                                                   0.90         -17.63         -17.29
AIT EQUITY INDEX SERVICE SHARES (e)
2003                                                                   0.90          26.68          27.19
2002                                                                   0.90         -22.92         -22.61
2001                                                                   0.90         -12.81         -12.45
AIT GOVERNMENT BOND SERVICE SHARES
2003                                                                   0.90           0.75           1.16
2002                                                                   0.90           8.29           8.73
2001                                                                   0.90           6.66           7.09
AIT MONEY MARKET SERVICE SHARES
2003                                                                   0.90          -0.11           0.29
2002                                                                   0.90           0.75           1.16
2001                                                                   0.90           3.35           3.76
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2003                                                                   0.90          38.45          39.01
2002                                                                   0.90         -22.31         -21.99
2001                                                                   0.90          -2.02          -1.62
AIT SELECT GROWTH SERVICE SHARES (e)
2003                                                                   0.90          25.15          25.65
2002                                                                   0.90         -28.25         -27.96
2001                                                                   0.90         -25.38         -25.08
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (e)
2003                                                                   0.90          26.62          27.13
2002                                                                   0.90         -20.09         -19.77
2001                                                                   0.90         -22.23         -21.91
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (e)
2003                                                                   0.90           2.38           2.79
2002                                                                   0.90           7.16           7.60
2001                                                                   0.90           6.97           7.40

VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (Continued)

                                                                                   AT DECEMBER 31
                                                                                   --------------
                                                                                UNIT (4)       UNIT (4)
                                                                    UNITS        VALUE          VALUE        NET ASSETS
                                                                    (000S)       LOWEST        HIGHEST         (000S)
                                                                    ------       ------        -------         ------
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2003                                                                  3,188   $   3.178574   $   3.265464   $     10,177
2002                                                                  3,998       2.317054       2.370832          9,292
2001                                                                  3,766       2.794014       2.847344         10,549
ALLIANCEBERNSTEIN PREMIER GROWTH CLASS B (a)(d)
2003                                                                  1,815       0.718995       0.718995          1,305
2002                                                                  1,256       0.588099       0.588099            739
2001                                                                    454       0.858091       0.858091            389
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2003                                                                  1,972       2.237921       2.299096          4,430
2002                                                                  2,014       1.574363       1.610908          3,180
2001                                                                  2,392       1.773131       1.807000          4,250
FIDELITY VIP ASSET MANAGER (d)
2003                                                                    703       1.870269       1.921443          1,322
2002                                                                    753       1.599700       1.636873          1,207
2001                                                                  1,022       1.768582       1.802394          1,813
FIDELITY VIP EQUITY-INCOME
2003                                                                  8,034       5.764068       5.921698         46,386
2002                                                                  9,863       4.462807       4.566437         44,090
2001                                                                 10,876       5.422224       5.525798         59,058
FIDELITY VIP GROWTH
2003                                                                  7,643       6.097892       6.264642         46,688
2002                                                                  9,356       4.631776       4.739321         43,412
2001                                                                 10,813       6.687016       6.814713         72,407
FIDELITY VIP HIGH INCOME
2003                                                                  2,612       2.724949       2.799520          7,136
2002                                                                  2,694       2.160602       2.210800          5,828
2001                                                                  3,136       2.107639       2.147951          6,617
FIDELITY VIP INDEX 500 (b)(d)
2003                                                                    386       0.858741       0.858741            332
2002                                                                    159       0.672106       0.672106            107
2001                                                                    106       0.868802       0.868802             92
FIDELITY VIP MONEY MARKET (a)
2003                                                                    802       1.945431       1.945431          1,560
2002                                                                    935       1.506652       1.943698          1,818
2001                                                                    951       1.928635       1.928635          1,834

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                               INVESTMENT (1)     EXPENSE (2)
                                                                 INCOME            RATIO
                                                                  RATIO            LOWEST
                                                                  -----            ------
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2003                                                                   0.12%          0.50%
2002                                                                   0.63           0.50
2001                                                                   0.60           0.50
ALLIANCEBERNSTEIN PREMIER GROWTH CLASS B (a)(d)
2003                                                                    N/A           0.90
2002                                                                    N/A           0.50
2001                                                                    N/A           0.50
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2003                                                                   2.36           0.50
2002                                                                   7.94           0.50
2001                                                                   2.72           0.50
FIDELITY VIP ASSET MANAGER (d)
2003                                                                   3.37           0.50
2002                                                                   4.28           0.50
2001                                                                   4.56           0.50
FIDELITY VIP EQUITY-INCOME
2003                                                                   1.95           0.50
2002                                                                   1.79           0.50
2001                                                                   1.77           0.50
FIDELITY VIP GROWTH
2003                                                                   0.29           0.50
2002                                                                   0.26           0.50
2001                                                                   0.08           0.50
FIDELITY VIP HIGH INCOME
2003                                                                   6.96           0.50
2002                                                                  11.30           0.50
2001                                                                  13.49           0.50
FIDELITY VIP INDEX 500 (b)(d)
2003                                                                   1.28           0.50
2002                                                                   1.14           0.50
2001                                                                   0.70           0.50
FIDELITY VIP MONEY MARKET (a)
2003                                                                   1.00           0.90
2002                                                                   1.68           0.50
2001                                                                   4.06           0.50

                                                                   EXPENSE (2)    TOTAL (3)(4)  TOTAL(3)(4)
                                                                     RATIO          RETURN        RETURN
                                                                    HIGHEST         LOWEST        HIGHEST
                                                                    -------         ------        -------
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2003                                                                   0.90%         37.18%         37.73%
2002                                                                   0.90         -17.07         -16.74
2001                                                                   0.90          11.67          12.12
ALLIANCEBERNSTEIN PREMIER GROWTH CLASS B (a)(d)
2003                                                                   0.90          22.26            N/A
2002                                                                   0.90         -31.46         -31.46
2001                                                                   0.90         -14.19         -14.19(c)
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2003                                                                   0.90          42.15          42.72
2002                                                                   0.90         -11.21         -10.85
2001                                                                   0.90         -13.62         -13.27
FIDELITY VIP ASSET MANAGER (d)
2003                                                                   0.90          16.91          17.38
2002                                                                   0.90          -9.55          -9.18
2001                                                                   0.90          -4.95          -4.57
FIDELITY VIP EQUITY-INCOME
2003                                                                   0.90          29.16          29.68
2002                                                                   0.90         -17.69         -17.36
2001                                                                   0.90          -5.81          -5.43
FIDELITY VIP GROWTH
2003                                                                   0.90          31.65          32.18
2002                                                                   0.90         -30.73         -30.45
2001                                                                   0.90         -18.39         -18.06
FIDELITY VIP HIGH INCOME
2003                                                                   0.90          26.12          26.63
2002                                                                   0.90           2.51           2.93
2001                                                                   0.90         -12.53         -12.17
FIDELITY VIP INDEX 500 (b)(d)
2003                                                                   0.50            N/A          27.77
2002                                                                   0.90         -22.64         -22.64
2001                                                                   0.90         -12.54         -12.54
FIDELITY VIP MONEY MARKET (a)
2003                                                                   0.90           0.09            N/A
2002                                                                   0.90           0.78           0.78
2001                                                                   0.90           3.21           3.21

VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (Continued)

                                                                                   AT DECEMBER 31
                                                                                   --------------
                                                                                UNIT (4)       UNIT (4)
                                                                    UNITS        VALUE          VALUE        NET ASSETS
                                                                    (000S)       LOWEST        HIGHEST         (000S)
                                                                    ------       ------        -------         ------
FIDELITY VIP OVERSEAS
2003                                                                  4,233   $   2.688258   $   2.761811   $     11,400
2002                                                                  4,911       1.892082       1.936050          9,307
2001                                                                  5,651       2.394952       2.440738         13,552
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2 (b)
2003                                                                    610       0.838547       0.847636            512
2002                                                                    406       0.666563       0.671085            271
2001                                                                    230       0.875703       0.878105            202
FT VIP FRANKLIN SMALL CAP CLASS 2
2003                                                                  2,479       0.895293       0.904968          2,224
2002                                                                  2,244       0.658244       0.662692          1,479
2001                                                                    924       0.931387       0.933915            861
INVESCO VIF HEALTH SCIENCES (b)
2003                                                                     82       0.978295       0.978295             80
2002                                                                     73       0.769435       0.769435             56
2001                                                                     61       1.023603       1.023603             62
JANUS ASPEN GROWTH SERVICE SHARES
2003                                                                  1,870       0.746282       0.754341          1,398
2002                                                                  1,973       0.572697       0.576558          1,131
2001                                                                    881       0.788651       0.790776            695
T. ROWE PRICE INTERNATIONAL STOCK
2003                                                                  2,831       1.219618       1.252998          3,464
2002                                                                  3,500       0.942893       0.964797          3,309
2001                                                                  3,122       1.164476       1.186734          3,641

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                              INVESTMENT (1)     EXPENSE (2)
                                                                 INCOME            RATIO
                                                                 RATIO             LOWEST
                                                                 -----             ------
FIDELITY VIP OVERSEAS
2003                                                                   0.87%          0.50%
2002                                                                   0.83           0.50
2001                                                                   5.57           0.50
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2 (b)
2003                                                                   0.69           0.50
2002                                                                   0.81           0.50
2001                                                                   0.09           0.50
FT VIP FRANKLIN SMALL CAP CLASS 2
2003                                                                    N/A           0.50
2002                                                                   0.23           0.50
2001                                                                   0.16           0.50
INVESCO VIF HEALTH SCIENCES (b)
2003                                                                    N/A           0.50
2002                                                                    N/A           0.50
2001                                                                   0.68           0.50
JANUS ASPEN GROWTH SERVICE SHARES
2003                                                                    N/A           0.50
2002                                                                    N/A           0.50
2001                                                                    N/A           0.50
T. ROWE PRICE INTERNATIONAL STOCK
2003                                                                   1.19           0.50
2002                                                                   1.02           0.50
2001                                                                   2.30           0.50

                                                                  EXPENSE (2)    TOTAL(3) (4)   TOTAL(3) (4)
                                                                     RATIO          RETURN        RETURN
                                                                    HIGHEST         LOWEST        HIGHEST
                                                                    -------         ------        -------
FIDELITY VIP OVERSEAS
2003                                                                   0.90%         42.08%         42.65%
2002                                                                   0.90         -21.00         -20.68
2001                                                                   0.90         -21.88         -21.56
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2 (b)
2003                                                                   0.90          25.80          26.31
2002                                                                   0.90         -23.88         -23.58
2001                                                                   0.90         -12.43         -12.19(c)
FT VIP FRANKLIN SMALL CAP CLASS 2
2003                                                                   0.90          36.01          36.56
2002                                                                   0.90         -29.33         -29.04
2001                                                                   0.90          -6.86          -6.61(c)
INVESCO VIF HEALTH SCIENCES (b)
2003                                                                   0.50            N/A          27.14
2002                                                                   0.90         -24.83         -24.83
2001                                                                   0.90           2.36           2.36(c)
JANUS ASPEN GROWTH SERVICE SHARES
2003                                                                   0.90          30.31          30.84
2002                                                                   0.90         -27.38         -27.09
2001                                                                   0.90         -21.13         -20.92(c)
T. ROWE PRICE INTERNATIONAL STOCK
2003                                                                   0.90          29.35          29.87
2002                                                                   0.90         -19.03         -18.70
2001                                                                   0.90         -22.92         -22.60

(a) AVAILABLE IN VEL 87, 91 ONLY.
(b) AVAILABLE IN VEL PLUS ONLY.
(c) START DATE OF 5/1/2001.
(d) NAME CHANGED. SEE NOTE 1.
(e) FUND MERGER. SEE NOTE 1.

(1) THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE SUB-ACCOUNT FROM THE UNDERLYING FUND, NET OF MANAGEMENT FEES ASSESSED BY THE FUND MANAGER, DIVIDED BY THE AVERAGE NET ASSETS. THESE RATIOS EXCLUDE THOSE EXPENSES, SUCH AS MORTALITY AND EXPENSE CHARGES, THAT RESULT IN DIRECT REDUCTIONS IN THE UNIT VALUES. THE RECOGNITION OF INVESTMENT INCOME BY THE SUB-ACCOUNT IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNTS INVEST.

VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (Continued)

(2) THESE RATIOS REPRESENT THE ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT, CONSISTING PRIMARILY OF MORTALITY AND EXPENSE CHARGES, FOR EACH PERIOD INDICATED. THE RATIOS INCLUDE ONLY THOSE EXPENSES THAT RESULT IN A DIRECT REDUCTION TO UNIT VALUES. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUND ARE EXCLUDED.

(3) THESE AMOUNTS REPRESENT THE TOTAL RETURN FOR THE PERIODS INDICATED, INCLUDING CHANGES IN THE VALUE OF THE UNDERLYING FUND, AND REFLECT DEDUCTIONS FOR ALL ITEMS INCLUDED IN THE EXPENSE RATIO. THE TOTAL RETURN DOES NOT INCLUDE ANY EXPENSES ASSESSED THROUGH THE REDEMPTION OF UNITS; INCLUSION OF THESE EXPENSES IN THE CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED. INVESTMENT OPTIONS WITH A DATE NOTATION INDICATE THE EFFECTIVE DATE OF THAT INVESTMENT OPTION IN THE VARIABLE ACCOUNT. THE TOTAL RETURN IS CALCULATED FOR THE PERIOD INDICATED OR FROM THE EFFECTIVE DATE THROUGH THE END OF THE REPORTING PERIOD.

(4) BEGINNING IN 2003, THE HIGHEST UNIT VALUE AND TOTAL RETURN CORRESPOND WITH THE PRODUCT WITH THE LOWEST EXPENSE RATIO. THE LOWEST UNIT VALUE AND TOTAL RETURN CORRESPOND WITH THE PRODUCT WITH THE HIGHEST EXPENSE RATIO.

NOTE 6 - NEW ACCOUNTING PRONOUNCEMENT

   Statement of Position (SOP) 03-5 "Financial Highlights of Separate Accounts:
An Amendment to the Audit and Accounting Guide Audits of Investment Companies" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Separate Account, but resulted in additional disclosures in the footnotes to the financial statements.

                            PART C: OTHER INFORMATION

ITEM 27.  EXHIBITS

     (A)   BOARD OF DIRECTORS RESOLUTION.

               Certified copy of Resolutions of the Board of Directors of the Company of April 2, 1987 establishing the VEL Account was previously filed on April 16, 1998 in Post-Effective Amendment No. 20 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (B)   CUSTODIAN AGREEMENTS.

               Not applicable.

     (C)   UNDERWRITING CONTRACTS.

               (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 20 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (2) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 20 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (3) Career Agent Agreement was previously filed in on April 16, 1998 in Post-Effective Amendment No. 20 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (D)   POLICY.

               (1) The Policy and initial Policy endorsements were previously filed in on April 16, 1998 in Post-Effective Amendment No. 20 of this Registration Statement on Form S-6, and are incorporated by reference herein.

               (2) Paid up Life Insurance Option Endorsement was previously filed on April 2, 1997 in Post-Effective Amendment No. 19 of this Registration Statement on Form S-6, and is incorporated by reference herein:

               (3) Preferred Loan Endorsement was previously filed on April 2, 1997 in Post-Effective Amendment No. 19 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (E)   APPLICATION.

               Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 20 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (F)   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

               Amended Articles of Incorporation and Bylaws of the Company were previously filed on September 29, 1995 in Post-Effective Amendment No. 17 of this Registration Statement on Form S-6, and are incorporated by reference herein.

     (G)   REINSURANCE CONTRACTS.

           (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance

                Company and General & Cologne Life Re of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (3) Reinsurance contract dated July 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (4) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (5) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (6) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (7) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (8) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (9) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (10) Reinsurance contract dated April 1, 1996 among First Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (11) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (12) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Connecticut General Life Insurance Company was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466,
                and is incorporated by reference herein.

           (13) Reinsurance contract dated November 22, 1995 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (14) Reinsurance contract dated January 1, 1995 among State Mutual Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (15) Reinsurance contract dated January 1, 1994 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (16) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (17) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (18) Reinsurance contract dated February 26, 1991 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (19) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (20) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (21) Reinsurance contract dated July 1, 1986 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (22) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (23) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

           (24) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No.
                33-57792/811-7466, and is incorporated by reference herein.

     (H)   PARTICIPATION AGREEMENTS.

               (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed in Post-Effective Amendment No. 18 on April 28, 2003 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466 on Form S-6, and is incorporated by reference herein.

               (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 20 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

               (3) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 20 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

               (4) Amendment dated May 1, 2001 to the Delaware Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

               (5) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 20 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

               (6) Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 19 on Form S-6, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 18 on Form S-6, and is incorporated by reference herein.

               (7) Service Agreement with Rowe-Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

               (8) Amendment dated February 25, 2000 to the Janus Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated May 27, 1999 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

               (9) Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 was previously filed in Pre-Effective Amendment No. 1 of Registration No. 333-93031/811-09631 on Form S-6, and is incorporated by referenced herein.

               (10) Amendment dated May 1, 2002 to the Alliance Amended and
                    Restated Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Merger and Consolidated Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and are incorporated by reference herein.

     (I)   ADMINISTRATIVE CONTRACTS.

               (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (2)  Directors' Power of Attorney is filed herewith.

     (J)   OTHER MATERIAL CONTRACTS.

                Not Applicable.

     (K)   LEGAL OPINION.

                Opinion of Counsel is filed herewith.

     (L)   ACTUARIAL OPINION.

                Not Applicable. The Registration Statement does not include illustrations.

     (M)   CALCULATION.

                Not Applicable. The Registration Statement does not include illustrations.

     (N)   OTHER OPINIONS.

                Consent of Independent Accountants is filed herewith.

     (O)   OMITTED FINANCIAL STATEMENTS.

                Financial Statements included in Part B
                Financial Statements for Allmerica Financial Life Insurance and Annuity Company and Financial Statements for the VEL Account of Allmerica Financial Life Insurance and Annuity Company are filed herewith.

     (P)   INITIAL CAPITAL AGREEMENT.

                Not Applicable.

     (Q)   REDEEMABILITY EXEMPTION.

                Not Applicable. Any such disclosures are included in the prospectus and/or SAI.


ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Warren E. Barnes                            Director of Allmerica Financial and First Allmerica (since 2004);
     Director, Vice President and           Vice President of Allmerica Financial (since 1998); Vice President of
     Corporate Controller                   First Allmerica (since 1996); and Corporate Controller of
                                            Allmerica Financial and First Allmerica (since 1998)

Michael K. Britt                            Director of Allmerica Financial and First Allmerica (since 2004);
     Director                               President of Citizens Insurance Company of America (since 2000);
                                            and Vice President of The Hanover Insurance Company, The Hanover
                                            American Insurance Company and Massachusetts Bay Insurance
                                            Company (1997-2000)

Charles F. Cronin                           Vice President and Corporate Group Counsel of Allmerica Financial and
     Vice President, Corporate Group        First Allmerica (since 2003); Secretary (since 2000); Assistant Vice
     Counsel and Secretary                  President (1999-2003); and Counsel of First Allmerica (2000-2003);
                                            and Attorney of Nutter, McClennen & Fish (1991-1996)

Frederick H. Eppinger, Jr.                  President and Chief Executive Officer of AFC (since 2003); Executive
     Chairman of the Board                  Vice President of  Property and Casualty Field and Service Operations
                                            for The Hartford (2001-2003); Senior Vice President of Strategic
                                            Marketing for ChannelPoint, Inc. (2000-2001); and Partner at McKinsey
                                            & Company (1985-2000)

David J. Firstenberg                        Director of Allmerica Financial and First Allmerica (since 2004);
     Director                               Vice President of First Allmerica (since 2002); Vice President of
                                            Property and Casualty Commercial Lines of The Hanover Insurance
                                            Company (since 2002); and Senior Vice President at CGU/One
                                            Beacon Insurance Company (1997-2001)

J. Kendall Huber                            Director of Allmerica Financial and First Allmerica (since 2000); Senior
     Director, Senior Vice President        Vice President of Allmerica Financial and First Allmerica (since 2003);
     and General Counsel                    General Counsel (since 2000); Vice President (2000-2003) of First
                                            Allmerica; Vice President (1999) of Promos Hotel Corporation;
                                            Vice President and Deputy General Counsel (1998-1999) of Legg
                                            Mason, Inc.; Vice President and Deputy General Counsel (1995-1998)
                                            of USF&G Corporation

John P. Kavanaugh                           Director and Chief Investment Officer of Allmerica Financial
     Director, Vice President and           and First Allmerica (since 1996); Vice President (since 1991) of First
     Chief Investment Officer               Allmerica; and President (since 1995) of Opus Investment Management, Inc.

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Richard W. Lavey                            Director of Allmerica Financial and First Allmerica (since 2004); Vice
     Director                               President of Property and Casualty Strategic Marketing of The
                                            Hanover Insurance Company and Citizens Insurance Company of
                                            America (since 2004); Vice President of Strategic Marketing for the
                                            Small Commercial Division of The Hartford Insurance Company
                                            (2001-2003); Director of Business Development for Bowstreet, Inc.
                                            (2000-2001); Director of Industry Services for ChannelPoint, Inc.
                                            (1999-2000); and Senior Associate at America Practice Management
                                            in New York (1995-1999)

Mark C. McGivney                            Director of Allmerica Financial and First Allmerica (since 2004), Vice
     Director, Vice President and           President of Allmerica Financial (since 2002); Vice President of First
     Treasurer                              Allmerica (since 1997); and Treasurer of Allmerica Financial and First
                                            Allmerica (since 2000); Associate, Investment Banking (1996-1997)
                                            of Merrill Lynch & Co.

Edward J. Parry, III                        Executive Vice President and Chief Financial Officer of AFC
     Director, Senior Vice President        (since 2003) Director of Allmerica Financial and First Allmerica
     and Chief Financial Officer            (since 1996); Senior Vice President of Allmerica Financial and
                                            First Allmerica (since 2003); Chief Financial Officer (since 1996);
                                            Vice President (1993-2003) and Treasurer (1993-2000)

Michael A. Reardon                          Director, President and Chief Executive Officer (since 2004);
     Director, President and                Vice President of Allmerica Financial and First Allmerica (2001-2004);
     Chief Executive Officer                Vice President of First Allmerica (1997-2004); and Vice President
                                            of Allmerica Financial (1999-2004)

Joseph W. Rovito                            Director of Allmerica Financial and First Allmerica (since 2004); Vice
     Director                               President of The Hanover Insurance Company and Citizens
                                            Insurance Company of America (since 1998); with The Hanover
                                            Insurance Company (since 1985)

Mhayse G. Samalya                           Director of Allmerica Financial and First Allmerica (since 2004);
     Director                               President of The Hanover Insurance Company (since 2002); Vice
                                            President of the Hanover Insurance Company (1999-2002); and
                                            President of Travelers Secure (1998-1999)

Gregory D. Tranter                          Vice President and Chief Information Officer of AFC (since 2000);
    Director and Vice President             Director and Vice President of Allmerica Financial and First Allmerica
                                            (since 2000); Vice President of Travelers Property &  Casualty
                                            (1996-1998); Director of Geico Team (1983-1996) of Aetna Life &
                                            Casualty

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     See attached Organizational Chart.


                                                   Allmerica Financial Corporation

                                                              Delaware

       |                 |                  |                  |                 |                |                  |

________________________________________________________________________________________________________________________________

      100%             100%                100%               100%              100%             100%               100%

     Opus           Financial           Allmerica           Allmerica       AFC  Capital       VeraVest,            First

  Investment        Profiles,            Funding            Financial         Trust I            Inc.             Sterling

  Management,          Inc.                Corp.              Life                                                 Limited

     Inc.                                                   Insurance

                                                           and Annuity

                                                             Company

 Massachusetts      California        Massachusetts       Massachusetts       Delaware       Massachusetts         Bermuda

  |                                                       |                                                           |

  |                                                       |                                                         100%

  |                                                       |                                                    First Sterling

  |                                                       |                                                      Reinsurance

  |                                                       |                                                        Company

  |                                                       |                                                        Limited

  |                                                       |                                                        Bermuda

  | ________________________________________________________________________________________________________________________________

  |       |            |            |              |           |             |            |          |           |           |

  |      100%         100%         100%           100%        100%          100%         100%       100%        100%        100%

  |   VeraVest     VeraVest     Allmerica      Allmerica    Allmerica      First      Allmerica  Allmerica    Allmerica   Allmerica

  | Investments,  Investment    Financial      Financial   Investments   Allmerica   Investments Investment  Investment  Investments

  |     Inc.       Advisors,    Investment     Services     Insurance    Financial    Insurance   Insurance   Insurance   Insurance

  |                   Inc.      Management     Insurance     Agency        Life        Agency    Agency Inc. Agency Inc.    Agency

  |                              Services,      Agency,     Inc. of      Insurance   of Florida, of Georgia  of Kentucky   Inc. of

  |                                Inc.           Inc.      Alabama       Company        Inc.                            Mississippi

  |

  | Massachusetts Massachusetts Massachusetts Massachusetts  Alabama    Massachusetts    Florida    Georgia    Kentucky  Mississippi

  |                                                                           |
__________________________________________________________________________   _________

      |               |               |              |             |            |

     100%            100%            100%           100%          100%         100%

  Allmerica     Allmerica Asset   The Hanover     Allmerica     Citizens     Allmerica

Benefits, Inc.    Management,      Insurance      Financial     Insurance      Trust

                   Limited          Company       Insurance      Company     Company,

                                                Brokers, Inc.  of Illinois     N.A.

                                                                             Federally

   Florida         Bermuda       New Hampshire  Massachusetts   Illinois     Chartered

                                      |
_________________________________________________________________________________________________________________________

      |            |             |              |               |              |             |             |

     100%         100%          100%           100%            100%           100%          100%          100%

  Allmerica    Allmerica    The Hanover      Hanover      Massachusetts    Allmerica     AMGRO, Inc.   The Hanover

  Financial      Plus         American        Texas       Bay Insurance    Financial                   New Jersey

   Benefit     Insurance     Insurance      Insurance        Company       Alliance                    Insurance

  Insurance     Agency,       Company       Management                     Insurance                   Company

   Company        Inc.                     Company, Inc.                    Company

  Michigan   Massachusetts  New Hampshire    Texas       New Hampshire   New Hampshire  Massachusetts New Hampshire

                                                              |                              |

                                          ____________________________________________  _____________________________

                                               |              |                |             |                |

                                              100%           100%             100%          100%             100%

                                            Citizens       Citizens         Citizens    Lloyds Credit       AMGRO

                                            Insurance      Insurance        Insurance    Corporation      Receivables

                                             Company        Company          Company                      Corporation

                                             of Ohio       of America        of the

                                                                             Midwest


                                              Ohio          Michigan         Indiana    Massachusetts      Delaware

                                                               |
                                                         _______________

                                                               |

                                                              100%

                                                            Citizens

                                                           Management

                                                              Inc.


                                                            Delaware

                  ...............

                  Hanover Lloyd's

                    Insurance

                     Company



                      Texas





--------  Affiliated Lloyd's plan company, controlled by Underwriters for the benefit of The Hanover Insurance Company


          ---------------   ----------------

             Allmerica         Allmerica

          Investment Trust     Securities

                                 Trust



           Massachusetts     Massachusetts


--------  Affiliated Management Investment Companies


                    _________________

                      AAM High Yield

                       Fund, L.L.C.


                      Massachusetts


________  Established for the benefit of First Allmerica, Allmerica Financial Life,

          Hanover and Citizens

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

               NAME                                     ADDRESS                         TYPE OF BUSINESS
               ----                                     -------                         ----------------
AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653


Allmerica Asset Management, Limited               440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health
and Annuity Company                               Worcester MA 01653              insurance, annuities, variable
                                                                                  annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Investment corporation
                                                  Worcester MA 01653

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc.                         Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street              Investment  Trust
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Trust
                                                  Worcester MA 01653


Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              company

AMGRO, Inc.                                       440 Lincoln Street              Premium financing
                                                  Worcester MA 01653

AMGRO Receivables Corporation                     440 Lincoln Street              Receivables Purchase Corporation
                                                  Worcester MA 01653

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         440 Lincoln Street              Risk management services
(formerly known as Sterling Risk Management       Worcester MA 01653
Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas            Software company
                                                  Suite A
                                                  Carlsbad CA 92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company                                           Worcester MA 01653              and health insurance company

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

The Hanover American Insurance                    440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

The Hanover Insurance Company                     440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.              Insurance Company
                                                  Dallas TX 75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road               Multi-line property and casualty
                                                  Suite 500                       insurance
                                                  Dallas TX 75231


Lloyds Credit Corporation                         440 Lincoln Street              Premium financing service
                                                  Worcester MA 01653              franchises

Massachusetts Bay Insurance Company               440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Opus Investment Management, Inc.                  440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Asset                Worcester MA 01653
Management, Inc.)

VeraVest, Inc. (formerly known as Allmerica       440 Lincoln Street              Securities, retail broker-dealer
Services Corporation)                             Worcester MA 01653

VeraVest Investment Advisors, Inc.                440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Investment           Worcester, MA 01653
Management Company, Inc.)

VeraVest Investments, Inc.                        440 Lincoln Street              Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 30.  INDEMNIFICATION

     RULE 484 UNDERTAKING - Article VIII of Registrant's Bylaws provides: "Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise."

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

                - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

                - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

                -   Allmerica Investment Trust

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, MA 01653.

           NAME                                         POSITION OR OFFICE WITH UNDERWRITER
           ----                                         -----------------------------------
           Michael J. Brodeur                           Director, President and Chief Compliance Officer

           Charles F. Cronin                            Secretary/Clerk

           J. Kendall Huber                             Director

           Mark C. McGivney                             Treasurer

           K. David Nunley                              Vice President

           Michael A. Reardon                           Director

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2003. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 33.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2004.

                                 VEL ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                             By: /s/ Charles F. Cronin
                                 ----------------------------------
                             Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE                                                            DATE
----------                                -----                                                            ----
FREDERICK H. EPPINGER JR.*                Chairman of the Board                                            April 1, 2004
------------------------------------

/s/WARREN E. BARNES                       Director, Vice President and Corporate Controller
------------------------------------
Warren E. Barnes

MICHAEL K. BRITT*                         Director
------------------------------------

DAVID J. FIRSTENBERG*                     Director
------------------------------------

J. KENDALL HUBER*                         Director, Senior Vice President and General Counsel
------------------------------------

JOHN P. KAVANAUGH*                        Director, Vice President and Chief Investment Officer
------------------------------------

RICHARD W. LAVEY*                         Director
------------------------------------

MARK C. MCGIVNEY*                         Director, Vice President and Treasurer
------------------------------------

EDWARD J. PARRY, III*                     Director, Senior Vice President and Chief Financial Officer
------------------------------------

MICHAEL A. REARDON*                       Director, President and Chief Executive Officer
------------------------------------

JOSEPH V. ROVITO*                         Director
------------------------------------

MHAYSE G. SAMALYA*                        Director
------------------------------------

GREGORY D. TRANTER*                       Director, Vice President and Chief Information Officer
------------------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated March 30, 2004 duly executed by such persons.

/s/Sheila B. St. Hilaire
--------------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-14672)

                             FORM N-6 EXHIBIT TABLE

Exhibit (I)(2)  Directors' Powers of Attorney

Exhibit (K)     Opinion of Counsel

Exhibit (N)     Consent of Independent Accountants